Exhibit 10.20

EXECUTION VERSION

REFINANCING FACILITY AGREEMENT, dated as of April 13, 2017 (this “Refinancing Facility Agreement”), to the CREDIT AGREEMENT dated as of February 7, 2013 (as amended by Amendment No. 1 to the Credit Agreement dated as of May 22, 2014, Amendment No. 2 to the Credit Agreement dated as of July 30, 2015, Amendment No. 3 to the Credit Agreement dated as of August 13, 2015, the Loan Modification Agreement dated as of January 18, 2017, and as otherwise amended, supplemented or modified prior to the date hereof, the “Existing Credit Agreement”), among SURVEYMONKEY INC., a Delaware corporation (the “Borrower”), SVMK INC., a Delaware corporation (“Holdings”), the lenders from time to time party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Agent”).

Pursuant to the Existing Credit Agreement, on the Effective Date (as defined in the Existing Credit Agreement), (i) the Term Lenders made Term Loans to the Borrower (the “Existing Term Loans”) and (ii) the Revolving Lenders provided Revolving Commitments to the Borrower (the “Existing Revolving Commitments”).

Holdings, the Borrower and the Subsidiary Loan Parties are party to one or more of the Security Documents, pursuant to which, among other things, Holdings and the Subsidiary Loan Parties guaranteed the Obligations of the Borrower under the Existing Credit Agreement and provided security therefor.

The Borrower has requested that the Existing Credit Agreement be amended and restated to (i) replace the Existing Revolving Commitments outstanding immediately prior to the effectiveness of this Refinancing Facility Agreement in their entirety with new Revolving Commitments (as defined in the Amended and Restated Credit Agreement (as defined below)) in an aggregate principal amount equal to $75,000,000 (the “New Revolving Commitments”), which New Revolving Commitments shall have the same terms as the Existing Revolving Commitment, other than to the extent expressly provided otherwise in this Refinancing Facility Agreement or the Amended and Restated Credit Agreement, (ii) establish new Term Loans under the Amended and Restated Credit Agreement in an aggregate principal amount of $300,000,000 (the “New Term Loans”), which New Term Loans shall have the same terms as the Existing Term Loans, other than to the extent expressly provided otherwise in this Refinancing Facility Agreement or the Amended and Restated Credit Agreement and (iii) effect certain other changes to the Existing Credit Agreement as set forth in the Amended and Restated Credit Agreement.

The New Term Loans will be comprised of (i) Refinancing Term Loans in an aggregate principal amount equal to the aggregate principal amount of the Existing Term Loans outstanding immediately prior to the effectiveness of this Refinancing Facility Agreement, which Refinancing Term Loans will refinance in full the Existing Term Loans, and (ii) additional Term Loans, the proceeds of which will be used by the Borrower to pay fees and expenses in connection with the transactions contemplated by this Refinancing Facility Agreement and for general corporate purposes of the Borrower and its Subsidiaries.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) shall have the meanings given to them in the Amended and Restated Credit Agreement. The rules of interpretation set forth in Section 1.03 (Terms Generally) of the Amended and Restated Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. New Revolving Commitments. (a) Each Person that has executed and delivered a signature page to this Refinancing Facility Agreement as a “New Revolving Lender” (the “New Revolving Lenders”) hereby agrees to (i) provide a New Revolving Commitment in the amount set forth opposite such Person’s name on Schedule 2.01 attached hereto under the heading “Revolving Commitment” (the “New Revolving Commitments”) on the terms and subject to the conditions set forth herein and in the Amended and Restated Credit Agreement, (ii) the terms of the Amended and Restated Credit Agreement and (iii) automatically convert all of its Revolving Exposure (as defined in the Existing Credit Agreement) (its “Existing Revolving Exposure”) on the Refinancing Facility Agreement Effective Date into Revolving Exposure (as defined in the Amended and Restated Credit Agreement) in an amount equal to its Existing Revolving Exposure.

(b) Subject to the terms and conditions set forth herein, effective as of the Refinancing Facility Agreement Effective Date, all Revolving Commitments in effect under the Existing Credit Agreement immediately prior to the Refinancing Facility Agreement Effective Date will be terminated. The Borrower shall, on the Refinancing Facility Agreement Effective Date, pay to the Agent, for the accounts of the Revolving Lenders with Revolving Commitments immediately prior to the Refinancing Facility Agreement Effective Date under the Existing Credit Agreement, all interest and fees accrued to the Refinancing Facility Agreement Effective Date with respect to (i) such Revolving Commitments, (ii) any outstanding Revolving Loans and (iii) any outstanding Swingline Loans.

(c) Subject to the terms and conditions set forth herein and in the Amended and Restated Credit Agreement, effective as of the Refinancing Facility Agreement Effective Date, for all purposes of the Loan Documents, (i) (x) the New Revolving Commitments shall constitute “Revolving Commitments” and “Commitments” under the Amended and Restated Credit Agreement and (y) each Revolving Loan in respect of such New Revolving Commitments shall constitute a “Revolving Loan” and a “Loan” under the Amended and Restated Credit Agreement and (ii) all Revolving Loans, Swingline Loans and Letters of Credit outstanding immediately prior to the Refinancing Facility Agreement Effective Date shall constitute Revolving Loans, Swingline Loans and Letters of Credit incurred or issued, as the case may be, pursuant to the Amended and Restated Credit Agreement, with each such Revolving Loan having the same Interest Period as the corresponding Revolving Loans outstanding as of the Refinancing Facility Agreement Effective Date immediately prior to giving effect to the transactions contemplated by this Refinancing Facility Agreement. Each New Revolving Lender acknowledges and agrees that, as of and on the Refinancing Facility Agreement Effective Date, it shall be a “Lender” and a “Revolving Lender” under, and for all purposes of, the Amended and Restated Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

SECTION 3. New Term Loans.

(a) Subject to the terms and conditions set forth herein and in the Amended and Restated Credit Agreement, each Person party hereto whose name is set forth on Schedule 2.01 attached hereto under the heading “Term Lender” (each such Person, a “Term Lender”), agrees, severally and not jointly, to make a New Term Loan to the Borrower on the Refinancing Facility Agreement Effective Date in an aggregate principal amount equal to the Term Commitment of such New Term Lender set forth on Schedule 2.01 hereto, by (x) funding such New Term Loans in cash in the amount indicated with respect to such Term Lender in such Schedule 2.01 (any such Term Lender, to the extent required to fund its New Term Loans in cash, a “New Term Lender”) and/or (y) converting into an equivalent principal amount of New Term Loans such principal amounts of such Term Lender’s Existing Term Loans as are indicated with respect to such Term Lender in such Schedule 2.01 (any such Term Lender, to the extent required to make its New Term Loans pursuant to such conversions, a “Converting Term Lender”) (the commitment of each Term Lender to make New Term Loans, including pursuant to such conversions, in the amounts set forth with respect to such Lender on Schedule 2.01 attached hereto, the “New Term Commitment” of such Term Lender and, collectively for all the Term Lenders, the “New Term Commitments”; any such Existing Term Loans converted into New Term Loans, the “Converted Loans”). No Term Lender shall be responsible for any other Term Lender’s failure to make New Term Loans.

(b) Subject to the terms and conditions set forth herein and in the Amended and Restated Credit Agreement, effective as of the Refinancing Facility Agreement Effective Date, for all purposes of the Loan Documents, (i) the New Term Commitments shall constitute “Term Commitments” under the Amended and Restated Credit Agreement, (ii) the New Term Loans shall constitute “Term Loans” and “Loans” under the Amended and Restated Credit Agreement and (iii) each Term Lender shall become, or continue to be, as applicable, a “Term Lender” and a “Lender” under the Amended and Restated Credit Agreement and shall have all the rights and obligations of, and benefits accruing to, a Lender under the Amended and Restated Credit Agreement and shall be bound by all agreements, acknowledgements and other obligations of Lenders. The proceeds of the New Term Loans shall be used by the Borrower solely for the purposes described in the recitals hereto.

(c) Upon the effectiveness of this Refinancing Facility Agreement, each of the Term Lenders, solely in their capacities as Lenders under the Existing Credit Agreement with respect to Existing Term Loans, shall cease to be a party to the Existing Credit Agreement and shall be released from all further obligations thereunder in respect of the Existing Term Loans; provided, however, that such Lenders shall continue to be entitled to the benefits (in accordance with the Existing Credit Agreement) of Sections 2.15, 2.16, 2.17, 2.18 and 9.03 of the Existing Credit Agreement as in effect immediately prior to the Refinancing Facility Agreement Effective Date in respect of the Existing Term Loans (other than Converted Loans).

(d) Each Term Lender that has delivered a signature page to this Refinancing Facility Agreement and each Term Lender, by delivering its signature page to this Refinancing Facility Agreement, shall be deemed to have agreed and consented to the amendment and restatement of the Existing Credit Agreement in the form of the Amended and Restated Credit Agreement as contemplated hereby and to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Agent or any Class of Lenders on the Refinancing Facility Agreement Effective Date.

(e) Upon the effectiveness of this Refinancing Facility Agreement and subject to Section 3(f) below, the Existing Term Loans outstanding immediately prior to the Refinancing Facility Agreement Effective Date (other than the Converted Loans) shall be prepaid in full by the Borrower on the Refinancing Facility Agreement Effective Date, together with any funding losses payable in accordance with Section 2.16 of the Existing Credit Agreement. The Agent and each of the Lenders hereto hereby waives the requirement that the Borrower provide advance notice of such prepayment pursuant to Section 2.11 of the Existing Credit Agreement.

(f) Notwithstanding anything herein or in the Amended and Restated Credit Agreement to the contrary, (i) on the Refinancing Facility Agreement Effective Date, (x) the Borrower shall pay all accrued and unpaid interest with respect to the Existing Term Loans outstanding immediately prior to such date and (y) all Converted Term Loans outstanding as of such date shall have an Interest Period as set forth in the Borrowing Request required to be delivered pursuant to Section 6 below and (ii) the Converting Term Lenders hereby waive (x) the notice requirements of Section 2.07 of the Existing Credit Agreement with respect to the conversion of the interest rate applicable to the Converted Term Loans and the Borrowing of the New Term Loans and (y) any indemnity claim for breakage costs under Section 2.16 of the Existing Credit Agreement in connection with the repayment of interest and the conversion to a new Interest Period on the Refinancing Facility Agreement Effective Date as described above.

(g) For purposes of this Refinancing Facility Agreement, a portion of the New Term Loans equal to the aggregate principal amount of the Existing Term Loans shall constitute Refinancing Term Loans under the Existing Credit Agreement and shall be deemed to have been incurred immediately prior to the amendment and restatement of the Existing Credit Agreement. All other New Term Loans incurred hereunder (the “Additional Term Loans”) shall be deemed to have been incurred concurrently with the amendment and restatement of the Existing Credit Agreement pursuant to Section 2.01 of the Amended and Restated Credit Agreement but, for the avoidance of doubt, shall constitute a single Class of Term Loans under the Amended and Restated Credit Agreement and the other Loan Documents for all purposes thereof.

(h) The parties hereto acknowledge and agree that the Additional Term Loans shall not reduce the amount available to the Borrower under Section 2.21 of the Amended and Restated Credit Agreement, which amount shall be preserved and available for use by the Borrower after the Refinancing Facility Agreement Effective Date.

(i) For the avoidance of doubt, the aggregate principal amount of Term Loans to be outstanding on the Refinancing Facility Agreement Effective Date after giving effect to the transactions contemplated hereby shall be $300,000,000.

SECTION 4. Amendment and Restatement of Existing Credit Agreement. Effective as of the Refinancing Facility Agreement Effective Date:

(a) The Existing Credit Agreement is hereby amended and restated in its entirety in the form of the Amended and Restated Credit Agreement set forth as Annex I hereto (the Existing Credit Agreement as so amended and restated is referred to herein as the “Amended and Restated Credit Agreement”).

(b) All exhibits to the Existing Credit Agreement shall be amended and restated in the forms attached hereto.

(c) All schedules to the Existing Credit Agreement shall be amended and restated in the forms attached hereto.

(d) The amendment and restatement of the Existing Credit Agreement shall be deemed to occur immediately upon the incurrence of the Refinancing Term Loans described in Section 3 hereof and immediately prior to the incurrence of the Additional Term Loans and the New Revolving Commitments.

SECTION 5. Representations and Warranties. In order to induce the other parties hereto to enter into this Refinancing Facility Agreement, each of Holdings and the Borrower represents and warrants to each of the Lenders party hereto and the Agent that (a) this Refinancing Facility Agreement has been duly authorized, executed and delivered by the Borrower, Holdings and each Subsidiary Loan Party party hereto, and this Refinancing Facility Agreement constitutes a legal, valid and binding obligation of each such party, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally and to general principles of equity (regardless of whether enforcement is sought in equity or at law), (b) after giving effect to this Refinancing Facility Agreement, the representations and warranties of the Borrower and each other Loan Party set forth in Article III of the Amended and Restated Credit Agreement and in each other Loan Document are true and correct (i) in the case of representations and warranties qualified as to materiality or Material Adverse Effect, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Refinancing Facility Agreement Effective Date, except to the extent that such representations and warranties relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date and (c) as of the Refinancing Facility Agreement Effective Date, after giving effect to this Refinancing Facility Agreement, no Default or Event of Default has occurred and is continuing.

SECTION 6. Conditions Precedent to Effectiveness. The effectiveness of this Refinancing Facility Agreement shall be subject to the satisfaction or waiver by the New Revolving Lenders and the New Term Lenders of the following conditions precedent (the date on which such conditions precedent are first satisfied or waived, the “Refinancing Facility Agreement Effective Date”):

(a) The Agent shall have received counterparts of this Refinancing Facility Agreement that, when taken together, bear the signatures of (i) the Borrower, Holdings and each of the Subsidiary Loan Parties, (ii) the Agent, (iii) each of the New Revolving Lenders, (iv) each of the New Term Lenders and (v) each of the Converting Term Lenders (which, for the avoidance of doubt, together with the New Term Lenders, constitute the Required Lenders under the Existing Credit Agreement).

(b) The Agent shall have received a favorable written opinion (addressed to the Agent, the Lenders and the Issuing Banks and dated the Refinancing Facility Agreement Effective Date) of Wilson Sonsini Goodrich & Rosati, special counsel for the Loan Parties, in customary form and substance reasonably satisfactory to the Agent.

(c) The Agent shall have received a copy of (i) each organizational document of each Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority, (ii) signature and incumbency certificates of the officers of each Loan Party executing the Loan Documents to which it is a party, (iii) resolutions of the board of directors (or equivalent body or sole member, as applicable) of each Loan Party approving and authorizing the execution, delivery and performance of Loan Documents to which it is a party, certified as of the Refinancing Facility Agreement Effective Date by its secretary or an assistant secretary as being in full force and effect, and (iv) a good standing certificate from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation.

(d) The Agent shall have received a certificate, dated the Refinancing Facility Agreement Effective Date and signed by the chief executive officer or the chief financial officer of each of Holdings and Borrower, confirming that the representations and warranties set forth in Section 5 above are true and correct on and as of the Refinancing Facility Agreement Effective Date.

(e) The Agent shall have received from the Borrower payment in immediately available funds of (i) all fees and other amounts required to be paid on the Refinancing Facility Agreement Effective Date pursuant to the Engagement Letter dated as of March 28, 2017 (the “Engagement Letter”), among the Borrower, JPMorgan Chase Bank, N.A., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs Bank USA, SunTrust Robinson Humphrey, Inc. and SunTrust Bank and the Administrative Agent Fee Letter dated as of March 28, 2017, by and between the Borrower and JPMorgan Chase Bank, N.A., (ii) all reasonable out-of-pocket expenses required to be paid pursuant to the Engagement Letter or Section 9 hereof, in each case, to the extent invoiced at least one Business Day prior to the Refinancing Facility Agreement Effective Date, (iii) an upfront fee, for the account of each New Revolving Lender party hereto, in an amount equal to 0.50% of the aggregate amount of each such New Revolving Lender’s New Revolving Commitment (whether used and unused) under the Amended and Restated Credit Agreement as of the Refinancing Facility Agreement Effective Date and (iv) the aggregate principal amount of all Existing Term Loans (other than Converted Term Loans), together with all accrued and unpaid interest and fees with respect to all Term Loans, Revolving Loans and Revolving Commitments outstanding on the Refinancing Facility Agreement Effective Date immediately prior to giving effect to this Refinancing Facility Agreement. Each Converting Term Lender shall receive an upfront fee in an amount equal to 0.50% of the aggregate principal amount of such Converting Term Lender’s Converted Loans and each New Term Lender shall fund its New Term Loans with original issue discount equal to 0.50%.

(f) The Collateral and Guarantee Requirement shall continue to be satisfied as of the Refinancing Facility Agreement Effective Date and the Agent shall have received (i) a completed Perfection Certificate dated the Refinancing Facility Agreement Effective Date and signed by a Financial Officer of each of Holdings and the Borrower, together with all attachments contemplated thereby and (ii) the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to Holdings, the Borrower and the Subsidiary Loan Parties in the jurisdictions contemplated by the Perfection Certificate.

(g) The Agent shall have received a certificate, substantially in the form of Exhibit G to the Existing Credit Agreement, from the chief financial officer of Holdings certifying as to the solvency of Holdings and its subsidiaries on a consolidated basis on the Refinancing Facility Agreement Effective Date after giving effect to the transactions contemplated hereby.

(h) The Agent shall have received all documentation and other information about the Loan Parties as has been reasonably requested by the Agent at least five Business Days prior to the Refinancing Facility Agreement Effective Date and that it reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

(i) The Agent shall have received a Borrowing Request pursuant to Section 2.03 of the Amended and Restated Credit Agreement.

SECTION 7. Reaffirmation of Guarantee and Security. (a) The Borrower and each other Loan Party, by its signature below, hereby (i) agrees that, notwithstanding the effectiveness of this Refinancing Facility Agreement, the Security Documents continue to be in full force and effect and (ii) affirms and confirms its guarantee of the Obligations (after giving effect to this Refinancing Facility Agreement) and the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations (after giving effect to this Refinancing Facility Agreement), all as provided in the Security Documents as originally executed (and giving effect to this Refinancing Facility Agreement), and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Amended and Restated Credit Agreement (after giving effect to this Refinancing Facility Agreement) and the other Loan Documents.

(b) The Borrower and each other Loan Party hereby consents to this Refinancing Facility Agreement and the transactions contemplated hereby. Neither this Refinancing Facility Agreement nor the effectiveness of the Amended and Restated Credit Agreement nor the transactions contemplated hereby or thereby discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the Liens and security interests existing immediately prior to the Refinancing Facility Agreement Effective Date in favor of the Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing contained herein or in the Amended and Restated Credit Agreement shall be construed as a novation or a termination of the Obligations outstanding under the Existing Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as expressly set forth herein or as modified hereby (including by the Amended and Restated Credit Agreement).

(c) Except as expressly set forth herein or in the Amended and Restated Credit Agreement, this Refinancing Facility Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended and Restated Credit Agreement or any other Loan Document in similar or different circumstances. After the Refinancing Facility Agreement Effective Date, as used in the Amended and Restated Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Amended and Restated Credit Agreement and any reference to the Existing Credit Agreement in any Loan Document shall mean the Existing Credit Agreement as amended and restated hereby.

SECTION 8. Reference to and Effect on the Existing Credit Agreement and the Other Loan Documents.

(a) This Refinancing Facility Agreement shall constitute a “Refinancing Facility Agreement” pursuant to Section 2.24 of the Existing Credit Agreement under, and for all purposes of, the Existing Credit Agreement and the other Loan Documents. This Refinancing Facility Agreement shall be a Loan Document as defined in the Existing Credit Agreement and the Amended and Restated Credit Agreement.

(b) This Refinancing Facility Agreement shall constitute the written notice required under Section 2.24(a) of the Credit Agreement.

SECTION 9. Expenses. The Borrower and Holdings agree, jointly and severally, to pay all reasonable and documented out-of-pocket expenses incurred by the Agent in connection with this Refinancing Facility Agreement (including the reasonable and documented fees, charges and disbursements of Cravath, Swaine & Moore LLP).

SECTION 10. Counterparts. This Refinancing Facility Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Refinancing Facility Agreement by facsimile transmission, “.pdf” or similar electronic format shall be as effective as delivery of a manually signed counterpart of this Refinancing Facility Agreement.

SECTION 11. Governing Law; Jurisdiction; WAIVER OF JURY TRIAL; Etc. The provisions of Sections 9.09 (Governing Law; Jurisdiction; Consent to Service of Process) and 9.10 (WAIVER OF JURY TRIAL) of the Existing Credit Agreement shall apply to this Refinancing Facility Agreement, mutatis mutandis.

SECTION 12. Headings. The headings of this Refinancing Facility Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a New Term Lender, a New Revolving Lender and as Agent and Issuing Bank,

By	/s/ Nicholas Gitron-Beer
Name: Nicholas Gitron-Beer
Title: Vice President

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Refinancing Facility Agreement to be duly executed by their duly authorized officers, all as of the date first above written.

SURVEYMONKEY INC., as Borrower,

By	/s/ Timothy Maly
Name: Timothy Maly
Title: Chief Operating Officer,
Chief Financial Officer and
Treasurer

SVMK INC., as Holdings,

By	/s/ Timothy Maly
Name: Timothy Maly
Title: Chief Operating Officer,
Chief Financial Officer and
Treasurer

INFINITY BOX INC., as a Subsidiary Loan Party,

By	/s/ Timothy Maly
Name: Timothy Maly
Title: Chief Executive Officer,
President and Secretary

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

SUNTRUST BANK, as a New Revolving Lender and Issuing Bank,

By	/s/ Marshall T. Mangum, III
Name: Marshall T. Mangum, III
Title: Director

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a New Revolving Lender and Issuing Bank,

By	/s/ Karina Skuggedal
Name: Karina Skuggedal
Title: Vice President

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a New Revolving Lender and Issuing Bank,

By	/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: ACE American Insurance Company

BY: T. Rowe Price Associates, Inc. as investment advisor

By	/s/ Rebecca Willey
Name: Rebecca Willey
Title: Bank Loan Trader

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: AIB Debt Management Ltd

By	/s/ Joseph Augustini
	Name:	Joseph Augustini
	Title:	Senior Vice President
Investment Advisor to
AIB Debt Management, Limited

By	/s/ Edwin Holmes
	Name:	Edwin Holmes
	Title:	Vice President
Investment Advisor to
MB Debt Management, Limited

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds

BY: Sound Point Capital Management, LP as Sub-Advisor

By	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Blackstone / GSO Long-Short Credit Income Fund

BY:	GSO / Blackstone Debt Funds Management LLC as
Investment Advisor

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Blackstone / GSO Senior Floating Rate Term Fund

BY:	GSO / Blackstone Debt Funds Management LLC as
Investment Advisor

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: BLACKSTONE/GSO STRATEGIC CREDIT FUND

BY:	GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: BlueMountain CLO 2012-2 Ltd

BY:	BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,

Its Collateral Manager

By	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Bluemountain CLO 2013-1 LTD.

BY:	BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,
ITS COLLATERAL MANAGER

By	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: BlueMountain CLO 2014-1 Ltd

By	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: BlueMountain CLO 2015-3 Ltd

By	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Cavello Bay Reinsurance Limited

By:	Sound Point Capital Management, LP as Manager

By	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Commonwealth of Pennsylvania, Treasury Department - Tuition Account Program

BY:	Sound Point Capital Management, LP as Manager

By	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Cumberland Park CLO Ltd.

By:	GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans a such Term Lender.

Name of Lender: JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust, as a Term Lender

By	/s/ Tim Kane
PPM America, Inc., as sub-adviser
Name: Tim Kane
Title: Vice President

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: JPMORGAN CHASE BANK, N.A.

By	/s/ Michael Willett
Name: Michael Willett
Title: Authorized Signatory

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Kaiser Foundation Hospitals

By:	Sound Point Capital Management, LP as Manager

By	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Kaiser Permanente Group Trust

By:	Sound Point Capital Management, LP as Manager

By	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender:	LCM XIII Limited Partnership
	By:	LCM Asset Management LLC as Collateral Manager

By	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender:	LCM XVI Limited Partnership
	By:	LCM Asset Management LLC as Collateral Manager

By	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender:	LCM XVII Limited Partnership
	By:	LCM Asset Management LLC as Collateral Manager

By	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender:	LCM XVIII Limited Partnership
	By:	LCM Asset Management LLC as Collateral Manager

By	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender:	LCM XIX Limited Partnership
	By:	LCM Asset Management LLC as Collateral Manager

By	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender:	LCM XX Limited Partnership
	By:	LCM Asset Management LLC as Collateral Manager

By	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender:	LCM XXI Limited Partnership
	By:	LCM Asset Management LLC as Collateral Manager

By	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender:	LCM XXII Ltd.
	By:	LCM Asset Management LLC as Collateral Manager

By	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender:	LCM XXIII Ltd.
	By:	LCM Asset Management LLC as Collateral Manager

By	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender:	LCM XXIV Ltd.
	By:	LCM Asset Management LLC as Collateral Manager

By	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender:

By	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans a such Term Lender.

OFSI Fund VI, Ltd.
By:	OFS Capital Management, LLC
Its:	Collateral Manager

	By:	/s/ Dale R. Burrow
	Name:	Dale R. Burrow
	Title:	Director

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Privilege Underwriters Reciprocal Exchange

By:	Sound Point Capital Management, LP as Manager

By	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: PURE Insurance Company

By:	Sound Point Capital Management, LP as Manager

By	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Rockville Funding LLC

By	/s/ John H. Garrett
Name: John H. Garrett
Title: Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Saranac CLO I Limited

By:	Canaras Capital Management, LLC
As Sub-Investment Adviser

By	/s/ Andrew Heller
Name: Andrew Heller
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Saranac CLO II Limited

By:	Canaras Capital Management, LLC
As Sub-Investment Adviser

By	/s/ Andrew Heller
Name: Andrew Heller
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Saranac CLO III Limited

By:	Canaras Capital Management, LLC
As Sub-Investment Adviser

By	/s/ Andrew Heller
Name: Andrew Heller
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Sound Point CLO IX, Ltd.

By	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Sound Point CLO X, Ltd.

By:	Sound Point Capital Management, LP as Collateral Manager

By	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Sound Point CLO XII, Ltd.

By:	Sound Point Capital Management, LP as Collateral Manager

By	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: SOUND POINT FLOATING RATE FUND, A SERIES OF TAYLOR INSURANCE SERIES LP

BY:	Sound Point Capital Management LP As Investment Manager

By	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Sound Point Senior Floating Rate Master Fund, L.P.

BY:	Sound Point Capital Management, LP As Investment Manager

By	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: T. Rowe Price Floating Rate Fund, Inc.

By	/s/ Rebecca Willey
Name: Rebecca Willey
Title: Bank Loan Trader

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: T. Rowe Price Floating Rate Multi-Sector Account Portfolio

By	/s/ Rebecca Willey
Name: Rebecca Willey
Title: Bank Loan Trader

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: T. Rowe Price Institutional Floating Rate Fund

By	/s/ Rebecca Willey
Name: Rebecca Willey
Title: Bank Loan Trader

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Taconic Park CLO Ltd.

BY:	GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Teamsters Pension Trust Fund of Philadelphia & Vicinity

BY:	Sound Point Capital Management, LP as Investment Advisor

By	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

TCP Waterman CLO, LLC, as a Lender

By: Tennenbaum Capital Partners, LLC
Its: Investment Manager

By	/s/ Howard Levkowitz
Name: Howard Levkowitz
Title: Managing Partner

Tennenbaum Senior Loan Funding III, LLC, as a Lender

By: Tennenbaum Capital Partners, LLC
Its: Investment Manager

By	/s/ Howard Levkowitz
Name: Howard Levkowitz
Title: Managing Partner

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: THL Credit Wind River 2012-1 CLO Ltd.

BY:	THL Credit Senior Loan Strategies LLC, as Investment Manager

By	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: THL Credit Wind River 2016-1 CLO Ltd.

BY:	THL Credit Senior Loan Strategies LLC, its Manager

By	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SCHEDULE 2.01

COMMITMENTS

Term Commitment

Term Lender	Converted Term Loans	Term Commitment
JPMorgan Chase Bank, N.A.	$0.00	$211,070,873.88
Converting Term Lenders[1]	$88,929,126.12	$0.00

Total	$88,929,126.12	$211,070,873.88

Revolving Commitment

Revolving Lender	Revolving Commitment
JPMorgan Chase Bank, N.A.	$30,000,000
SunTrust Bank	$20,000,000
Bank of America, N.A.	$15,000,000
Goldman Sachs Bank USA	$10,000,000

Total	$75,000,000

[1]	List of Converting Term Lenders on file with the Agent.

ANNEX I

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

April 13, 2017,

among

SURVEYMONKEY INC.,

as Borrower

SVMK INC.,

as Holdings

The LENDERS Party Hereto

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

and

GOLDMAN SACHS BANK USA

as Co-Syndication Agents,

SUNTRUST BANK

as Documentation Agent

JPMORGAN CHASE BANK, N.A.,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

GOLDMAN SACHS BANK USA,

and

SUNTRUST ROBINSON HUMPHREY, INC.

as Joint Lead Arrangers and Joint Bookrunners

SCHEDULE:

Schedule 2.01	—	Commitments

EXHIBITS:

Exhibit A	—	Form of Assignment and Assumption
Exhibit B	—	Form of Borrowing Request
Exhibit C	—	Form of Guarantee and Collateral Agreement
Exhibit D	—	Form of Compliance Certificate
Exhibit E	—	Form of Interest Election Request
Exhibit F	—	Form of Perfection Certificate
Exhibit G	—	Form of Solvency Certificate
Exhibit H-1	—	Exhibit H-3 Form of U.S. Tax Compliance Certificate for Non-U.S. Lenders that are not Partnerships for U.S. Federal Income Tax Purposes
Exhibit H-2	—	Form of U.S. Tax Compliance Certificate for Non-U.S. Lenders that are not Partnerships for U.S. Federal Income Tax Purposes
Exhibit H-3	—	Form of U.S. Tax Compliance Certificate for Non-U.S. Participants that are not Partnerships for U.S. Federal Income Tax Purposes
Exhibir H-4	—	Form of U.S. Tax Compliance Certificate for Non-U.S. Participants that are Partnerships for U.S. Federal Income Tax Purposes
Exhibit I	—	Form of Affiliated Assignment and Assumption
Exhibit J	—	Auction Procedures

AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 13, 2017 (this “Agreement”), among SURVEYMONKEY INC., as Borrower, SVMK INC., the LENDERS party hereto from time to time and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

The parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, shall bear interest at a rate determined by reference to the Alternate Base Rate.

“Acquired EBITDA” means, with respect to any Person or business acquired in a Material Acquisition for any period, the amount for such period of Consolidated EBITDA of such Acquired Person or business (determined as if references to Holdings and the Subsidiaries in the definition of the term “Consolidated EBITDA” were references to such Acquired Person or business and its subsidiaries which become Subsidiaries), all as determined on a consolidated basis for such Acquired Person or business.

“Acquired Person” has the meaning set forth in the definition of Permitted Acquisition.

“Adjusted LIBO Rate” means, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent hereunder and under the other Loan Documents, and its successors in such capacity as provided in Article VIII.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly or indirectly Controls or is Controlled by or is under common Control with the Person specified; provided that for purposes of Section 6.09, the term “Affiliate” also means any Person that is a director or an executive officer of the Person specified, any Person that directly or indirectly beneficially owns Equity Interests in the Person specified representing 5% or more of the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding Equity Interests in the Person specified and any Person that would be an Affiliate of any such beneficial owner pursuant to this definition (but without giving effect to this proviso).

“Affiliated Assignment and Assumption” means an affiliated assignment and assumption agreement entered into by a Lender and a Purchasing Affiliated Lender or a Purchasing Borrower Party, as the case may be, substantially in the form of Exhibit I hereto.

“Aggregate Revolving Commitment” means the sum of the Revolving Commitments of all the Revolving Lenders.

“Aggregate Revolving Exposure” means the sum of the Revolving Exposures of all the Revolving Lenders.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus 1/2 of 1.00% per annum and (c) the Adjusted LIBO Rate on such day (or, if such day is not a Business Day, the immediately preceding Business Day) plus 1.00% per annum. For purposes of clause (c) above, the Adjusted LIBO Rate on any day shall be based on the LIBO Screen Rate at approximately 11:00 a.m., London time, on such day for deposits in dollars with a maturity of one month; provided that if such rate shall be less than zero, such rate shall be deemed to be zero. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate, respectively.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to Holdings, the Borrower or any Subsidiary from time to time concerning or relating to bribery, corruption or money laundering.

“Applicable Percentage” means, at any time, with respect to any Revolving Lender, the percentage of the Aggregate Revolving Commitment represented by such Lender’s Revolving Commitment at such time, subject to adjustment as required to give effect to any reallocation of LC Exposure or Swingline Exposure made pursuant to paragraph (a)(iv) of Section 2.20. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments and to any Revolving Lender’s status as a Defaulting Lender at the time of determination.

“Applicable Rate” means, for any day, (a) with respect to any Term Loan, (i) 3.50% per annum, in the case of an ABR Loan, or (ii) 4.50% per annum, in the case of a Eurocurrency Loan, (b) with respect to any Revolving Loan, (i) 3.00% per annum, in the case of an ABR Loan, or (ii) 4.00% per annum, in the case of a Eurocurrency Loan, and (c) with respect to any Incremental Term Loan of any Series, the rate per annum specified in the Incremental Facility Agreement establishing the Incremental Term Commitments of such Series.

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in commercial loans and similar extensions of credit in the ordinary course and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” means JPMorgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), Goldman Sachs Bank USA and SunTrust Robinson Humphrey, Inc. in their capacities as joint lead arrangers and joint bookrunners for the credit facilities initially provided for herein.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee, with the consent of any Person whose consent is required by Section 9.04, and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

“Auction Manager” has the meaning set forth in Section 2.23(a).

“Auction Notice” means an auction notice given by a Purchasing Borrower Party in accordance with the Auction Procedures with respect to an Auction Purchase Offer.

“Auction Procedures” means the auction procedures with respect to Auction Purchase Offers set forth in Exhibit J hereto.

“Auction Purchase Offer” means an offer by a Purchasing Borrower Party to purchase Term Loans of one or more Classes pursuant to modified Dutch auctions conducted in accordance with the Auction Procedures and otherwise in accordance with Section 2.23.

“Available Basket Amount” means, as of any time, (a) $30,000,000, or, if the Leverage Ratio after giving effect to any Restricted Payment, Investment or payment in respect of Junior Indebtedness referred to in clause (b) of this definition is, on a Pro Forma Basis, less than 3.00 to 1.00, $60,000,000, minus (b) the sum of all Investments made prior to such time in reliance on Section 6.04(v)(ii) of this Agreement or the Original Credit Agreement, plus all Restricted Payments made prior to such time in reliance on Section 6.08(a)(viii)(B) of this Agreement or the Original Credit Agreement plus all expenditures in respect of Junior Indebtedness made prior to such time in reliance on Section 6.08(b)(vi)(B) of this Agreement or the Original Credit Agreement, in each case utilizing the Available Basket Amount or portions thereof in effect on the date of any such Restricted Payment, Investment or expenditure in respect of Junior Indebtedness. Under no circumstances will the sum of the amounts referred to in clause (b) of this definition at any time exceed $60,000,000; and the aggregate of all Investments, Restricted Payments and expenditures in respect of Junior Indebtedness made on any date in reliance on the Available Basket Amount on such date may not exceed the amount of the Available Basket Amount on such date.

“Available Domestic Cash” means, on any date, the amount of Unrestricted Cash held on such date by Holdings or any Domestic Subsidiary, other than Unrestricted Cash held in accounts outside the United States of America.

“Available ECF Amount” means, as of any time, the excess, if any, of:

(a) the Cumulative Borrower’s ECF Share; over

(b) the sum of all Investments made prior to such time in reliance on Section 6.04(v)(iii) of this Agreement or the Original Credit Agreement, plus all Restricted Payments made prior to such time in reliance on Section 6.08(a)(viii)(C) of this Agreement or the Original Credit Agreement plus all expenditures in respect of Junior Indebtedness made prior to such time in reliance on Section 6.08(b)(vi)(C) of this Agreement or the Original Credit Agreement, in each case utilizing the Available ECF Amount or portions thereof in effect on the date of any such Investment, Restricted Payment or expenditure.

Under no circumstances will the amounts referred to in clause (b) of this definition exceed the amount of the Cumulative Borrower’s ECF Share, and the aggregate of all Investments, Restricted Payments and expenditures in respect of Junior Indebtedness made on any date in reliance on the Available ECF Amount on such date may not exceed the amount of the Available ECF Amount on such date.

“Available Foreign Cash” means, on any date, the amount of Unrestricted Cash held on such date by Foreign Subsidiaries in accounts outside the United States of America.

“Available Liquidity” means, on any date, the sum of (i) Available Domestic Cash on such date plus (ii) if on such date the conditions to borrowing set forth in Section 4.02 are satisfied, the amount of the Aggregate Revolving Commitment minus the amount of the Aggregate Revolving Exposure on such date.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule.

“Bankruptcy Code” means the provisions of Title 11 of the United States Code, 11 USC. §§ 101 et seq.

“Bankruptcy Event” means, with respect to any Person, that such Person has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in, any such proceeding or appointment; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority; provided, however, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any agreements made by such Person.

“Board of Governors” means the Board of Governors of the Federal Reserve System of the United States of America.

“BofA” means Bank of America, N.A.

“Borrower” means SurveyMonkey Inc., a Delaware corporation and a wholly owned Subsidiary of Holdings.

“Borrowing” means (a) Loans of the same Class and Type made, converted or continued on the same date and, in the case of Eurocurrency Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03 or 2.04, as applicable, which shall be, in the case of any such written request, in the form of Exhibit B or any other form approved by the Administrative Agent.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurocurrency Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Capital Expenditures” means, for any period, (a) the additions to property, plant and equipment, capitalized software development costs and other capital expenditures of Holdings and its consolidated Subsidiaries that are (or should be) set forth in a consolidated statement of cash flows of Holdings and its consolidated Subsidiaries for such period prepared in accordance with GAAP, excluding (i) any such expenditures made to restore, replace or rebuild assets to the condition of such assets immediately prior to any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, such assets to the extent such expenditures are made with insurance proceeds, condemnation awards or damage recovery proceeds relating to any such casualty, damage, taking, condemnation or similar proceeding, and (ii) any such expenditures constituting Permitted Acquisitions and (b) such portion of principal payments on Capital Lease Obligations made by Holdings and its consolidated Subsidiaries during such period as is attributable to additions to property, plant and equipment that have not otherwise been reflected on the consolidated statement of cash flows as additions to property, plant and equipment.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP; the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP, and the final maturity of such obligations shall be the date of the last payment of such or any other amounts due under such lease (or other arrangement) prior to the first date on which such lease (or other arrangement) may be terminated by the lessee without payment of a premium or a penalty. For purposes of Section 6.02, a Capital Lease Obligation shall be deemed to be secured by a Lien on the property being leased and such property shall be deemed to be owned by the lessee. Notwithstanding the foregoing, the New Building Leases shall in no event constitute a Capital Lease Obligation.

“Cash Consideration” has the meaning set forth in Section 6.05.

“CFC” means (a) each Person that is a “controlled foreign corporation” for purposes of the Code and (b) each subsidiary of any such controlled foreign corporation.

“Change in Control” means (a) the failure of Holdings to own, directly or indirectly, 100% of issued and outstanding Equity Interests in the Borrower; (b) prior to an IPO, the failure by the Major Stockholders to own, beneficially and of record, Equity Interests in Holdings representing at least 51% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in Holdings; (c) after an IPO, the acquisition or ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the First Refinancing Facility Agreement Effective Date) (other than any Major Stockholder), of Equity Interests in Holdings representing (x) more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in Holdings and (y) more than the percentage of the aggregate ordinary voting power represented by the Equity Interests in Holdings then owned by the Major Stockholders; (d) persons who were (i) directors of Holdings on the First Refinancing Facility Agreement Effective Date, (ii) nominated or approved by the board of directors of Holdings or (iii) appointed by directors who were directors of Holdings on the First Refinancing Facility Agreement Effective Date or were nominated or approved as provided in clause (ii) above, ceasing to occupy a majority of the seats (excluding vacant seats) on the board of directors of Holdings or (e) the occurrence of any “change in control” (or similar event, however denominated) with respect to Holdings or the Borrower under and as defined in any indenture or other agreement or instrument evidencing or governing the rights of the holders of any Material Indebtedness of Holdings or the Borrower.

“Change in Law” means the occurrence, after the Original Effective Date (or with respect to any Lender, if later, the date on which such Lender becomes a Lender), of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, promulgated or issued.

“Class”, when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Term Loans, Incremental Term Loans of any Series, Revolving Loans or Swingline Loans, (b) any Commitment, refers to whether such Commitment is a Term Commitment, an Incremental Term Commitment of any Series or a Revolving Commitment and (c) any Lender, refers to whether such Lender has a Loan or Commitment of a particular Class.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means any and all assets of any Loan Party, whether real or personal, tangible or intangible, on which Liens are purported to be granted pursuant to the Security Documents as security for the Obligations.

“Collateral Agreement” means the Guarantee and Collateral Agreement among Holdings, the Borrower, the other Loan Parties and the Administrative Agent, dated as of the Original Effective Date, together with all supplements thereto.

“Collateral and Guarantee Requirement” means, at any time (but giving effect to any time periods provided under any Loan Document for delivery), the requirement that:

(a) the Administrative Agent shall have received from Holdings, the Borrower and each Designated Subsidiary either (i) a counterpart of the Collateral Agreement duly executed and delivered on behalf of such Person or (ii) in the case of any Person that becomes a Designated Subsidiary after the Original Effective Date (including by ceasing to be an Excluded Subsidiary), a supplement to the Collateral Agreement, in the form specified therein, duly executed and delivered on behalf of such Person, together with (x) a copy of (i) each organizational document of such Designated Subsidiary certified, to the extent applicable, as of a recent date by the applicable Governmental Authority, (ii) signature and incumbency certificates of the officers of such Designated Subsidiary executing the Loan Documents to which it is a party, (iii) resolutions of the board of directors (or equivalent body or sole member, as applicable) of such Designated Subsidiary approving and authorizing the execution, delivery and performance of Loan Documents to which it is a party, certified by its secretary or an assistant secretary as being in full force and effect, and (iv) a good standing certificate from the applicable Governmental Authority of such Designated Subsidiary’s jurisdiction of incorporation, organization or formation and (y) (if requested by the Administrative Agent) opinions in form reasonably acceptable to the Administrative Agent with respect to such Designated Subsidiary;

(b) all issued and outstanding Equity Interests in any Subsidiary owned by or on behalf of any Loan Party (other than any Equity Interests constituting Excluded Assets) shall have been pledged pursuant to the Collateral Agreement and, in the case of Equity Interests in any Material Foreign Subsidiary owned by a Loan Party, if the Administrative Agent so requests in connection with the pledge of such Equity Interests, a Foreign Pledge Agreement (provided that the Loan Parties shall not be required to pledge (i) any Equity Interests owned by a CFC or (ii) more than 65% of the outstanding voting Equity Interests in any CFC or FSHCO), and the Administrative Agent shall, to the extent required by the Collateral Agreement or any such Foreign Pledge Agreement, have received certificates or other instruments (if any) representing all such Equity Interests, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank;

(c) all documents and instruments, including Uniform Commercial Code financing statements, required by Requirements of Law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create the Liens intended to be created by the Security Documents and perfect such Liens to the extent required by, and with the priority required by, the Security Documents and the other provisions of the term “Collateral and Guarantee Requirement”, shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or recording;

(d) (i) all Indebtedness of Holdings, the Borrower and each other Subsidiary and (ii) all Indebtedness (other than Permitted Investments) of any other Person in a principal amount of $1,000,000 or more that, in each case, is owing to any Loan Party shall be evidenced by a promissory note and shall have been pledged pursuant to the Collateral Agreement, and the Administrative Agent shall have received all such promissory notes, together with undated instruments of transfer with respect thereto endorsed in blank; and

(e) subject to Section 5.12, the Administrative Agent shall have received (i) counterparts of a Mortgage with respect to each Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage as a valid and enforceable first priority Lien on the Mortgaged Property described therein, free of any other Liens except as permitted under Section 6.02, together with such endorsements, coinsurance and reinsurance as the Administrative Agent may reasonably request, (iii) at least 20 days prior to executing such Mortgage, life of loan flood zone determinations for any Mortgaged Property and, if any Mortgaged Property is located in an area determined by the Federal Emergency Management Agency to have special flood hazards, evidence of such flood insurance, in form and substance reasonably satisfactory to each Arranger that at such time is a Lender or has an Affiliate that is a Lender, as may be required under Flood Insurance Laws, including Regulation H of the Board of Governors, and (iv) such surveys, abstracts, appraisals, legal opinions and other documents as the Administrative Agent may reasonably request with respect to any such Mortgage or Mortgaged Property.

Notwithstanding the foregoing provisions of this definition or anything in this Agreement or any other Loan Document to the contrary, (a) the foregoing provisions of this definition shall not require the creation or perfection of pledges of or security interests in, or the obtaining of legal opinions or other deliverables with respect to, particular assets of the Loan Parties, or the provision of Guarantees by any Subsidiary, if, and for so long as, the Administrative Agent and the Borrower reasonably agree that the cost of creating or perfecting such pledges or security interests in such assets, or obtaining such legal opinions or other deliverables in respect of such assets, or providing such Guarantees (taking into account any adverse tax consequences to the Borrower and the Subsidiaries), shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (b) Liens required to be granted from time to time pursuant to the term

“Collateral and Guarantee Requirement” shall be subject to exceptions and limitations set forth in the Security Documents and, to the extent appropriate in the applicable jurisdiction, as reasonably agreed between the Administrative Agent and the Borrower, (c) in no event shall the Collateral include any Excluded Assets and (d) the foregoing provisions of this definition shall not require control agreements or perfection by “control” (other than in respect of certificated Collateral) with respect to any Collateral (including, without limitation, deposit accounts or other bank or securities accounts). The Administrative Agent may grant extensions of time for the creation and perfection of security interests, in or the obtaining of, legal opinions or other deliverables with respect to particular assets or the provision of any Guarantee by any Subsidiary (including extensions beyond the Original Effective Date or in connection with assets acquired, or Subsidiaries formed or acquired, after the Original Effective Date) where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or the Security Documents (it being understood and agreed that the seller note received or to be received by the Borrower in connection with the TrueSample disposition in the fiscal year ending December 31, 2013, shall be delivered to the Administrative Agent within 60 days of the First Refinancing Facility Agreement Effective Date (or such later date as the Administrative Agent may agree in its reasonable discretion)).

“Commitment” means a Revolving Commitment, a Term Commitment, an Incremental Term Commitment of any Series or any combination thereof (as the context requires).

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Compliance Certificate” means a Compliance Certificate in the form of Exhibit D or any other form approved by the Administrative Agent.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.”

“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period, plus

(a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of

(i) consolidated interest expense for such period (including imputed interest expense in respect of Capital Lease Obligations);

(ii) provision for taxes based on income, profits or capital, including foreign withholding tax and federal, foreign, state, franchise and similar taxes paid or accrued during such period (including in respect of repatriated funds);

(iii) all amounts attributable to depreciation and amortization for such period (excluding amortization attributable to a prepaid cash expense item that was paid in a prior period, but including amortization of deferred financing fees and costs and amortization of intangibles);

(iv) any extraordinary losses for such period;

(v) any unusual or non-recurring losses, expenses or charges for such period;

(vi) any Non-Cash Charges for such period;

(vii) costs, fees, and other third-party expenses during such period related to any Permitted Acquisition or other Investment permitted under Section 6.04, any issuance of Equity Interests, any Disposition permitted hereunder, any recapitalization or the incurrence of Indebtedness permitted to be incurred hereunder, including a refinancing thereof and any amendment or modification to the terms of any such transactions (in each case, if permitted by this Agreement and whether or not such transaction is consummated, but in any event excluding Pro Forma Adjustments);

(viii) any financial advisory fees, accounting fees, legal fees and other similar third-party advisory and consulting fees and related out-of-pocket expenses of Holdings, the Borrower and the other Subsidiaries during such period incurred as a result of the Transactions;

(ix) cash restructuring charges, accruals or reserves (including adjustments to existing reserves) and other cash expenses incurred in connection with Permitted Acquisitions or other acquisitions for such period (including restructuring, severance, transition and relocation costs, retention payments, change of control bonuses and similar expenses related to acquisitions);

(x) losses on assets during such period in connection with asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business);

(xi) the amount of any net losses from discontinued operations in accordance with GAAP for such period;

(xii) any losses attributable to early extinguishment of Indebtedness or obligations under any Hedging Agreement for such period;

(xiii) Pro Forma Adjustments in connection with Material Acquisitions consummated during such period, provided that the aggregate amount of such Pro Forma Adjustments shall not exceed 10% of Consolidated EBITDA in respect of any Test Period; and

(xiv) the increase (if any) in the balance of the amount of deferred revenue as of the end of any such period over the balance of the amount of deferred revenue as of the end of the immediately preceding period;

provided that (A) any cash payment made with respect to any Non-Cash Charges added back in computing Consolidated EBITDA for any prior period pursuant to clause (a)(vi) above shall be subtracted in computing Consolidated EBITDA for the period in which such cash payment is made and (B) the aggregate amount of all amounts under clauses (a)(v), (ix) and (xiii) that increase Consolidated EBITDA in any Test Period shall not exceed, and shall be limited to, 20% of Consolidated EBITDA in respect of such Test Period; and minus

(b) without duplication and to the extent included in determining such Consolidated Net Income,

(i) any extraordinary gains for such period, all determined on a consolidated basis in accordance with GAAP;

(ii) any gains attributable to the early extinguishment of Indebtedness or obligations under any Hedging Agreement for such period;

(iii) the decrease (if any) in the balance of the amount of deferred revenue as of the end of any such period below the balance of the amount of deferred revenue as of the end of the immediately prior period; and

(iv) the amount of any net income from discontinued operations in accordance with GAAP for such period;

provided, further that Consolidated EBITDA for any period shall be calculated so as to exclude (without duplication of any adjustment referred to above) the effect of:

(A) the cumulative effect of any changes in GAAP or accounting principles applied by management;

(B) any gains or losses on foreign currency derivatives and any foreign currency transaction gains or losses that arise upon consolidation; and

(C) purchase accounting adjustments.

“Consolidated First Lien Debt” means, as of any date, the aggregate amount of Consolidated Funded Debt of Holdings and the Subsidiaries outstanding on such date (including the Loan Document Obligations, to the extent they constitute Consolidated Funded Debt) that is secured by Liens (other than any Liens on Collateral subordinated to the Liens under the Security Documents securing the Loan Document Obligations) on any property or assets of Holdings, the Borrower or any of the other Subsidiaries.

“Consolidated Funded Debt” means, as of any date of determination with respect to Holdings and its Subsidiaries on a consolidated basis, without duplication, the sum of: (a) all obligations for borrowed money, whether current or long-term and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all purchase money Indebtedness; (c) the maximum amount available to be drawn under all letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments (excluding any of the foregoing securing obligations under the New Building Leases); (d) all obligations in respect of the deferred purchase price of property or services (excluding deferred compensation, accruals for payroll and other operating expenses accrued in the ordinary course of business and accounts payable in the ordinary course of business); (e) all Capital Lease Obligations; (f) all Disqualified Equity Interests; (g) all Guarantees with respect to Indebtedness of the types specified in clauses (a) through (f) above of another Person; and (h) all Indebtedness of the types referred to in clauses (a) through (g) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which any Loan Party or any Subsidiary is a general partner or joint venturer, to the extent that such Indebtedness is recourse to such Person. Notwithstanding anything to the contrary contained herein, (x) Consolidated Funded Debt shall not include (i) any amounts relating to employee consulting arrangements, accrued expenses, deferred rent, deferred taxes, customary obligations under employment agreements and deferred compensation or (ii)(A) post-closing purchase price adjustments, (B) obligations in respect of earn-out payments (including after the amount of such earn-out payments becomes fixed) or (C) to the extent the cumulative aggregate of the initial amounts thereof does not exceed $20,000,000 in any fiscal year, other deferred purchase price obligations, in each case referred to in this subclause (x)(ii), incurred in connection with any Permitted Acquisition or other Investment permitted by Section 6.04 (it being agreed that installment payments or prepayments of any deferred purchase price obligations referred to in subclause (C) that are incurred in any particular fiscal year will first be deemed to have been applied in respect of the initial amounts thereof in excess of $20,000,000) and (y) the amount of any item of Consolidated Funded Debt will be determined without giving effect to any election to value any Indebtedness at “fair value”, as described in Section 1.04(a), or any other accounting principle that results in the amount of any such Indebtedness (other than zero coupon Indebtedness) to be below the stated principal amount of such Indebtedness.

Holdings and its consolidated Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income or loss of any Person (other than Holdings) that is not a consolidated Subsidiary except to the extent of the amount of cash dividends or similar cash distributions actually paid by such Person to Holdings, the Borrower or, subject to clauses (b) and (c) below, any other consolidated Subsidiary during such period, (b) the income of, and any amounts referred to in clause (a) above paid to, any consolidated Subsidiary (other than any Loan Party) to the extent that, on the date of determination, the declaration or payment of cash dividends or similar cash distributions by such Subsidiary is not permitted without any prior approval of any Governmental Authority that has not been obtained or is not permitted by the operation of the terms of the organizational documents of such Subsidiary, any agreement or other instrument binding upon Holdings or any Subsidiary or any law applicable to Holdings or any Subsidiary, unless such restrictions with respect to the payment of cash dividends and other similar cash distributions has been legally and effectively waived, and (c) the income or loss of, and any amounts referred to in clause (a) above paid to, any consolidated Subsidiary that is not wholly owned by Holdings to the extent such income or loss or such amounts are attributable to the noncontrolling interest in such consolidated Subsidiary.

In addition, to the extent not already included in Consolidated Net Income, Consolidated Net Income shall include the amount of proceeds actually received by Holdings, the Borrower and the other Subsidiaries during the relevant period from business interruption insurance or from reimbursement of expenses and charges that are covered by indemnification and other reimbursement provisions in connection with any acquisition or other Investment or any Disposition of any asset permitted hereunder; provided that the amount of any such proceeds thereafter returned or repaid shall be deducted from Consolidated Net Income in the period in which so returned or repaid.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies, or the dismissal or appointment of the management, of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Convertible Indebtedness” means Indebtedness of Holdings that is convertible into (i) Qualified Equity Interests of Holdings (or other securities or property following a merger event or other change of the Qualified Equity Interests of Holdings) (and cash in lieu of fractional shares), (ii) in the case of the principal amount thereof, cash or (iii) a combination of clauses (i) and (ii).

“Credit Party” means the Administrative Agent, each Issuing Bank, the Swingline Lender and each other Lender.

“Cumulative Borrower’s ECF Share” means, as of any day, for each fiscal year (commencing with the fiscal year ending December 31, 2013 but excluding the fiscal year ending December 31, 2016) for which a Compliance Certificate has been delivered on or prior to such day in connection with the delivery of annual financial statements pursuant to Section 5.01(a) of this Agreement or Section 5.01(a) of the Original Credit Agreement, the sum (in no event less than zero) of the amounts shown in such Compliance Certificates as the amounts of Excess Cash Flow for the fiscal years covered by such Compliance Certificates, less in each case the amount of such Excess Cash Flow required to be applied to prepay Term Loans pursuant to Section 2.11(d) of this Agreement or Section 2.11(d) of the Original Credit Agreement.

“Debt Fund Affiliates” means any fund managed by, or under common management with, any Major Stockholder that is a bona fide debt fund or an investment vehicle that is primarily engaged in the making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course and with respect to which no Major Stockholder, directly or indirectly, possesses the power to direct or cause the direction of the investment policies of such entity.

“Debtor Relief Laws” shall mean the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States of America or other applicable jurisdictions affecting the rights of creditors generally from time to time in effect.

“Default” means any event or condition that constitutes, or upon notice, lapse of time or both would (unless cured or waived) constitute, an Event of Default.

“Defaulting Lender” means, subject to Section 2.20(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Issuing Bank, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, any Issuing Bank or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject to any Bankruptcy Event, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender or (iii) become the subject of a Bail-In Action. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.20(b)) upon delivery of written notice of such determination to the Borrower, each Issuing Bank, each Swingline Lender and each Lender.

“Designated Subsidiary” means each Material Subsidiary that is not an Excluded Subsidiary and each IP Subsidiary.

“Disclosure Letter” means the disclosure letter, dated as of the First Refinancing Facility Agreement Effective Date, delivered by Holdings and the Borrower to the Administrative Agent for the benefit of the Lenders.

“Disposition” has the meaning set forth in Section 6.05.

“Disqualified Equity Interest” means, with respect to any Person, any Equity Interest in such Person that requires the payment of any dividend (other than dividends payable solely in Qualified Equity Interests) or that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable, either mandatorily or at the option of the holder thereof), or upon the happening of any event or condition:

(a) matures or is mandatorily redeemable (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests), whether pursuant to a sinking fund obligation or otherwise;

(b) is convertible or exchangeable, either mandatorily or at the option of the holder thereof, for Indebtedness or Equity Interests (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests); or

(c) is redeemable (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests) or is required to be repurchased by Holdings or any Subsidiary, in whole or in part, at the option of the holder thereof;

in each case, on or prior to the date 91 days after the latest Maturity Date (determined as of the date of issuance thereof or, in the case of any such Equity Interests outstanding on the First Refinancing Facility Agreement Effective Date, the First Refinancing Facility Agreement Effective Date); provided, however, that (i) an Equity Interest in any Person that would not constitute a Disqualified Equity Interest but for terms thereof giving holders thereof the right to require such Person to redeem or purchase such Equity Interest upon the occurrence of an “asset sale” or a “change of control” (or similar event, however denominated) shall not constitute a Disqualified Equity Interest if any such requirement becomes operative only after repayment in full of all the Loans and all other Loan Document Obligations that are accrued and payable, the cancellation or expiration of all Letters of Credit and the termination or expiration of the Commitments and (ii) an Equity Interest in any Person that is issued to any employee or to any plan for the benefit of employees or by any such plan to such employees shall not constitute a Disqualified Equity Interest solely because it may be required to be repurchased by such Person or any of its subsidiaries in order to satisfy any applicable exercise price with respect to such Equity Interest or any applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability.

“Documentation Agent” means SunTrust Bank in its capacity as documentation agent for the credit facilities provided for herein.

“dollars” or “$” refers to lawful money of the United States of America.

“Domain Names” means all domain names owned by, used by or assigned to the Loan Parties and all exclusive and nonexclusive licenses to the Loan Parties from third parties of rights to use domain names owned by such third parties, together with any and all renewals and extensions thereof.

“Domestic Subsidiary” means any Subsidiary incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) above or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clause (a) or (b) above and is subject to consolidated supervision with its parent.

“EEA Member Country” means (a) any member state of the European Union, (b) Iceland, (c) Liechtenstein and (d) Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person, other than, in each case, (i) a natural person or, (ii) except to the extent permitted under Sections 2.23, 9.04(e) or 9.04(f), Holdings, the Borrower, any other Subsidiary or any other Affiliate of Holdings.

“Engagement Letter” means the Engagement Letter dated March 28, 2017, among the Borrower, JPMorgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs Bank USA, SunTrust Robinson Humphrey, Inc. and SunTrust Bank.

“Environmental Laws” means all rules, regulations, codes, ordinances, judgments, orders, decrees and other laws, and all injunctions, notices or binding agreements, issued, promulgated or entered into by any Governmental Authority and relating in any way to the environment, to preservation or reclamation of natural resources, to the management, Release or threatened Release of any Hazardous Material or to related health or safety matters.

“Environmental Liability” means any liability, obligation, loss, claim, action, order or cost, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties and indemnities), directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means shares of capital stock, partnership interests, membership interests, beneficial interests or other ownership interests, whether voting or nonvoting, in, or interests in the income or profits of, a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing; provided that Equity Interests shall not include any Indebtedness constituting Convertible Indebtedness.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with Holdings, is treated as a single employer under Section 414(b) or 414(c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived), (b) the existence with respect to any Plan of an “accumulated funding deficiency” (within the meaning of Section 412 of the Code or Section 302 of ERISA), whether or not waived, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA, of an application for a waiver of the minimum funding standard with respect to any Plan, (d) a determination that any Plan is, or is expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code), (e) the incurrence by Holdings or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan, (f) the receipt by Holdings or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (g) the incurrence by Holdings or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan, or (h) the receipt by Holdings or any of its ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from Holdings or any of its ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA or in endangered or critical status, within the meaning of Section 305 of ERISA.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Eurocurrency”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, shall bear interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” has the meaning set forth in Article VII.

“Excess Cash Flow” means, for any fiscal year, the sum (without duplication) of:

(a) the consolidated net income or loss of Holdings and its consolidated Domestic Subsidiaries (other than Domestic Subsidiaries that are Excluded Subsidiaries) for such fiscal year, adjusted to exclude (i) net income or loss of any consolidated Domestic Subsidiary that is not wholly owned by Holdings to the extent such income or loss is attributable to the noncontrolling interest in such consolidated Domestic Subsidiary, and (ii) any gains or losses attributable to Prepayment Events; plus

(b) depreciation, amortization and other noncash charges or losses (including deferred income taxes) deducted in determining such consolidated net income or loss for such fiscal year; plus

(c) the sum of (i) the amount, if any, by which Net Working Capital decreased during such fiscal year and (ii) the net amount, if any, by which the consolidated deferred revenues of Holdings and its consolidated Domestic Subsidiaries increased during such fiscal year; minus

(d) the sum of (i) the amount, if any, by which Net Working Capital increased during such fiscal year and (ii) the net amount, if any, by which the consolidated deferred revenues of Holdings and its consolidated Domestic Subsidiaries decreased during such fiscal year; minus

(e) the sum of, in each case except to the extent financed with Excluded Sources, (i) the aggregate amount of Capital Expenditures by Holdings and its consolidated Domestic Subsidiaries made in cash during such fiscal year, (ii) the aggregate amount of cash consideration paid during such fiscal year by Holdings and its consolidated Domestic Subsidiaries to make Permitted Acquisitions and other Investments (other than in cash, cash equivalents or Permitted Investments) made in reliance on Section 6.04(v) or 6.04(w) of this Agreement or the Original Credit Agreement, (iii) to the extent not deducted in arriving at net income or loss or pursuant to the other clauses of this definition, the amount of Restricted Payments paid to Persons other than Holdings or any Domestic Subsidiaries during such period pursuant to Section 6.08 of this Agreement or the Original Credit Agreement, other than Restricted Payments made in reliance on Section 6.08(a)(viii) of this Agreement or the Original Credit Agreement and (iv) payments in cash made by Holdings and its consolidated Domestic Subsidiaries with respect to any noncash charges added back pursuant to clause (b) above in computing Excess Cash Flow for any prior fiscal year; minus

(f) the aggregate principal amount of Long-Term Indebtedness repaid or prepaid by Holdings and its consolidated Domestic Subsidiaries during such fiscal year, excluding (i) Indebtedness in respect of Revolving Loans and Letters of Credit or other revolving extensions of credit (except to the extent that any repayment or prepayment of such Indebtedness is accompanied by a permanent reduction in related commitments), (ii) Term Loans prepaid pursuant to Section 2.11(a), 2.11(c), 2.11(d) or 2.11(e) of this Agreement or the Original Credit Agreement, and (iii) repayments or prepayments of Long-Term Indebtedness to the extent financed from Excluded Sources; minus

(g) to the extent not deducted in calculating consolidated net income or loss or otherwise in calculating Excess Cash Flow, cash payments made during such fiscal year in payment of withholding taxes in connection with the grant, exercise or purchase of options, restricted stock units or other Equity Interests of Holdings under or pursuant to employee plans of Holdings and its Subsidiaries.

Notwithstanding any other provision of this Agreement, amounts used in connection with (i) acquiring Term Loans under Section 2.23 and (ii) assignments of Term Loans to Purchasing Borrower Parties pursuant to Section 9.04(e) shall in each case not reduce or be credited against Excess Cash Flow. For the avoidance of doubt, Excess Cash Flow shall not include the proceeds of an IPO of Holdings or the Borrower or the proceeds from any subordinated debt or equity financing.

“Exchange Act” means the United States Securities Exchange Act of 1934.

“Excluded Assets” means (a) any asset if, to the extent and for so long as the grant of a Lien thereon to secure the Loan Document Obligations is prohibited by any Requirements of Law (other than to the extent that any such prohibition would be rendered ineffective pursuant to any other applicable Requirements of Law); (b) any leasehold interests; (c) motor vehicles and other assets subject to certificate of title; (d) letter of credit rights (except to the extent perfection can be obtained by the filing of uniform commercial code financing statements) and commercial tort claims with a value of less than $1,000,000; (e) Equity Interests in any person, other than wholly owned Subsidiaries, that cannot be pledged without the consent of one or more third parties (after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code or other applicable law) and which the Borrower is unable, after use of commercially reasonable efforts, to obtain such required third party consents to pledges thereof; (f) any lease, license or other agreement or any property subject to a purchase money security interest or other arrangement to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or arrangement or create a right of termination in favor of any other party thereto (other than the Borrower or a Guarantor) after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code or other applicable law (including the Bankruptcy Code), unless the assignment thereof is deemed effective under the Uniform Commercial Code notwithstanding such prohibition, other than, in any case, proceeds and receivables thereof; (g) any governmental licenses or state or local franchises, charters and authorizations, to the extent security interests in such licenses, franchises, charters or authorizations are prohibited or restricted thereby (except to the extent such prohibition or restriction is deemed ineffective under the Uniform Commercial Code or other applicable law); (h) any “intent to use” trademark applications; and (i) more than 65% of the outstanding voting Equity Interests in any CFC or FSHCO.

“Excluded Sources” means (a) proceeds of any incurrence or issuance of Long-Term Indebtedness or Capital Lease Obligations, (b) Net Proceeds of any Disposition of assets made in reliance on Section 6.05(g) (other than the abandonment of Intellectual Property thereunder) or (h), (c) the proceeds, including insurance proceeds, arising from any casualty or condemnation event or other Prepayment Event referred to in clause (b) of the definition of such term, (d) proceeds of any issuance or sale of Equity Interests in Holdings or any capital contributions to Holdings, (e) cash distributions paid by any Foreign Subsidiary and (f) amounts described in the definition of Excess Cash Flow to the extent attributable to any Domestic Subsidiary owned by a Foreign Subsidiary.

“Excluded Subsidiary” means (a) any Subsidiary that is not a wholly-owned subsidiary of Holdings, (b) any Subsidiary that is a CFC or other Foreign Subsidiary, (c) any FSHCO, (d) any Subsidiary that is prohibited by any applicable law, rule or regulation or by any contractual obligation existing on the Original Effective Date or on the date such Subsidiary is acquired (but not entered into in contemplation of the Transactions or such acquisition) from guaranteeing the Loan Document Obligations or which would require governmental consent, approval, license or authorization to do so, and (e) any other Subsidiary excused from becoming a Loan Party pursuant to the last paragraph of the definition of the term “Collateral and Guarantee Requirement”; provided that any Subsidiary shall cease to be an Excluded Subsidiary at such time as it is a wholly owned Subsidiary of Holdings and none of clauses (b) through (e) above apply to it.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, the Guarantee by such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the Guarantee of such Guarantor becomes effective with respect to such related Swap Obligation.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income or overall gross income or profits (however denominated), franchise Taxes and branch profits Taxes, in each case, (i) imposed by a jurisdiction (or any political subdivision thereof) under whose laws such Recipient is organized, or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or (ii) that otherwise are Other Connection Taxes, (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in such Loan or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f) and (d) any U.S. Federal withholding Taxes imposed under FATCA.

“Family Charitable Entity” means any charitable, tax-exempt entity which is controlled by Sheryl K. Sandberg, either alone or together with one or more of his Family Members.

“Family Member” means, with respect to any individual, any other individual having a relationship by blood (to the second degree of consanguinity), marriage, or adoption to such individual.

“Family Trust” means, with respect to any individual, trusts or other estate planning vehicles established for the benefit of Family Members of such individual and in respect of which such individual serves as trustee or in a similar capacity.

“FATCA” means Sections 1471 through 1474 of the Code, as of the Original Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b) of the Code and any applicable intergovernmental agreement and related legislation or official administrative guidance implementing the foregoing.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depository institutions (as determined in such manner as the NYFRB shall set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided that if such rate shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement.

“Fee Letter” means the Administrative Agent Fee Letter dated as of March 28, 2017, between the Borrower and JPMorgan Chase Bank, N.A.

“Financial Officer” means, with respect to any Person, the chief financial officer, the senior vice president, business operations and finance, the vice president, finance, and the principal accounting officer, treasurer or controller of such Person.

“First Lien Secured Leverage Ratio” means, on any date, the ratio of (a) Consolidated First Lien Debt as of such date minus the lesser of (i) the sum of Available Domestic Cash in excess of $5,000,000 on such date plus 70% of Available Foreign Cash on such date, and (ii) $50,000,000 to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of Holdings most recently ended on or prior to such date for which financial statements have been delivered or were by such date required to have been delivered pursuant to Section 5.01(a) or 5.01(b) (or prior to the first delivery of any such financial statements, as of the last day of, or period of four consecutive fiscal quarters ending with the last day of, the most recent fiscal quarter included in the financial statements delivered pursuant to Section 5.01(a) or 5.01(b) of the Original Credit Agreement).

“First Refinancing Facility Agreement” means the Refinancing Facility Agreement, dated as of April 13, 2017, among Holdings, the Borrower, the Subsidiary Loan Parties, the Lenders party thereto and the Administrative Agent.

“First Refinancing Facility Agreement Effective Date” means the date of satisfaction of the conditions precedent referred to in Section 6 of the First Refinancing Facility Agreement.

“Flood Insurance Laws” means, collectively, (i) National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statue thereto and (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto.

“Foreign Lender” means any Lender that is not a U.S. Person.

“Foreign Pledge Agreement” means a pledge or charge agreement granting a Lien on Equity Interests in a Foreign Subsidiary to secure the Obligations, governed by the law of the jurisdiction of organization of such Foreign Subsidiary and in form and substance reasonably satisfactory to the Administrative Agent.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to any Issuing Bank, such Defaulting Lender’s Applicable Percentage of the outstanding LC Exposure with respect to Letters of Credit issued by such Issuing Bank other than LC Exposure as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or cash collateralized in accordance with the terms hereof, and (b) with respect to the Swingline Lender, such Defaulting Lender’s Applicable Percentage of outstanding Swingline Loans made by such Swingline Lender other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders.

“FSHCO” means any Domestic Subsidiary if substantially all of its assets (whether held directly or through other Domestic Subsidiaries) consist of the Equity Interests or Indebtedness of one or more Foreign Subsidiaries.

“GAAP” means generally accepted accounting principles in the United States of America, applied in accordance with the consistency requirements thereof.

“Governmental Approvals” means all authorizations, consents, approvals, permits, licenses and exemptions of, registrations and filings with, and reports to, Governmental Authorities.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank).

“GSUSA” means Goldman Sachs Bank USA.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or other obligation; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business or customary and reasonable indemnity obligations in effect on the Original Effective Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness) or in the ordinary course of business. The amount, as of any date of determination, of any Guarantee shall be the principal amount or other determinable amount on such date of Indebtedness or other obligation guaranteed thereby (or, in the case of (i) any Guarantee the terms of which limit the monetary exposure of the guarantor or (ii) any Guarantee of an obligation that does not have a principal or determinable amount, the maximum monetary exposure as of such date of the guarantor under such Guarantee (as determined, in the case of clause (i), pursuant to such terms or, in the case of clause (ii), in good faith by a Financial Officer of Holdings)). The term “Guarantee” as a verb has a corresponding meaning.

“Guarantor” has the meaning set forth in the Collateral Agreement.

“Hazardous Materials” means all explosive, radioactive, hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Hedging Agreement” means any agreement with respect to any swap, forward, future or derivative transaction, or any option or similar agreement, involving, or settled by reference to, one or more rates, currencies, commodities, prices of equity or debt securities or instruments, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value, or any similar transaction or combination of the foregoing transactions; provided that no (i) phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of Holdings or the Subsidiaries, (ii) Permitted Bond Hedge Transactions or (iii) Permitted Warrant Transactions shall be a Hedging Agreement.

“Holdings” means SVMK Inc., a Delaware corporation.

“Incremental Commitment” means an Incremental Revolving Commitment or an Incremental Term Commitment.

“Incremental Facility” means an Incremental Revolving Facility or an Incremental Term Facility.

“Incremental Facility Agreement” means an Incremental Facility Agreement, in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, among Holdings, the Borrower, the Administrative Agent and one or more Incremental Lenders, establishing Incremental Term Commitments of any Series or Incremental Revolving Commitments and effecting such other amendments hereto and to the other Loan Documents as are contemplated by Section 2.21.

“Incremental Lender” means an Incremental Revolving Lender or an Incremental Term Lender, as applicable.

“Incremental Revolving Commitment” means, with respect to any Lender, the commitment, if any, of such Lender, established pursuant to an Incremental Facility Agreement and Section 2.21, to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate permitted amount of such Lender’s Revolving Exposure under such Incremental Facility Agreement.

“Incremental Revolving Facility” means an incremental portion of the Revolving Commitments established hereunder pursuant to an Incremental Facility Agreement providing for Incremental Revolving Commitments.

“Incremental Revolving Lender” means a Lender with an Incremental Revolving Commitment.

“Incremental Term Commitment” means, with respect to any Lender, the commitment, if any, of such Lender, established pursuant an Incremental Facility Agreement and Section 2.21, to make Incremental Term Loans of any Series hereunder, expressed as an amount representing the maximum principal amount of the Incremental Term Loans of such Series to be made by such Lender.

“Incremental Term Facility” means an incremental term loan facility established hereunder pursuant to an Incremental Facility Agreement providing for Incremental Term Commitments.

“Incremental Term Lender” means a Lender with an Incremental Term Commitment or an outstanding Incremental Term Loan.

“Incremental Term Loan” means a Loan made by an Incremental Term Lender to the Borrower pursuant to Section 2.21.

“Incremental Term Loan Maturity Date” means, with respect to Incremental Term Loans of any Series, the scheduled date on which such Incremental Term Loans shall become due and payable in full hereunder, as specified in the applicable Incremental Facility Agreement, and any extended maturity date with respect to all or a portion of any Class of Incremental Term Loans of any Series hereunder pursuant to a Loan Modification Agreement.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person (excluding trade accounts payable incurred in the ordinary course of business), (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (i) accounts payable incurred in the ordinary course of business and accruals for payroll and other operating expenses accrued in the ordinary course of business, (ii) deferred compensation payable to directors, officers or employees of such Person and (iii) any purchase price adjustment or earnout incurred in connection with an acquisition, except to the extent that the amount payable pursuant to such purchase price adjustment or earnout is, or becomes, reasonably determinable), (e) all Capital Lease Obligations of such Person, (f) the maximum aggregate amount of all letters of credit and letters of guaranty in respect of which such Person is an account party (x) supporting Indebtedness or (y) obtained for any purpose not in the ordinary course of business, (g) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (h) all Disqualified Equity Interests in such Person, valued, as of the date of determination, at the greater of (i) the maximum aggregate amount that would be payable upon maturity, redemption, repayment or repurchase thereof (or of Disqualified Equity Interests or Indebtedness into which such Disqualified Equity Interests are convertible or exchangeable) and (ii) the maximum liquidation preference of such Disqualified Equity Interests, (i) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed by such Person, and (j) all Guarantees by such Person of Indebtedness described in any of the foregoing clauses (a) through (i) hereof of others. Notwithstanding anything to the contrary contained herein, Indebtedness shall not include (x) any amounts relating to employee consulting arrangements, accrued expenses, deferred rent, deferred taxes, customary obligations under employment agreements and deferred compensation and (y) the conversion by Holdings of its convertible securities pursuant to the terms of such convertible securities or otherwise in exchange therefor (other than for Disqualified Equity Interests or an instrument otherwise constituting Indebtedness). The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such other Person, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. The amount of Indebtedness of any Person for purposes of clause (i) above shall (unless such Indebtedness has been assumed by such Person) be deemed to be equal to the lesser of (A) the aggregate unpaid amount of such Indebtedness and (B) the fair market value of the property encumbered thereby as reasonably determined by such Person.

“Indemnified Institution” has the meaning set forth in Section 9.03(b).

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitee” has the meaning set forth in Section 9.03(b).

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by Holdings or any Subsidiary, including inventions, designs, patents, copyrights, licenses, trademarks, trade secrets, Domain Names, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Interest Election Request” means a request by the Borrower to convert or continue a Revolving Borrowing or Term Borrowing in accordance with Section 2.07, which shall be, in the case of any such written request, in the form of Exhibit E or any other form approved by the Administrative Agent.

“Interest Payment Date” means (a) with respect to any ABR Loan (including a Swingline Loan), the third Business Day following the last day of each March, June, September and December and (b) with respect to any Eurocurrency Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurocurrency Borrowing with an Interest Period of more than three months’ duration, such day or days prior to the last day of such Interest Period as shall occur at intervals of three months’ duration after the first day of such Interest Period.

“Interest Period” means, with respect to any Eurocurrency Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter (or, if agreed to by each Lender participating therein, twelve months thereafter), as the Borrower may elect; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interpolated Screen Rate” means, with respect to any Eurocurrency Borrowing for any Interest Period, a rate per annum which results from interpolating on a linear basis between (a) the applicable LIBO Screen Rate for the longest maturity for which a LIBO Screen Rate is available that is shorter than such Interest Period and (b) the applicable LIBO Screen Rate for the shortest maturity for which a LIBO Screen Rate is available that is longer than such Interest Period, in each case at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. The amount, as of any date of determination, of (i) any Investment in the form of a loan or an advance shall be the principal amount thereof outstanding on such date, minus any cash payments actually received by such investor representing a payment or prepayment of in respect of principal of such Investment, but without any adjustment for write-downs or write-offs (including as a result of forgiveness of any portion thereof) with respect to such loan or advance after the date thereof, (ii) any Investment in the form of a Guarantee shall be equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof, as determined in good faith by a Financial Officer of the Borrower, (iii) any Investment in the form of a transfer of Equity Interests or other non-cash property by the investor to the investee, including any such transfer in the form of a capital contribution, shall be the fair market value (as determined in good faith by a Financial Officer) of such Equity Interests or other property as of the time of the transfer, minus any payments actually received by such investor representing a return of capital of (but not any dividends or other distributions in respect of return on the capital of) such Investment, but without any other adjustment for increases or decreases in value of, or write-ups, write-downs or write-offs with respect to, such Investment after the date of such Investment, and (iv) any Investment (other than any Investment referred to in clause (i), (ii) or (iii) above) by the specified Person in the form of a purchase or other acquisition for value of any Equity Interests, evidences of Indebtedness or other securities of any other Person shall be the original cost of such Investment (including any Indebtedness assumed in connection therewith), plus (A) the cost of all additions thereto and minus (B) the amount of any portion of such Investment that has been repaid to the investor in cash as a repayment of principal or a return of capital, but without any other adjustment for increases or decreases in value of, or write-ups, write-downs or write-offs with respect to, such Investment after the date of such Investment. For purposes of Section 6.04, if an Investment involves the acquisition of more than one Person, the amount of such Investment shall be allocated among the Acquired Persons in accordance with GAAP, provided that pending the final determination of the amounts to be so allocated in accordance with GAAP, such allocation shall be as reasonably determined by a Financial Officer of Holdings.

“IP Security Agreement” has the meaning set forth in the Collateral Agreement.

“IP Subsidiary” means any Domestic Subsidiary (other than any Excluded Subsidiary) that at any time owns any Intellectual Property or rights to Intellectual Property that are material to the business or operations of Holdings and the Subsidiaries, taken as a whole.

“IPO” means the initial underwritten public offering of common Equity Interests in Holdings pursuant to an effective registration statement filed with the SEC pursuant to the Securities Act.

“IRS” means the United States Internal Revenue Service.

“Issuing Bank” means (a) each of JPMCB, BofA, GSUSA and SunTrust and (b) each Revolving Lender that shall have become an Issuing Bank hereunder as provided in Section 2.05(j) (other than any Person that shall have ceased to be an Issuing Bank as provided in Section 2.05(k)); provided that GSUSA shall not be required to issue any Letters of Credit other than standby Letters of Credit. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate (it being agreed that such Issuing Bank shall, or shall cause such Affiliate to, comply with the requirements of Section 2.05 with respect to such Letters of Credit).

“Issuing Bank Sublimit” means, at any time, (a) with respect to JPMCB in its capacity as Issuing Bank, $10,000,000, (b) with respect to BofA in its capacity as Issuing Bank, $5,000,000, (c) with respect to GSUSA in its capacity as Issuing Bank, $3,333,333, (d) with respect to SunTrust in its capacity as Issuing Bank, $6,666,667 and (e) with respect to any Lender that shall have become an Issuing Bank hereunder as provided in Section 2.4(j), such amount as set forth in the agreement referred to in Section 2.4(j) evidencing the appointment of such Lender (or its designated Affiliate) as an Issuing Bank.

“JPMCB” means JPMorgan Chase Bank, N.A.

“Junior Indebtedness” means any Indebtedness (or Permitted Refinancing in respect thereof) that is unsecured or subordinated in right of payment to the Loan Document Obligations, but in any event excluding Indebtedness between or among Holdings and any Subsidiary or between or among any Subsidiaries.

“Latest Maturity Date” means at any date of determination, the latest Maturity Date applicable to any Loan or Commitment hereunder at such time, including in respect of any Incremental Facility and including any Maturity Date that has been extended from time to time in accordance with this Agreement.

“LC Disbursement” means a payment made by an Issuing Bank pursuant to a Letter of Credit.

“LC Exposure” means, at any time, the sum of (a) the aggregate amount of all Letters of Credit that remains available for drawing at such time and (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or an Incremental Facility Agreement, other than any such Person that shall have ceased to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender.

“Letter of Credit” means any letter of credit issued or deemed issued pursuant to this Agreement, other than any such letter of credit that shall have ceased to be a “Letter of Credit” outstanding hereunder pursuant to Section 9.05.

“Leverage Ratio” means, on any date, the ratio of (a) Consolidated Funded Debt as of such date minus the lesser of (i) the sum of Available Domestic Cash in excess of $5,000,000 on such date plus 70% of Available Foreign Cash on such date and (ii) $50,000,000 to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of Holdings most recently ended on or prior to such date, for which financial statements have been delivered or by such date were required to have been delivered pursuant to Section 5.01(a) or 5.01(b) (or prior to the first delivery of any such financial statements, as of the last day of, or period of four consecutive fiscal quarters ending with the last day of, the most recent fiscal quarter included in the financial statements delivered pursuant to Section 5.01(a) or 5.01(b) of the Original Credit Agreement).

“LIBO Rate” means, with respect to any Eurocurrency Borrowing for any Interest Period, a rate per annum equal to the London interbank offered rate as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period as displayed on the Reuters screen page that displays such rate (currently page LIBOR01) or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion (such applicable rate being called the “LIBO Screen Rate”), at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period. If no LIBO Screen Rate shall be available for a particular Interest Period but LIBO Screen Rates shall be available for maturities both longer and shorter than such Interest Period, then the LIBO Rate for such Interest Period shall be the Interpolated Screen Rate. Notwithstanding the foregoing, if the LIBO Rate, determined as provided above, would otherwise be less than zero, then the LIBO Rate shall be deemed to be zero for all purposes. Notwithstanding the foregoing, but subject to the next following sentence, solely for purposes of calculating interest applicable to the Term Loans, the LIBO Rate will be deemed to be 1.00% per annum on any day when it would otherwise be less than 1.00% per annum pursuant to the foregoing provisions of this definition.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, charge in the nature of a security interest, security interest or other encumbrance on, in or of such asset, including any arrangement entered into for the purpose of making particular assets available to satisfy any Indebtedness or other obligation and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Loan Documents” means this Agreement, the Original Credit Agreement, the First Refinancing Facility Agreement, the Incremental Facility Agreements, the Collateral Agreement, the other Security Documents, any agreement designating an additional Issuing Bank as contemplated by Section 2.05(j) and, except for purposes of Section 9.02, any promissory notes delivered pursuant to Section 2.09(c).

“Loan Document Obligations” has the meaning set forth in the Collateral Agreement.

“Loan Modification Agreement” means a Loan Modification Agreement, in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, among Holdings, the Borrower, the Administrative Agent and one or more Accepting Lenders, effecting one or more Permitted Amendments and such other amendments hereto and to the other Loan Documents as are contemplated by Section 2.22.

“Loan Modification Offer” has the meaning set forth in Section 2.22(a).

“Loan Parties” means Holdings, the Borrower and each other Subsidiary Loan Party.

“Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement.

“Long-Term Indebtedness” means any Indebtedness that, in accordance with GAAP, constitutes (or, when incurred, constituted) a long-term liability.

“Major Stockholders” set forth on Schedule 1.01 to the Disclosure Letter is a list of the Major Stockholders as of the First Refinancing Facility Agreement Effective Date.

“Majority in Interest”, when used in reference to Lenders of any Class, means, at any time, (a) in the case of the Revolving Lenders, Lenders having Revolving Exposures and unused Revolving Commitments representing more than 50% of the sum of the Aggregate Revolving Exposures and the unused Aggregate Revolving Commitment at such time, (b) in the case of the Term Lenders of any Class, Lenders holding outstanding Term Loans of such Class representing more than 50% of all Term Loans of such Class outstanding at such time and (c) in the case of the Incremental Term Lenders of any Class, Lenders holding outstanding Incremental Term Loans of such Class representing more than 50% of all Incremental Term Loans of such Class outstanding at such time.

“Material Acquisition” means any acquisition, or a series of related acquisitions, of (a) Equity Interests in any Person if, after giving effect thereto, such Person will become a Subsidiary or (b) assets comprising all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of) any Person; provided that the aggregate consideration therefor (including Indebtedness assumed in connection therewith, all obligations in respect of deferred purchase price (including obligations under any purchase price adjustment but excluding earnout or similar payments) and all other consideration payable in connection therewith (including payment obligations in respect of noncompetition agreements or other arrangements representing acquisition consideration)) exceeds $10,000,000.

“Material Adverse Effect” means an event or condition that has resulted in a material adverse effect on (a) the business, assets, results of operations, liabilities or financial condition of Holdings, the Borrower and the Subsidiaries, taken as a whole, (b) the ability of the Borrower and the other Loan Parties, taken as a whole, to perform their payment obligations under the Loan Documents or (c) the rights and remedies of the Administrative Agent and the Lenders under the Loan Documents.

“Material Disposition” means any Disposition, or a series of related Dispositions, of (a) all or substantially all the issued and outstanding Equity Interests in any Person that are owned by Holdings, the Borrower or any other Subsidiary or (b) assets comprising all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of) any Person; provided that the aggregate consideration therefor (including Indebtedness assumed by the transferee in connection therewith, all obligations in respect of deferred purchase price (including obligations under any purchase price adjustment but excluding earnout or similar payments) and all other consideration payable in connection therewith (including payment obligations in respect of noncompetition agreements or other arrangements representing acquisition consideration)) exceeds $10,000,000.

“Material Foreign Subsidiary” means a Foreign Subsidiary that is a Material Subsidiary.

“Material Indebtedness” means Indebtedness (other than the Loans, Letters of Credit and Guarantees under the Loan Documents), or obligations in respect of one or more Hedging Agreements, of any one or more of Holdings, the Borrower and the other Subsidiaries in an aggregate principal amount of $10,000,000 or more. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of Holdings, the Borrower or any other Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that Holdings, the Borrower or such other Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

“Material Subsidiary” means the Borrower and each other Subsidiary, including any Foreign Subsidiary, (a) the consolidated total assets of which equal 2.5% or more of the consolidated total assets of Holdings and its Subsidiaries (excluding the assets of the Foreign Subsidiaries) or (b) the consolidated revenues of which accounts for 2.5% or more of the consolidated revenues of Holdings and its Subsidiaries (excluding the consolidated revenues attributable to the Foreign Subsidiaries), in each case as of the end of or for the most recent period of four consecutive fiscal quarters of Holdings for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) (or prior to the first delivery of any such financial statements, as of the last day of, or period of four consecutive fiscal quarters ending with the last day of, the most recent fiscal quarter included in the financial statements delivered pursuant to Section 5.01(a) or 5.01(b) of the Original Credit Agreement); provided that if at the end of or for any such most recent period of four consecutive fiscal quarters the combined consolidated total assets or combined consolidated revenues of all Subsidiaries that under clause (a) and (b) above would not constitute

Material Subsidiaries shall have exceeded 5% of the consolidated total assets of Holdings and its Subsidiaries (excluding the assets of the Foreign Subsidiaries) or 5% of the consolidated revenues of Holdings and its Subsidiaries (excluding the consolidated revenues attributable to the Foreign Subsidiaries), then one or more of such excluded Subsidiaries shall for all purposes of this Agreement be deemed to be Material Subsidiaries in descending order based on the amounts of their consolidated total assets or consolidated revenues, as the case may be until such excess shall have been eliminated (it being understood that the Borrower shall, subject to such descending order, have the right to designate the Subsidiaries required to satisfy such requirement, and the Borrower shall not be required to designate any additional Subsidiaries as Material Subsidiaries if all Domestic Subsidiaries are already Material Subsidiaries).

“Maturity Date” means the Term Maturity Date, the Incremental Term Loan Maturity Date with respect to Incremental Term Loans of any Series or the Revolving Maturity Date, and any extended maturity date with respect to all or a portion of any Class of Loans or Commitments hereunder pursuant to a Loan Modification Agreement, in each case as the context requires.

“MNPI” means material information concerning Holdings, the Borrower and the other Subsidiaries and their securities that has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD under the Securities Act and the Exchange Act.

“Moody’s” means Moody’s Investors Service, Inc., and any successor to its rating agency business.

“Mortgage” means a mortgage, deed of trust, assignment of leases and rents or other security document granting a Lien on any Mortgaged Property to secure the Obligations. Each Mortgage shall be in form and substance reasonably satisfactory to the Administrative Agent.

“Mortgaged Property” means each parcel of real property owned in fee by a Loan Party, and the improvements thereto, that (together with such improvements) has a book or fair value of $5,000,000 or more (excluding any such real property subject to a Lien securing Indebtedness permitted under Section 6.01(v) or 6.01(vi)).

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Proceeds” means, with respect to any event, (a) the cash proceeds and Permitted Investments (including, in the case of any casualty, condemnation or similar proceeding, insurance, condemnation or similar proceeds received in cash or Permitted Investments) received in respect of such event, including any cash received in respect of any noncash proceeds, but only as and when received in cash or Permitted Investments, net of (b) the sum, without duplication, of (i) all fees and out-of-pocket expenses paid in connection with such event by Holdings and the Subsidiaries, (ii) in the case of a Disposition (including pursuant to a Sale/Leaseback Transaction or a casualty or a condemnation or similar proceeding) of an asset, (A) the amount of all payments required to be made by Holdings and the Subsidiaries as a result of such event to repay

Indebtedness (other than Loans) secured by such asset and (B) the pro rata portion of net cash proceeds thereof (calculated without regard to this clause (B)) attributable to minority interests and not available for distribution to or for the account of Holdings and the Subsidiaries as a result thereof and (C) the amount of any liabilities directly associated with such asset and retained by Holdings or any Subsidiary and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by Holdings and the Subsidiaries, and the amount of any reserves established by Holdings and the Subsidiaries in accordance with GAAP to fund purchase price adjustment, indemnification and other contingent liabilities (other than any earnout obligations) reasonably estimated to be payable and that are directly attributable to the occurrence of such event (as determined reasonably and in good faith by a Financial Officer of Holdings). For purposes of this definition, in the event any contingent liability reserve established with respect to any event as described in clause (b)(iii) above shall be reduced in an amount equal to or greater than $125,000, the amount of such reduction shall, except to the extent such reduction is made as a result of a payment having been made in respect of the contingent liabilities with respect to which such reserve has been established, be deemed to be receipt, on the date of such reduction, of cash proceeds in respect of such event.

“Net Working Capital” means, at any date, (a) the consolidated current assets of Holdings and its consolidated Domestic Subsidiaries as of such date (excluding cash, cash equivalents and Permitted Investments) minus (b) the consolidated current liabilities (excluding deferred revenues) of Holdings and its consolidated Domestic Subsidiaries as of such date; provided that, for purposes of calculating Excess Cash Flow, increases or decreases in Net Working Capital shall be calculated without regard to any changes in current assets or current liabilities as a result of (x) any reclassification in accordance with GAAP of assets or liabilities, as applicable, between current and noncurrent or (y) the effects of purchase accounting. Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

“New Building Leases” means the lease for the location at 3050 South Delaware Street, San Mateo, California, as in effect on the First Refinancing Facility Agreement Effective Date.

“Non-Cash Charges” means any noncash charges, including (a) any write-off for impairment of long lived assets including goodwill, intangible assets and fixed assets such as property, plant and equipment, and investments in debt and equity securities pursuant to GAAP, (b) non-cash expenses resulting from the grant of stock options, restricted stock awards or other equity-based incentives to any director, officer or employee of the Borrower or any Subsidiary (excluding, for the avoidance of doubt, any cash payments of income taxes made for the benefit of any such Person in consideration of the surrender of any portion of such options, stock or other incentives upon the exercise or vesting thereof) and (c) any non-cash charges resulting from the application of purchase accounting; provided that Non-Cash Charges shall not include additions to bad debt reserves or bad debt expense, any noncash charge that results from the writedown or write-off of inventory and any noncash charge that results from the write-down or write-off of accounts receivable or that is in respect of any other item that was included in Consolidated Net Income in a prior period.

“Non-Compliant Assets” has the meaning set forth in the definition of Permitted Acquisition.

“Non-Compliant Subsidiary” has the meaning set forth in the definition of Permitted Acquisition.

“Non-Defaulting Lender” means, at any time, any Revolving Lender that is not a Defaulting Lender at such time.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” shall mean the rate for a federal funds transaction quoted at 11:00 a.m., New York City time, on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Obligations” has the meaning set forth in the Collateral Agreement.

“Original Credit Agreement” means this Agreement as in effect immediately prior to the Transactions to occur on the First Refinancing Facility Agreement Effective Date.

“Original Effective Date” means February 7, 2013.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than Taxes that would not have been imposed but for connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced by any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19).

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

“Participant Register” has the meaning set forth in Section 9.04(c).

“Participants” has the meaning set forth in Section 9.04(c).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Perfection Certificate” means a certificate in the form of Exhibit F or any other form approved by the Administrative Agent.

“Permitted Acquisition” means the purchase or other acquisition, by merger or otherwise, by the Borrower or any Subsidiary of substantially all the Equity Interests in, or all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of), any Person if (a) in the case of any purchase or other acquisition of Equity Interests in a Person, such Person and each subsidiary of such Person (collectively, the “Acquired Person”) is (except to the extent permitted below in the case of foreign and other Subsidiaries that will not become Loan Parties) organized under the laws of the United States of America, any State thereof or the District of Columbia and, upon the consummation of such acquisition, will be a wholly-owned Subsidiary that is a Domestic Subsidiary (including as a result of a merger or consolidation between any Subsidiary and such Person) and will be a Subsidiary Loan Party or (b) in the case of any purchase or other acquisition of other assets, such assets will be owned by the Borrower or a Subsidiary Loan Party; provided that (i) such purchase or acquisition was not preceded by, or consummated pursuant to, an unsolicited tender offer or proxy contest initiated by or on behalf of Holdings or any Subsidiary, (ii) all transactions related thereto are consummated in accordance with applicable law, except to the extent the failure to do so could not reasonably be expected to result in a Material Adverse Effect, (iii) the business of such Person, or such assets, as the case may be, constitute a business permitted under Section 6.03(b), (iv) with respect to each such purchase or other acquisition, all actions required to be taken with respect to each newly created or acquired Subsidiary or assets in order to satisfy the requirements set forth in the definition of the term “Collateral and Guarantee Requirement” shall have been taken, subject to the required time periods for satisfaction set forth therein (or arrangements for the taking of such actions reasonably satisfactory to the Administrative Agent shall have been made), (v) at the time of and immediately after giving effect to any such purchase or other acquisition, (A) no Default shall have occurred and be continuing or would result therefrom, (B) Holdings and the Borrower shall be in Pro Forma Compliance with the covenant set forth in Section 6.12, (C) the Leverage Ratio, calculated on a Pro Forma Basis, shall be less than 3.65 to 1.00, and (D) Available Liquidity, calculated on a Pro Forma Basis, shall be at least $5,000,000, and (vi) if such purchase or other acquisition is a Material Acquisition, Holdings and the Borrower shall have delivered to the Administrative Agent a certificate of a Financial Officer of Holdings and the Borrower, certifying that all the requirements set forth in this definition have been satisfied with respect to such purchase or other acquisition, together with reasonably detailed calculations demonstrating satisfaction of the requirement set forth in clauses (v)(B), (v)(C) and (v)(D) above. Any pro forma calculations required in respect of clause (v)(B) or (C) above shall be made as of the last day of, or for, the period of four consecutive fiscal quarters of Holdings then most recently ended for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) of this Agreement (or prior to the first delivery of any such financial statements, as of the last day of, or period of four consecutive fiscal quarters ending with the last day of, the most recent fiscal quarter included in the financial statements delivered pursuant to Section 5.01(a) or 5.01(b) of the Original Credit Agreement). Notwithstanding the foregoing, a Permitted Acquisition of a Person that will become a Loan Party may include the indirect acquisition of Non-Compliant Subsidiaries or Non-Compliant Assets if the consideration allocable to the acquisition of such Non-Compliant Subsidiaries or such Non-Compliant Assets, as applicable (determined in accordance with GAAP and as reasonably estimated by a Financial Officer of Holdings at the time such Permitted Acquisition is consummated) consists of the issuance of Qualified Equity Interests of Holdings; provided that all or any portion of the consideration for the acquisition of any Non-Compliant Subsidiaries and/or any Non-Compliant Assets that cannot be made pursuant to the foregoing provisions of this definition may also be funded in an amount not in excess of the amount, including the Available Basket Amount, the Available ECF Amount, the amount of Qualifying Equity Proceeds and the then available portion of the $25,000,000 basket for Investments, in each case, available under Section 6.04(v). For purposes of this definition, “Non-Compliant Subsidiary” means any Subsidiary of a Person acquired pursuant to a Permitted Acquisition that will not become a Subsidiary Loan Party in accordance with the requirements of clause (a) of this definition, and “Non-Compliant Assets” means any assets acquired pursuant to a Permitted Acquisition to be held by a Subsidiary that is not a Subsidiary Loan Party. Notwithstanding the foregoing, Holdings shall be able to make Permitted Acquisitions and other Investments permitted hereunder so long as all assets and Equity Interests acquired in connection with such Permitted Acquisition or other Investment are contributed to the Borrower or another Subsidiary (in the case of any Subsidiary that is not a Loan Party, to the extent such Investment is otherwise permitted hereunder) promptly after the consummation of such Permitted Acquisition or Investment.

“Permitted Amendment” means an amendment to this Agreement and the other Loan Documents, effected in connection with a Loan Modification Offer pursuant to Section 2.22, providing for an extension of the Maturity Date applicable to the Loans and/or Commitments of the Accepting Lenders of a relevant Class and, in connection therewith, may also provide for (a)(i) a change in the Applicable Rate with respect to the Loans and/or Commitments of the Accepting Lenders subject to such Permitted Amendment and/or (ii) a change in the fees payable to, or the inclusion of new fees to be payable to, the Accepting Lenders in respect of such Loans and/or Commitments, and/or (b) other changes to the terms and conditions in respect of such Loans and/or Commitments after the Maturity Date in respect thereof, without giving effect to any extended maturity date effected pursuant to a Loan Modification Agreement.

“Permitted Bond Hedge Transaction” means any call option or capped call option (or substantively equivalent derivative transaction) relating to or referencing Holdings’ common stock (or other securities or property following a merger event or other change of the common stock of Holdings) purchased by Holdings in connection with the issuance of any Convertible Indebtedness; provided, that the purchase price for such Permitted Bond Hedge Transaction, less the proceeds received by Holdings from the sale of any related Permitted Warrant Transaction, does not exceed the net proceeds received by Holdings from the sale of such Convertible Indebtedness issued in connection with such Permitted Bond Hedge Transaction.

“Permitted Encumbrances” means:

(a) Liens imposed by law for Taxes, assessments or governmental charges that are not yet overdue for a period of more than 30 days or are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP (to the extent required thereby) are being maintained by the applicable Person;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law (other than any Lien imposed pursuant to Section 430(k) of the Code or Section 303(k) of ERISA or a violation of Section 436 of the Code), arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP (to the extent required thereby) are being maintained by the applicable Person;

(c) Liens incurred and deposits made (i) in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws and (ii) in respect of letters of credit, bank guarantees or similar instruments issued for the account of Holdings or any Subsidiary in the ordinary course of business supporting obligations of the type set forth in clause (i) above;

(d) Liens incurred and deposits made (i) to secure the performance of bids, trade contracts, leases, statutory obligations, stay, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business and (ii) in respect of letters of credit, bank guarantees or similar instruments issued for the account of Holdings or any Subsidiary in the ordinary course of business supporting obligations of the type set forth in clause (i) above;

(e) easements, zoning restrictions, encroachments, rights-of-way and similar encumbrances and minor title defects on real property imposed by law or arising in the ordinary course of business that do not materially interfere with the ordinary conduct of business of Holdings and its Subsidiaries, taken as a whole;

(f) customary Liens (other than Liens that secure Indebtedness) and rights of setoff in favor of collecting or payor banks and credit card and/or merchant processors;

(g) banker’s liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with depository institutions; provided that such deposit accounts or funds are not established or deposited for the purpose of providing collateral for any Indebtedness and are not subject to restrictions on access by Holdings or any Subsidiary in excess of those required by applicable banking regulations;

(h) Liens arising by virtue of Uniform Commercial Code financing statement filings (or similar filings under applicable law) regarding, and any interest or title of a licensor, lessor or sublessor under, operating leases entered into by Holdings and the Subsidiaries in the ordinary course of business; and

(i) Liens representing any interest or title of a licensor, lessor or sublicensor or sublessor, or a licensee, lessee or sublicensee or sublessee, in the property subject to any lease, license or sublicense or concession agreement permitted by this Agreement;

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness other than Liens referred to in clauses (c) and (d) above securing obligations under letters of credit or bank guarantees.

“Permitted Investments” means:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

(b) investments in commercial paper maturing within one year from the date of acquisition thereof and having, at such date of acquisition, a rating of at least “A-1” (or the then equivalent grade) from S&P or at least “Prime-1” (or the then applicable grade) from Moody’s;

(c) investments in certificates of deposit, banker’s acceptances and demand or time deposits, in each case maturing within one year from the date of acquisition thereof, issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $250,000,000;

(d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above;

(e) money market that (i) have a rating of at least A-2 or P-2 from either S&P or Moody’s and (ii) have portfolio assets of at least $250,000,000; and

(f) in the case of any Foreign Subsidiary, other short-term investments that are analogous to the foregoing, are of comparable credit quality and are customarily used by companies in the jurisdiction of such Foreign Subsidiary for cash management purposes.

“Permitted Unsecured Indebtedness” means Indebtedness of the Borrower or any other Subsidiary Loan Party that guarantees the Loan Document Obligations that (i) is not secured by any collateral (including the Collateral), (ii) does not mature earlier than, and has a weighted average life to maturity no earlier than, 91 days after the Latest Maturity Date in effect at the time of incurrence of such Indebtedness (provided that any provision or conversion of Convertible Indebtedness into (A) Qualified Equity Interests of Holdings (or other securities or property following a merger event or other change of Qualifed Equity Interests of Holdings) (and cash in lieu of fractional shares), (B) in the case of the principal amount thereof, cash, or (C) a combination of clauses (A) and (B) shall not cause such Indebtedness to fail this clause (ii)), (iii) does not provide for any amortization, mandatory prepayment, redemption or repurchase (other than upon a change of control, customary asset sale or event of loss, mandatory offers to purchase and customary acceleration rights after an event of default) prior to the date that is 91 days after the Latest Maturity Date (provided that any provision or conversion of Convertible Indebtedness into (A) Qualified Equity Interests of Holdings (or other securities or property following a merger event or other change of Qualified Equity Interests of Holdings) (and cash in lieu of fractional shares), (B) in the case of the principal amount thereof, cash, or (C) a combination of clauses (A) and (B) shall not cause such Indebtedness to fail this clause (iii)), (iv) contains covenants, events of default, guarantees and other terms that are customary for similar Indebtedness in light of then-prevailing market conditions (it being understood that such Indebtedness shall not include any financial maintenance covenants and that applicable negative covenants shall be incurrence-based to the extent customary for similar Indebtedness) and, when taken as a whole (other than interest rate premiums and redemption premiums), are not more restrictive to the Borrower and its subsidiaries than those set forth in the Loan Documents; provided that a certificate of a Financial Officer delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness or the modification, refinancing, refunding, renewal or extension thereof (or such shorter period of time as may reasonably be agreed by the Administrative Agent), together with a reasonably detailed description of the material terms and conditions of such resulting Indebtedness or drafts of the material definitive documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirements shall be conclusive unless the Administrative Agent provides notice to the Borrower of its reasonable objection during such period together with a reasonable description of the basis upon which it objects, and (v) is not guaranteed by any Subsidiary that is not a Subsidiary Loan Party.

“Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to or referencing Holdings’ common stock (or other securities or property following a merger event or other change of the common stock of Holdings) and/or cash (in an amount determined by reference to the price of such common stock) sold by Holdings substantially concurrently with any purchase by Holdings of a Permitted Bond Hedge Transaction.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee pension benefit plan”, as defined in Section 3(2) of ERISA (other than a Multiemployer Plan), that is subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which Holdings or any of its ERISA Affiliates is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Platform” has the meaning set forth in Section 9.17(b).

“Post-Acquisition Period” means, with respect to any Material Acquisition or any Material Disposition, the period beginning on the date such transaction is consummated and ending on the last day of the fourth full consecutive fiscal quarter immediately following the date on which such transaction is consummated.

“Prepayment Event” means:

(a) any Disposition (including pursuant to a Sale/Leaseback Transaction or by way of merger or consolidation) of any asset of Holdings, the Borrower or any other Subsidiary, including any sale or issuance to a Person other than Holdings, the Borrower or any Subsidiary of Equity Interests in any Subsidiary, other than (i) Dispositions described in clauses (a) through (g) and clauses (i), (j), (k), (l), (m), (n) and (p) of Section 6.05 and (ii) other Dispositions resulting in aggregate Net Proceeds not exceeding (A) $5,000,000 in the case of any single transaction or series of related transactions and (B) $10,000,000 for all such transactions during any fiscal year of Holdings;

(b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any asset of Holdings, the Borrower or any other Subsidiary other than any resulting in aggregate Net Proceeds not exceeding (A) $5,000,000 in the case of any single transaction or series of related transactions and (B) $10,000,000 for all such transactions during any fiscal year of Holdings; or

(c) the incurrence by Holdings, the Borrower or any other Subsidiary of any Indebtedness, other than any Indebtedness permitted to be incurred under Section 6.01.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City. Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Private Side Lender Representatives” means, with respect to any Lender, representatives of such Lender that are not Public Side Lender Representatives.

“Pro Forma Adjustment” means, for any Test Period that includes all or any part of a fiscal quarter included in any Post-Acquisition Period for a Material Acquisition, with respect to the Acquired EBITDA of the Acquired Person or business acquired in such Material Acquisition or the Consolidated EBITDA of Holdings, the pro forma increase or decrease in such Acquired EBITDA or such Consolidated EBITDA, as the case may be (including the portion thereof attributable to any assets (including Equity Interests) acquired) projected by Holdings in good faith as a result of (a) actions taken prior to or during such Post-Acquisition Period for the purposes of realizing reasonably identifiable and factually supportable cost savings or synergies (including revenue synergies and cost saving synergies) or (b) any additional costs incurred prior to or during such Post-Acquisition Period, in each case in connection with the combination of the operations of the assets acquired with the operations of Holdings and the Subsidiaries; provided that, so long as such actions are taken prior to or during such Post-Acquisition Period or such costs are incurred prior to or during such Post-Acquisition Period, as applicable, the cost savings and synergies related to such actions or such additional costs, as applicable, may be assumed, for purposes of projecting such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, to be realizable during the entirety, or, in the case of, additional costs, as applicable, to be incurred during the entirety of such Test Period, provided further that any such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, shall be without duplication for cost savings or additional costs already reflected in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, for such Test Period.

“Pro Forma Basis”, “Pro Forma Compliance” and “Pro Forma Effect” means, with respect to compliance with any test or covenant hereunder required by the terms of this Agreement to be made on a pro forma basis, that (a) to the extent applicable, the Pro Forma Adjustment shall have been made and (b) all Specified Transactions and the following transactions in connection therewith shall be deemed to have occurred as of (or commencing with) the first day of the applicable period of measurement in such test or covenant: (i) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction (A) in the case of a Material Disposition of all or substantially all Equity Interests in any Subsidiary of the Borrower or any division, product line, or facility used for operations of Holdings, the Borrower or any of the other Subsidiaries, shall be excluded, and (B) in the case of a Permitted Acquisition or Investment described in the definition of “Specified Transaction”, shall be included, (ii) any retirement of Indebtedness, (iii) any Indebtedness incurred or assumed by Holdings, the Borrower or any of the other Subsidiaries in connection therewith and (iv) if any such Indebtedness has a floating or formula rate, such Indebtedness shall be deemed to have accrued an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate that is or would be in effect with respect to such Indebtedness as at the relevant date of determination; provided that, without limiting the application of the Pro Forma Adjustment pursuant to clause (a) above, the foregoing pro forma adjustments may be applied to any such test or covenant solely to the extent that such adjustments are consistent with (and subject to applicable limitations included in) the definition of Consolidated EBITDA and give effect to operating expense reductions that are (i) (x) directly attributable to such transaction, (y) expected to have a continuing impact on Holdings, the Borrower and the other Subsidiaries and (z) factually supportable or (ii) otherwise consistent with the definition of Pro Forma Adjustment, provided further that (1) except as specified in the applicable provision requiring Pro Forma Compliance, any determination of Pro Forma Compliance required shall be made assuming that compliance with the financial covenant set forth in Section 6.12 is required with respect to the most recent Test Period prior to such time for which financial statements shall have been delivered pursuant to Section 5.01(a) or (b) (or prior to the first delivery of any such financial statements, as of the last day of, or period of four consecutive fiscal quarters ending with the last day of, the most recent fiscal quarter included in the financial statements delivered pursuant to Section 5.01(a) or 5.01(b) of the Original Credit Agreement) and (2) all pro forma adjustments made pursuant to this definition (including all Pro Forma Adjustments) with respect to the Transactions shall be consistent in character and amount with the adjustments reflected in the Pro Forma Financial Statements.

“Pro Forma Financial Statements” has the meaning set forth in Section 3.04(b).

“Proprietary Database” means any database owned, licensed or otherwise used by any Loan Party or any Subsidiary.

“Proprietary Software” means any software owned, licensed or otherwise used by any Loan Party or any Subsidiary other than any software that (i) is generally commercially available and (ii) costs less than $500,000.

“Public Side Lender Representatives” means, with respect to any Lender, representatives of such Lender that do not wish to receive MNPI.

“Purchasing Affiliated Lender” means any Major Stockholder (other than any portfolio company of a Major Stockholder and any natural person) and any Debt Fund Affiliate. For the avoidance of doubt, Purchasing Affiliated Lenders shall not include any Purchasing Borrower Party.

“Purchasing Borrower Party” means any of Holdings, the Borrower or any other Subsidiary.

“Qualified Equity Interests” means Equity Interests of Holdings or any direct or indirect parent thereof other than Disqualified Equity Interests.

“Qualifying Equity Proceeds” means on any date with respect to any expenditure to make an Investment under Section 6.04(v) (including in connection with the acquisition of Non-Compliant Subsidiaries and/or Non-Compliant Assets in a Permitted Acquisition), to make a Restricted Payment under Section 6.08(a)(viii) or to make a payment in reliance on Section 6.08(b)(vi), the aggregate amount of Net Proceeds received by Holdings in respect of sales and issuances of its Qualified Equity Interests (other than any equity contribution made in reliance on Section 7.02, the issuance of Equity Interests to officers, directors or employees of Holdings or any Subsidiary pursuant to employee benefit or incentive plans or other similar arrangements, and the issuance of Equity Interests to any Subsidiary) during the 365-day period ending on the date of such expenditure, less the amount of all other expenditures for such purposes made during such period and on or prior to such date in reliance on such receipts of Net Proceeds.

“Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank, as applicable.

“Refinancing Facility Agreement” means an amendment to this Agreement, in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, among Holdings, the Borrower, the Administrative Agent and one or more Refinancing Term Lenders, establishing Refinancing Term Loan Commitments of any Series and effecting such other amendments hereto and to the other Loan Documents as are contemplated by Section 2.24.

“Refinancing Indebtedness” means, in respect of any Indebtedness (the “Original Indebtedness”), any Indebtedness that extends, renews, replaces or refinances such Original Indebtedness (or any Refinancing Indebtedness in respect thereof); provided that (a) the principal amount of such Refinancing Indebtedness shall not exceed the principal amount of such Original Indebtedness except by an amount no greater than accrued and unpaid interest with respect to such Original Indebtedness and any fees, premium and expenses relating to such extension, renewal or refinancing; (b) the stated final maturity of such Refinancing Indebtedness shall not be earlier than that of such Original Indebtedness, and such stated final maturity shall not be subject to any conditions that could result in such stated final maturity occurring on a date that precedes the stated final maturity of such Original Indebtedness; (c) such Refinancing Indebtedness shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, upon the occurrence of an event of default a change in control or a sale of assets, or as and to the extent such repayment, prepayment, redemption, repurchase or defeasance would have been required pursuant to the terms of such Original Indebtedness) prior to the earlier of (i) the maturity of such Original Indebtedness and (ii) the date 91 days after the Latest Maturity Date in effect on the date of such extension, renewal or refinancing, provided that, notwithstanding the foregoing, scheduled amortization payments (however denominated) of such Refinancing Indebtedness shall be permitted so long as the weighted average life to maturity of such Refinancing Indebtedness shall be longer than the shorter of (x) the weighted average life to maturity of such Original Indebtedness remaining as of the date of such extension, renewal or refinancing and (y) the weighted average life to maturity of each Class of the Term Loans remaining as of the date of such extension, renewal or refinancing; (d) if such Original Indebtedness shall have been subordinated to the Loan Document Obligations, such Refinancing Indebtedness shall also be subordinated to the Loan Document Obligations on terms not less favorable in any material respect to the Lenders; and (e) such Refinancing Indebtedness shall not be secured by any Lien on any asset other than the assets that secured such Original Indebtedness (or would have been required to secure such Original Indebtedness pursuant to the terms thereof) or, in the event Liens securing such Original Indebtedness shall have been contractually subordinated to any Lien securing the Loan Document Obligations, by any Lien that shall not have been contractually subordinated to at least the same extent.

“Refinancing Term Lender” has the meaning set forth in Section 2.24(a).

“Refinancing Term Loan Commitments” has the meaning set forth in Section 2.24(a).

“Refinancing Term Loans” has the meaning set forth in Section 2.24(a). “Register” has the meaning set forth in
Section 9.04(b).

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the directors, officers, partners, trustees, employees, agents, representatives, advisors and controlling persons of such Person and of such Person’s Affiliates.

“Release” means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment or within or upon any building, structure, facility or fixture.

“Required Lenders” means, at any time, Lenders having Revolving Exposures, Term Loans and unused Commitments representing more than 50% of the sum of the Aggregate Revolving Exposure, outstanding Term Loans and unused Commitments at such time.

“Requirements of Law” means, with respect to any Person, any statutes, laws, treaties, rules, regulations, orders, decrees, writs, injunctions or determinations of any arbitrator or court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property, but excluding any dividend or distribution consisting solely of the issuance of common Qualified Equity Interests of Holdings) with respect to any Equity Interests in Holdings, the Borrower or any other Subsidiary, or any payment (whether in cash, securities or other property, but excluding any payment (x) consisting solely of the issuance of common Qualified Equity Interests of Holdings or (y) made in the ordinary course of business in connection with the satisfaction of tax withholding obligations), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation, vesting, settlement or termination of, or any other return of capital with respect to, any Equity Interests in Holdings, the Borrower or any Subsidiary.

“Revolving Availability Period” means the period from and including the First Refinancing Facility Agreement Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

“Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate permitted amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08, (b) increased or established from time to time pursuant to Section 2.21 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption or the Incremental Facility Agreement pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The initial aggregate amount of the Lenders’ Revolving Commitments as of the First Refinancing Facility Agreement Effective Date is $75,000,000.

“Revolving Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Loans and such Lender’s LC Exposure and Swingline Exposure at such time.

“Revolving Lender” means a Lender with a Revolving Commitment or Revolving Exposure.

“Revolving Lender Parent” means, with respect to any Revolving Lender, any Person in respect of which such Lender is a subsidiary.

“Revolving Loan” means a Loan made pursuant to clause (b) of Section 2.01.

“Revolving Maturity Date” means April 13, 2022, and any extended maturity date with respect to all or a portion, as applicable, of Revolving Commitments hereunder pursuant to a Loan Modification Agreement.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor to its rating agency business.

“Sale/Leaseback Transaction” means an arrangement relating to property owned by Holdings, the Borrower or any other Subsidiary whereby Holdings, the Borrower or such other Subsidiary sells or transfers such property to any Person and Holdings, the Borrower or any other Subsidiary leases such property, or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, from such Person or its Affiliates.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the U.S. Department of Commerce or the U.S. Department of the Treasury or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of specially designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the U.S. Department of Commerce or the U.S. Department of the Treasury or by the United Nations Security Council, the European Union, any EU member state or Her Majesty’s Treasury, (b) any Person operating, organized or resident in a jurisdiction subject to any Sanctions or (c) any Person controlled by any such Person.

“SEC” means the United States Securities and Exchange Commission. “Secured Parties” has the meaning set forth in the Collateral Agreement.

“Securities Act” means the United States Securities Act of 1933.

“Security Documents” means the Collateral Agreement, the Foreign Pledge Agreements, the IP Security Agreements, the Mortgages and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.03 or 5.12 to secure the Obligations.

“Series” has the meaning set forth in Section 2.21(b).

“Specified Transaction” means, with respect to any period, any Investment, Disposition, incurrence or repayment of Indebtedness or Restricted Payment that by the terms of this Agreement requires pro forma compliance with a test or covenant hereunder or requires such test or covenant to be calculated on a “Pro Forma Basis”.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves), expressed as a decimal, established by the Board of Governors to which the Administrative Agent is subject for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board of Governors). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurocurrency Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subordinated Indebtedness” of any Person means any Indebtedness of such Person that is subordinated in right of payment to any other Indebtedness of such Person.

“subsidiary” means, with respect to any Person (the “parent”) at any date, (a) any Person the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date and (b) any other Person (i) of which Equity Interests representing more than 50% of the equity value or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (ii) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” means any subsidiary of Holdings.

“Subsidiary Loan Party” means each Subsidiary that is a party to the Collateral Agreement. Unless the context requires otherwise, the term “Subsidiary Loan Party” shall include the Borrower.

“SunTrust” means SunTrust Bank.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.”

“Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

“Swingline Lender” means JPMorgan Chase Bank, N.A., in its capacity as lender of Swingline Loans hereunder.

“Swingline Loan” means a Loan made pursuant to Section 2.04.

“Syndication Agents” means Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs Bank USA in their capacities as syndication agents for the credit facilities provided for herein.

“Taxes” means any present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make or continue a Term Loan on the First Refinancing Facility Agreement Effective Date, expressed as an amount representing the maximum principal amount of the Term Loan to be made or continued by such Lender, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Term Commitment is set forth on Schedule 2.01 to the First Refinancing Facility Agreement, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Term Commitment, as applicable. The initial aggregate amount of the Lenders’ Term Commitments on the First Refinancing Facility Agreement Effective Date is $300,000,000.

“Term Lender” means a Lender with a Term Commitment or an outstanding Term Loan.

“Term Loan” means a Loan made pursuant to clause (a) of Section 2.01.

“Term Maturity Date” means April 13, 2024, and, as applicable, any extended maturity date with respect to all or a portion of any Class of Term Loans hereunder pursuant to a Loan Modification Agreement.

“Test Period” means each period of four consecutive fiscal quarters of Holdings.

“Transaction Costs” means the fees and expenses incurred in connection with the Transactions consummated or effected on the First Refinancing Facility Agreement Effective Date.

“Transactions” means, collectively, (a) the execution, delivery and performance by each Loan Party of the Loan Documents (including the First Refinancing Facility Agreement) to which it is to be a party on the First Refinancing Facility Agreement Effective Date, the borrowing or continuation of the Term Loans on the First Refinancing Facility Agreement Effective Date and the use of the proceeds thereof, and (b) the payment of the Transaction Costs.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

“Unrestricted Cash” means, as of any date, unrestricted cash and cash equivalents owned by Holdings, the Borrower and the Subsidiaries that are not, and are not presently required under the terms of any agreement or other arrangement binding on the Borrower or any Subsidiary on such date to be, (a) pledged to or held in one or more accounts under the control of one or more creditors of the Borrower or any Subsidiary (other than to secure the Loan Document Obligations) or (b) otherwise segregated from the general assets of the Borrower and the Subsidiaries, in one or more special accounts or otherwise, for the purpose of securing or providing a source of payment for Indebtedness or other obligations that are or from time to time may be owed to one or more creditors of the Borrower or any Subsidiary (other than to secure the Loan Document Obligations). It is agreed that cash and cash equivalents held in ordinary deposit or security accounts and not subject to any existing or contingent restrictions on transfer by the Borrower or a Subsidiary will not be excluded from Unrestricted Cash by reason of setoff rights or other Liens created by law or by applicable account agreements in favor of the depositary institutions or security intermediaries.

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(f)(ii)(B)(3).

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

“Website Agreements” means all agreements between any Loan Party and/or any Subsidiary and any other Person pursuant to which such Person provides any services relating to the operation, management or maintenance of any Website or Domain Name, including all agreements with any Person providing web hosting, database management or maintenance of disaster recovery services to any Subsidiary and all agreements with any domain name registrar.

“Websites” means all websites (including all content (including all elements of each website and all materials published on each website), HTML documents, audiovisual material, software, data, copyrights, trademarks, patents and trade secrets relating to such websites) owned by the Loan Parties or any Subsidiary and all exclusive and nonexclusive licenses to the Loan Parties or any Subsidiary from third parties or rights to use websites owned by such third parties.

“wholly-owned”, when used in reference to a subsidiary of any Person, means that all the Equity Interests in such subsidiary (other than directors’ qualifying shares and other nominal amounts of Equity Interests that are required to be held by other Persons under applicable law) are owned, beneficially and of record, by such Person, another wholly-owned subsidiary of such Person or any combination thereof.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Withholding Agent” means any Loan Party or the Administrative Agent.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans and Borrowings may be classified and referred to by Class (e.g., a “Revolving Loan” or “Revolving Borrowing”) or by Type (e.g., a “Eurocurrency Loan” or “Eurocurrency Borrowing”) or by Class and Type (e.g., a “Eurocurrency Revolving Loan” or “Eurocurrency Revolving Borrowing”).

SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal, tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply), and all judgments, orders, writs and decrees, of all Governmental Authorities. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document (including this Agreement and the other Loan Documents) shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement.

SECTION 1.04. Accounting Terms; GAAP; Pro Forma Calculations. (a) Except as otherwise expressly provided herein, all terms of an accounting or financial nature used herein shall be construed in accordance with GAAP as in effect from time to time; provided that (i) if the Borrower, by notice to the Administrative Agent, shall request an amendment to any provision hereof to eliminate the effect of any change occurring after the Original Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent or the Required Lenders, by notice to the Borrower, shall request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith and (ii)

notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Statement of Financial Accounting Standards 159, The Fair Value Option for Financial Assets and Financial Liabilities, or any successor thereto (including pursuant to the Accounting Standards Codification), to value any Indebtedness of Holdings or any Subsidiary at “fair value”, as defined therein. Notwithstanding any other provision contained herein, any lease that is treated as an operating lease for purposes of GAAP as of the Original Effective Date shall continue to be treated as an operating lease (and any future lease, if it were in effect on the Original Effective Date, that would be treated as an operating lease for purposes of GAAP as of the Original Effective Date shall be treated as an operating lease), in each case for purposes of this Agreement and the other Loan Documents, notwithstanding any change in GAAP after the Original Effective Date.

(b) For purposes of determining compliance with any test or covenant contained in this Agreement with respect to any period during which any Material Acquisition or Material Disposition occurs, Consolidated EBITDA, the Leverage Ratio and the First Lien Secured Leverage Ratio shall be calculated with respect to such period on a Pro Forma Basis giving effect to such Material Acquisition or Material Disposition.

SECTION 1.05. [Reserved].

SECTION 1.06. Excluded Swap Obligations. Notwithstanding any provision of this Agreement or any other Loan Document, no Guarantee by any Guarantor under any Loan Document shall include a Guarantee of any Obligation that, as to such Guarantor, is an Excluded Swap Obligation and no Collateral provided by any Guarantor shall secure any Obligation that, as to such Guarantor, is an Excluded Swap Obligation. In the event that any payment is made by, or any collection is realized from, any Guarantor as to which any Obligations are Excluded Swap Obligations, or from any Collateral provided by such Guarantor, the proceeds thereof shall be applied to pay the Obligations of such Guarantor as otherwise provided herein without giving effect to such Excluded Swap Obligations and each reference in this Agreement or any other Loan Document to the ratable application of such amounts as among the Obligations or any specified portion of the Obligations that would otherwise include such Excluded Swap Obligations shall be deemed so to provide.

ARTICLE II

The Credits

SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein and in the First Refinancing Facility Agreement, each Lender agrees (a) to make (or continue) a Term Loan to the Borrower on the First Refinancing Facility Agreement Effective Date pursuant to the First Refinancing Facility Agreement in an aggregate principal amount not exceeding its Term Commitment and (b) to make (or continue) Revolving Loans to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in such Lender’s Revolving Exposure exceeding such Lender’s Revolving Commitment or the Aggregate Revolving Exposure exceeding the Aggregate Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. Amounts repaid or prepaid in respect of Term Loans may not be reborrowed.

SECTION 2.02. Loans and Borrowings. (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b) Subject to Section 2.14, each Revolving Borrowing and Term Borrowing shall be comprised entirely of ABR Loans or Eurocurrency Loans as the Borrower may request in accordance herewith or, with respect to Loans made or continued on the First Refinancing Facility Agreement Effective Date, as contemplated by the First Refinancing Facility Agreement. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

(c) At the commencement of each Interest Period for any Eurocurrency Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $2,500,000; provided that a Eurocurrency Borrowing that results from a continuation of an outstanding Eurocurrency Borrowing may be in an aggregate amount that is equal to such outstanding Borrowing. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $2,500,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Aggregate Revolving Commitment or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(f). Each Swingline Loan shall be in an amount that is an integral multiple of $500,000 and not less than $1,000,000; provided that a Swingline Loan may be in an aggregate amount that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(f). Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of ten (10) (or such greater number as may be agreed to by the Administrative Agent) Eurocurrency Borrowings outstanding.

(d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert to or continue, any Eurocurrency Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date applicable thereto.

SECTION 2.03. Requests for Borrowings. To request a Revolving Borrowing or Term Borrowing after the First Refinancing Facility Agreement Effective Date, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurocurrency Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New

York City time, on the day of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of an executed written Borrowing Request. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

(i) whether the requested Borrowing is to be a Term Borrowing, an Incremental Term Borrowing of a particular Series or a Revolving Borrowing;

(ii) the aggregate amount of such Borrowing;

(iii) the date of such Borrowing, which shall be a Business Day;

(iv) whether such Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing;

(v) in the case of a Eurocurrency Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(vi) the location and number of the account or accounts to which funds are to be disbursed or, in the case of any ABR Revolving Borrowing requested to finance the reimbursement of an LC Disbursement as provided in Section 2.05(f), the identity of the Issuing Bank that made such LC Disbursement.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurocurrency Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the applicable Class of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

SECTION 2.04. Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of the outstanding Swingline Loans exceeding $5,000,000, (ii) the Aggregate Revolving Exposure exceeding the Aggregate Revolving Commitment or (iii) unless otherwise agreed to in writing by the Swingline Lender, the aggregate amount of Swingline Loans, Revolving Loans and Letters of Credit issued by the Swingline Lender exceeding the Swingline Lender’s Revolving Commitments hereunder; provided that the Swingline Lender shall not be required to, but may, make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.

(b) To request a Swingline Loan, the Borrower shall notify the Administrative Agent of such request by telephone not later than 1:00 p.m., New York City time, on the day of the proposed Swingline Loan. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of an executed written Borrowing Request. Each such telephonic and written Borrowing Request shall specify the requested date (which shall be a Business Day) and the amount of the requested Swingline Loan and the location and number of the account of the Borrower to which funds are to be disbursed or, in the case of any Swingline Loan requested to finance the reimbursement of an LC Disbursement as provided in Section 2.05(f), the identity of the Issuing Bank that has made such LC Disbursement. Promptly following the receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise the Swingline Lender of the details thereof. The Swingline Lender shall make each Swingline Loan available such Borrowing Request or to the applicable Issuing Bank, as the case may be, by 3:00 p.m., New York City time, on the requested date of such Swingline Loan.

(c) The Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of the Swingline Loans in which Revolving Lenders will be required to participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees to pay, upon receipt of notice as provided above, to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender acknowledges and agrees that, in making any Swingline Loan, the Swingline Lender shall be entitled to rely, and shall not incur any liability for relying, upon the representation and warranty of Holdings and the Borrower deemed made pursuant to Section 4.02. Each Revolving Lender further acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or any reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders pursuant to this paragraph), and the Administrative Agent shall promptly remit to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other Person on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not constitute a Loan and shall not relieve the Borrower of its obligation to repay such Swingline Loan.

SECTION 2.05. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, each Issuing Bank agrees to issue Letters of Credit for the Borrower’s own account or, so long as the Borrower is a joint and several co-applicant with respect thereto, the account of any Subsidiary, denominated in dollars and in a form reasonably acceptable to the Administrative Agent and the applicable Issuing Bank, at any time and from time to time during the Revolving Availability Period. The Borrower unconditionally and irrevocably agrees that, in connection with any Letter of Credit issued for the account of any Subsidiary as provided in the first sentence of this paragraph, it will be fully responsible for the reimbursement of LC Disbursements, the payment of interest thereon and the payment of fees due under Section 2.12(b) to the same extent as if it were the sole account party in respect of such Letter of Credit. Each Letter of Credit outstanding on the First Refinancing Facility Agreement Effective Date shall be deemed, for all purposes of this Agreement (including paragraphs (d) and (f) of this Section), to be a Letter of Credit issued hereunder for the account of the Borrower. Notwithstanding anything contained in any letter of credit application furnished to any Issuing Bank in connection with the issuance of any Letter of Credit, (i) all provisions of such letter of credit application purporting to grant liens in favor of the Issuing Bank to secure obligations in respect of such Letter of Credit shall be disregarded, it being agreed that such obligations shall be secured to the extent provided in this Agreement and in the Security Documents, and (ii) in the event of any inconsistency between the terms and conditions of such letter of credit application or any other agreement submitted by the Borrower to, or entered into by the Borrower with, the applicable Issuing Bank relating to any Letter of Credit, and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall control.

(b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit or the amendment, renewal or extension of an outstanding Letter of Credit, the Borrower shall hand deliver or fax (or transmit by electronic communication, if arrangements for doing so have been approved by the recipient) to the applicable Issuing Bank and the Administrative Agent, at least three Business Days in advance of the requested date of issuance, amendment, renewal or extension, a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the requested date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to enable the applicable Issuing Bank to prepare, amend, renew or extend such Letter of Credit. If requested by the applicable Issuing Bank, the Borrower shall also submit a letter of credit application on such Issuing Bank’s standard form in connection with any such request. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon each issuance, amendment, renewal or extension of any Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, (i) the LC Exposure will not exceed $25,000,000, (ii) the Aggregate Revolving Exposure will not exceed the Aggregate Revolving Commitment, (iii) Letters of Credit issued by any Issuing Bank will not exceed the Issuing Bank Sublimit of such Issuing Bank, unless otherwise agreed to in writing by such Issuing Bank, and (iv) the aggregate amount of Revolving Loans (and Swingline

Loans, in the case of the Swingline Lender) and Letters of Credit issued by the applicable Issuing Bank will not exceed such Issuing Bank’s Revolving Commitments hereunder, unless otherwise agreed to in writing by such Issuing Bank. Each Issuing Bank agrees that it shall not permit any issuance, amendment, renewal or extension of a Letter of Credit to occur unless it shall have given to the Administrative Agent written notice thereof required under paragraph (l) of this Section. No Issuing Bank shall be required to issue, amend or extend a Letter of Credit that is not in accordance with such Issuing Bank’s standard operating procedures.

(c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Maturity Date; provided that any Letter of Credit may contain customary automatic renewal provisions agreed upon by the Borrower and the applicable Issuing Bank pursuant to which the expiration date of such Letter of Credit shall automatically be extended for a period of up to 12 months (but not to a date later than the date set forth in clause (ii) above), subject to a right on the part of such Issuing Bank to prevent any such renewal from occurring by giving notice to the beneficiary in advance of any such renewal; and provided further that if there exist any Incremental Revolving Commitments having a maturity date later than the Revolving Maturity Date (the “Subsequent Maturity Date”), then, so long as the aggregate LC Exposure in respect of Letters of Credit expiring after the Revolving Maturity will not exceed the lesser of $25,000,000 and the aggregate amount of such Incremental Revolving Commitments, the Borrower may request the issuance of a Letter of Credit that shall expire at or prior to the close of business on the earlier of (A) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (B) the date that is five Business Days prior to the Subsequent Maturity Date. Notwithstanding the foregoing, any Letter of Credit issued hereunder may, in the sole discretion of the applicable Issuing Bank, expire after the fifth Business Day prior to the Maturity Date (or the Subsequent Maturity Date) but on or before the date that is 90 days after the Maturity Date (or the Subsequent Maturity Date), provided that the Borrower hereby agrees that it shall provide cash collateral in an amount equal to 102% (or such other percentage as may be agreed with the applicable Issuing Bank) of the LC Exposure in respect of any such outstanding Letter of Credit to the applicable Issuing Bank at least five Business Days prior to the Maturity Date (or Subsequent Maturity Date, if applicable), which such amount shall be (A) deposited by the Borrower in an account with and in the name of such Issuing Bank and (B) held by such Issuing Bank for the satisfaction of the Borrower’s reimbursement obligations in respect of such Letter of Credit until the expiration of such Letter of Credit. Any Letter of Credit issued with an expiration date beyond the fifth Business Day prior to the Maturity Date (or the Subsequent Maturity Date, as applicable) shall, to the extent of any undrawn amount remaining thereunder on the Maturity Date (or the Subsequent Maturity Date, if applicable), cease to be a “Letter of Credit” outstanding under this Agreement for purposes of the Revolving Lenders’ obligations to participate in Letters of Credit pursuant to paragraph (d) below.

(d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or any Revolving Lender, the Issuing Bank that is the issuer thereof hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Revolving Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of such Issuing Bank, such Revolving Lender’s Applicable Percentage of each LC Disbursement made by such Issuing Bank under such Letter of Credit and not reimbursed by the Borrower on the date due as provided in paragraph (f) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or any reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender further acknowledges and agrees that, in issuing, amending, renewing or extending any Letter of Credit, the applicable Issuing Bank shall be entitled to rely, and shall not incur any liability for relying, upon the representation and warranty of Holdings and the Borrower deemed made pursuant to Section 4.02.

(e) Disbursements. Each Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit and shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by hand delivery or facsimile) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

(f) Reimbursements. If an Issuing Bank shall make an LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the Business Day immediately following the day that the Borrower receives such notice; provided that, if the amount of such LC Disbursement is $250,000 or more, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.04 that such payment be financed with an ABR Revolving Borrowing or a Swingline Loan, respectively, and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or Swingline Loan. If the Borrower fails to reimburse any LC Disbursement by the time specified above, the Administrative Agent shall notify each Revolving Lender of such failure, the payment then due from the Borrower in respect of the applicable LC Disbursement and such Revolving Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the amount then due from the Borrower, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders pursuant to this paragraph), and the Administrative Agent shall promptly remit to the applicable Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Revolving Lenders and such Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse an Issuing Bank for an LC Disbursement (other than the funding of an ABR Revolving Borrowing or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

(g) Obligations Absolute. The Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (f) of this Section is absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision thereof or hereof, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. None of the Administrative Agent, the Lenders, the Issuing Banks or any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit, any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any other act, failure to act or other event or circumstance; provided that the foregoing shall not be construed to excuse any Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of an Issuing Bank (as determined by a court of competent jurisdiction in a final and nonappealable judgment), such Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, an Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(h) Interim Interest. If an Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement in full, at the rate per annum then applicable to ABR Revolving Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (f) of this Section, then Section 2.13(c) shall apply. Interest accrued pursuant to this paragraph shall be paid to the Administrative Agent, for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (f) of this Section to reimburse such Issuing Bank shall be for the account of such Lender to the extent of such payment, and shall be payable on demand or, if no demand has been made, on the date on which the Borrower reimburses the applicable LC Disbursement in full.

(i) Cash Collateralization. If any Event of Default under clause (a), (b), (i) or (j) of Section 7.01 shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, a Majority in Interest of the Revolving Lenders) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (i) or (j) of Section 7.01. The Borrower also shall deposit cash collateral in accordance with this paragraph as and to the extent required by Section 2.11(b) or 2.20. Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent in Permitted Investments and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Banks for LC Disbursements for which they have not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to (i) the consent of a Majority in Interest of the Revolving Lenders and (ii) in the case of any such application at a time when any Lender is a Defaulting Lender (but only if, after giving effect thereto, the remaining cash collateral shall be less than the aggregate LC Exposure of all the Defaulting Lenders), the consent of each Issuing Bank), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default or the existence of a Defaulting Lender, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived or after the termination of Defaulting Lender status, as applicable. If the Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.11(b), such amount (to the extent not applied as aforesaid) shall be returned to the Borrower as promptly as practicable and to the extent that, after giving effect to such return, the Aggregate Revolving Exposure would not exceed the Aggregate Revolving Commitment and no Default shall have occurred and be continuing.

(j) Designation of Additional Issuing Banks. The Borrower may, at any time and from time to time, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld), designate as additional Issuing Banks one or more Revolving Lenders that agree to serve in such capacity as provided below. The acceptance by a Revolving Lender of an appointment as an Issuing Bank hereunder shall be evidenced by an agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, executed by the Borrower, the Administrative Agent and such designated Revolving Lender and, from and after the effective date of such agreement, (i) such Revolving Lender shall have all the rights and obligations of an Issuing Bank under this Agreement and (ii) references herein to the term “Issuing Bank” shall be deemed to include such Revolving Lender in its capacity as an issuer of Letters of Credit hereunder.

(k) Termination or Resignation of an Issuing Bank. The Borrower may terminate the appointment of any Issuing Bank as an “Issuing Bank” hereunder by providing a written notice thereof to such Issuing Bank, with a copy to the Administrative Agent. Any Issuing Bank may resign from their role as an “Issuing Bank” hereunder by providing a written notice thereof to the Borrower, with a copy to the Administrative Agent. Any such termination or resignation shall become effective upon the earlier of (i) such Issuing Bank or the Borrower, as the case may be, acknowledging receipt of such notice and (ii) the 10th Business Day following the date of the delivery thereof; provided that no such termination or resignation shall become effective until and unless the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (or its Affiliates) shall have been reduced to zero. At the time any such termination or resignation shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the Issuing Bank that has been terminated or has resigned, pursuant to Section 2.12(b). Notwithstanding the effectiveness of any such termination or resignation, the Issuing Bank that has been terminated or has resigned shall remain a party hereto and shall continue to have all the rights of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such termination or resignation, but shall not issue any additional Letters of Credit.

(l) Issuing Bank Reports to the Administrative Agent. Unless otherwise agreed by the Administrative Agent, each Issuing Bank shall, in addition to its notification obligations set forth elsewhere in this Section, report in writing to the Administrative Agent (i) periodic activity (for such period or recurrent periods as shall be requested by the Administrative Agent) in respect of Letters of Credit issued by such Issuing Bank, including all issuances, extensions, amendments and renewals, all expirations and cancellations and all disbursements and reimbursements, (ii) reasonably prior to the time that such Issuing Bank issues, amends, renews or extends any Letter of Credit, the date of such issuance, amendment, renewal or extension, and the stated amount of the Letters of Credit issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension (and whether the amounts thereof shall have changed), (iii) on each Business Day on which such Issuing Bank makes any LC Disbursement, the date and amount of such LC Disbursement, (iv) on any Business Day on which the Borrower fails to reimburse an LC Disbursement required to be reimbursed to such Issuing Bank on such day, the date of such failure and the amount of such LC Disbursement and (v) on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such Issuing Bank.

(m) LC Exposure Determination. For all purposes of this Agreement, the amount of a Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at the time of determination.

SECTION 2.06. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the Borrower by promptly remitting the amounts so received, in like funds, to an account or accounts designated by the Borrower in the applicable Borrowing Request or, in the case of ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(f), to the Issuing Bank specified by the Borrower in the applicable Borrowing Request.

(b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance on such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to ABR Revolving Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing.

SECTION 2.07. Interest Elections. (a) Each Revolving Borrowing and Term Borrowing initially shall be of the Type and, in the case of a Eurocurrency Borrowing, shall have an initial Interest Period as specified in the applicable Borrowing Request or as otherwise provided in Section 2.03. Thereafter, the Borrower may elect to convert such Borrowing to a Borrowing of a different Type or to continue such Borrowing and, in the case of a Eurocurrency Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

(b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of an executed written Interest Election Request. Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing; and

(iv) if the resulting Borrowing is to be a Eurocurrency Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Eurocurrency Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(c) Promptly following receipt of an Interest Election Request in accordance with this Section, the Administrative Agent shall advise each Lender of the applicable Class of the details thereof and of such Lender’s portion of each resulting Borrowing.

(d) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurocurrency Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall (i) in the case of a Term Borrowing, be continued as a Eurocurrency Borrowing for an additional Interest Period of one month or (ii) in the case of a Revolving Borrowing, be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default under clause (i) or (j) of Section 7.01 has occurred and is continuing with respect to Holdings or the Borrower, or if any other Event of Default has occurred and is continuing and the Administrative Agent, at the request of a Majority in Interest of Lenders of any Class, has notified the Borrower of the election to give effect to this sentence on account of such other Event of Default, then, in each such case, so long as such Event of Default is continuing, (i) no outstanding Borrowing of such Class may be converted to or continued as a Eurocurrency Borrowing and (ii) unless repaid, each Eurocurrency Borrowing of such Class shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

SECTION 2.08. Termination and Reduction of Commitments. (a) Unless previously terminated, (i) the Term Commitments shall automatically terminate on the First Refinancing Facility Agreement Effective Date and (ii) the Revolving Commitments shall automatically terminate on the Revolving Maturity Date.

(b) The Borrower may at any time terminate, or from time to time permanently reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans or Swingline Loans in accordance with Section 2.11, the Aggregate Revolving Exposure would exceed the Aggregate Revolving Commitment.

(c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the applicable Class of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination or reduction of the Revolving Commitments under paragraph (b) of this Section may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date or termination) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

SECTION 2.09. Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date, (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.10, (iii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Incremental Term Loan of such Lender on the maturity date applicable to such Incremental Term Loans and (iv) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of (A) the Revolving Maturity Date and ten (10) Business Days after such Swingline Loan is made; provided that on each date that a Revolving Borrowing is made, the Borrower shall repay all Swingline Loans that were outstanding on the date such Borrowing was requested.

(b) The records maintained by the Administrative Agent and the Lenders shall be prima facie evidence of the existence and amounts of the obligations of the Borrower in respect of the Loans, LC Disbursements, interest and fees due or accrued hereunder; provided that the failure of the Administrative Agent or any Lender to maintain such records or any error therein shall not in any manner affect the obligation of the Borrower to pay any amounts due hereunder in accordance with the terms of this Agreement. In the event of any inconsistency between the records maintained by the Administrative Agent and the records maintained by any Lender, the records maintained by the Administrative Agent shall control. In the event of any conflict between the records of the Administrative Agent or any Lender under this Section 2.09, on the one hand, and the Register, on the other hand, the Register shall control.

(c) Any Lender may request through the Administrative Agent that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

SECTION 2.10. Amortization of Term Loans. (a) The Borrower shall repay to the Administrative Agent for the ratable account of the Term Lenders (i) on the last Business Day of each December, March, June and September, beginning with September 30, 2017 an aggregate amount equal to 0.25% of the aggregate amount of all Term Loans outstanding on the First Refinancing Facility Agreement Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with Section 2.11) and (ii) on the Term Maturity Date, the aggregate principal amount of all Term Loans outstanding on such date. The Borrower shall repay Incremental Term Loans of any Series in such amounts and on such date or dates as shall be specified therefor in the Incremental Facility Agreement establishing the Incremental Term Commitments of such Series (as such amounts may be adjusted pursuant to paragraph (c) of this Section or pursuant to such Incremental Facility Agreement).

(b) To the extent not previously paid, (i) all Term Loans shall be due and payable on the Term Maturity Date and (ii) all Incremental Term Loans of any Series shall be due and payable on the Incremental Term Loan Maturity Date applicable thereto.

(c) Any prepayment of a Term Borrowing of any Class, whether voluntary or mandatory, shall be applied in direct order of maturity to reduce the subsequent scheduled repayments of the Term Borrowings of such Class to be made pursuant to this Section. In the event that Term Loans of any Class are converted into a new Class of Term Loans pursuant to a Permitted Amendment effected pursuant to Section 2.22, then the subsequent scheduled repayments of the Term Borrowings of such Class to be made pursuant to this Section will not be reduced or otherwise affected by such transaction (except to the extent of additional amortization payments in agreed amounts on or after the original Maturity Date applicable to any such Term Loans and related reductions in the final scheduled payment at any new Maturity Date). In the event that Term Loans of any Class are converted into a new Class of Term Loans pursuant to a Refinancing Facility Agreement effected pursuant to Section 2.24, then the subsequent scheduled repayments of the Term Borrowings of such Class to be made pursuant to this Section will not be reduced or otherwise affected by such transaction (except to the extent of additional amortization payments in agreed amounts on or after the original Maturity Date applicable to any such Term Loans and related reductions in the final scheduled payment at any new Maturity Date).

(d) Prior to any repayment of any Term Borrowings of any Class under clause (a) of this Section, the Borrower shall select the Borrowing or Borrowings of the applicable Class to be repaid and shall notify the Administrative Agent by telephone (confirmed by hand delivery or facsimile) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment; provided that, unless otherwise directed by the Borrower, amounts to be applied as provided above to the repayment of Term Borrowings of any Class shall be applied (i) first, to reduce ABR Term Borrowings of such Class and (ii) second, to reduce Eurocurrency Term Borrowings of such Class in direct order of maturity. Each repayment of a Term Borrowing shall be applied ratably to the Loans included in the repaid Term Borrowing. Repayments of Term Borrowings shall be accompanied by accrued interest on the amounts repaid.

SECTION 2.11. Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without penalty or premium (subject to paragraph (h) of this Section), subject to the requirements of this Section.

(b) In the event and on each occasion that the Aggregate Revolving Exposure exceeds the Aggregate Revolving Commitment (including as a result of the occurrence of a Maturity Date with respect to any portion the Aggregate Revolving Commitments when another portion thereof has a later Maturity Date as a result of a Loan Modification Agreement), the Borrower shall prepay Revolving Borrowings or Swingline Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent in accordance with Section 2.05(i)) in an aggregate amount equal to such excess.

(c) In the event and on each occasion that any Net Proceeds are received by Holdings, the Borrower or any other Subsidiary in respect of any Prepayment Event, the Borrower shall, on the day such Net Proceeds are received (or, in the case of a Prepayment Event described in clause (a) or (b) of the definition of the term “Prepayment Event”, within 10 Business Days after such Net Proceeds are received), prepay Term Borrowings in an amount equal to such Net Proceeds; provided that, in the case of any event described in clause (a) or (b) of the definition of the term “Prepayment Event”, if the Borrower shall, prior to the date of the required prepayment (or, in the case of the disposition of equity holdings in The Marcus Buckingham Company, on or prior to the First Refinancing Facility Agreement Effective Date), deliver to the Administrative Agent a certificate of a Financial Officer of the Borrower to the effect that the Borrower intends to cause the Net Proceeds from such event (or a portion thereof specified in such certificate) to be applied (or committed to be applied) within one year after receipt of such Net Proceeds to acquire assets to be used or useful in the business of the Borrower or any of the Domestic Subsidiaries (or any Foreign Subsidiary solely to the extent such Net Proceeds are attributable to a Foreign Subsidiary), or to consummate any Permitted Acquisition (or other acquisition permitted hereunder) in accordance with the provisions hereof of Persons that will become, or assets that will be held by, the Borrower or any of the Domestic Subsidiaries (or any Foreign Subsidiary solely to the extent such Net Proceeds are attributable to a Foreign Subsidiary) (but not of or by other Persons), and certifying that no Event of Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds from such event (or the portion of such Net Proceeds specified in such certificate, if applicable) except to the extent of any such Net Proceeds that have not been so applied by the end of such one-year period (or within a period of 180 days thereafter if by the end of such initial one-year period the Borrower or one or more of the Domestic Subsidiaries or Foreign Subsidiaries, as applicable, shall have entered into a legally binding agreement with a third party to acquire such assets, or to consummate such Permitted Acquisition (or other acquisition permitted hereunder), with such Net Proceeds), at which time a prepayment shall be required in an amount equal to the Net Proceeds that have not been so applied.

(d) Following the end of each fiscal year of Holdings, commencing with the fiscal year ending December 31, 2017, the Borrower shall prepay Term Borrowings of each Class in an aggregate amount equal to (i) the product of (A) 75% (or, if the Leverage Ratio as of the last day of such fiscal year shall have been less than (x) 4.00 to 1.00 and equal to or greater than 3.25 to 1.00, 50%, (y) 3.25 to 1.00 and equal to or greater than 2.75 to 1.00, 25% and (z) 2.75 to 1.00, 0%) of Excess Cash Flow for such fiscal year and (B) the percentage of the aggregate principal amount of the Term Borrowings of all Classes outstanding as of the end of such fiscal year represented by the Term Borrowings of such Class outstanding as of the end of such fiscal year, less (ii) the aggregate principal amount of any voluntary prepayment of Term Borrowings of such Class or (to the extent accompanied by a permanent reduction in the Revolving Commitments) Revolving Loans made by the Borrower pursuant to paragraph (a) of this Section during such fiscal year (the prepayment otherwise required in respect of Term Borrowings of any Class being credited in an amount equal to the percentage referred to in clause (B) above applicable to such Class applied to the amount of any such prepayment of Revolving Loans), excluding in any event any such prepayments to the extent financed from Excluded Sources. Each prepayment pursuant to this paragraph shall be made within five (5) Business Days of the date on which financial statements are delivered pursuant to Section 5.01(a) with respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event no later than the last day on which such financial statements may be delivered in compliance with such Section).

(e) In the event and on each occasion that, as a result of the receipt of any cash proceeds by Holdings, the Borrower or any other Subsidiary in connection with any Disposition of any asset or any other event, Holdings, the Borrower or any other Loan Party would be required by the terms of any Indebtedness that is Subordinated Indebtedness with respect to the Loan Document Obligations (or any Refinancing Indebtedness in respect thereof) to repay, prepay, redeem, repurchase or defease, or make an offer to repay, prepay, redeem, repurchase or defease, any such Subordinated Indebtedness (or such Refinancing Indebtedness) or any other Subordinated Indebtedness, then, prior to the time at which it would be required to make such repayment, prepayment, redemption, repurchase or defeasance or to make such offer, the Borrower shall, if and to the extent it would reduce, eliminate or satisfy any such requirement, (i) prepay Term Borrowings or (ii) use such cash proceeds to acquire assets in one or more transactions permitted hereby.

(f) Prior to any optional or mandatory prepayment of Borrowings under this Section, the Borrower shall specify the Borrowing or Borrowings to be prepaid in the notice of such prepayment delivered pursuant to paragraph (g) of this Section. In the event of any mandatory prepayment of Term Borrowings made at a time when Term Borrowings of more than one Class are outstanding, the Borrower shall (except as otherwise required by paragraph (d) of this Section or as otherwise provided in the Incremental Facility Agreement with respect to any Incremental Term Facility) select Term Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated among the Term Borrowings pro rata based on the aggregate principal amounts of outstanding Borrowings of each such Class.

(g) The Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by hand delivery or facsimile) of any optional prepayment and, to the extent practicable, any mandatory prepayment hereunder (i) in the case of prepayment of a Eurocurrency Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 12:00 noon, New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that (A) if a notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08 and (B) a notice of prepayment of Term Borrowings pursuant to paragraph (a) of this Section may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified date of prepayment) if such condition is not satisfied. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the Lenders of the applicable Class of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall (except as otherwise required by paragraph (j) hereof) be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

(h) All voluntary prepayments of Term Loans and all mandatory prepayments of Term Loans required as a result of the incurrence of Indebtedness pursuant to Section 2.11(c) that, in any case are effected on or after the First Refinancing Facility Agreement Effective Date and prior to the date that is 6 months after the First Refinancing Facility Agreement Effective Date with the proceeds of a substantially concurrent issuance or incurrence of term loan Indebtedness (including any replacement or incremental term loan facility effected pursuant to an amendment of this Agreement) incurred for the primary purpose of repaying, refinancing, substituting or replacing, in whole or in part, the Term Loans (and, in any event, excluding any repayment, refinancing, substitution or replacement of the Term Loans that may occur in connection with a Change in Control or any other larger strategic transaction of Holdings) will be accompanied by a prepayment fee equal to 1.00% of the aggregate principal amount of such prepayment if the effective interest rate or weighted average yield (assuming a 4-year life to maturity) (to be determined in the reasonable discretion of the Administrative Agent consistent with generally accepted financial practices, after giving effect to margins, LIBOR floors, upfront or similar fees or original issue discount shared with all lenders or holders thereof, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders thereof) applicable to such Indebtedness is, or upon satisfaction of certain conditions (other than customary grid-based pricing) could be, less than the effective interest rate for, or weighted average yield of (to be determined in the reasonable discretion of the Administrative Agent consistent with generally accepted financial practices, on the same basis as above) the Term Loans. Such fee shall be paid by the Borrower to the Administrative Agent, for the accounts of the relevant Term Lenders, on the date of such prepayment.

(i) Notwithstanding anything to the contrary contained in this Section 2.11, if any Lender shall notify the Administrative Agent at least one Business Day prior to the date of any prepayment pursuant to Section 2.11(c) or 2.11(d) (other than in connection with a refinancing of all Term Loans) that it wishes to decline its share of such prepayments, such share shall be retained by the Borrower. In such case, the scheduled amortization payments required by Section 2.10 with respect to the Term Loans of such Lender shall not be reduced as a result of the relevant prepayment that was declined, and the Borrower shall remain responsible for the payment thereof in accordance with the provisions of Section 2.10.

(j) Notwithstanding any other provisions of this Section 2.11 to the contrary, to the extent that any Net Proceeds received by a Foreign Subsidiary in respect of a Prepayment Event described in clause (a) or (b) of the definition of the term “Prepayment Event” is prohibited or delayed by applicable local law from being repatriated to the United States or to the extent that Holdings and the Borrower have determined in good faith that repatriation of or requirement to repatriate any or all of such Net Proceeds would have a material adverse tax cost consequence with respect to such Net Proceeds, the portion of such Net Proceeds so affected will not be required to be applied to repay Term Loans at the times provided in Section 2.11(c) but may be retained by the applicable Foreign Subsidiary so long, but only so long, as (i) the applicable local law will not permit repatriation to the United States (Holdings and the Borrower hereby agreeing to cause the applicable Foreign Subsidiary to promptly use commercially reasonable efforts to take all actions reasonably required by the applicable local law to permit such repatriation) or (ii) the repatriation of or requirement to repatriate such Net Proceeds would have a material adverse tax cost consequence with respect to such Net Proceeds; provided that once the repatriation of any of such affected Net Proceeds is permitted under the applicable local law, the repatriation of or requirement to repatriate such affected Net Proceeds would not have a material adverse tax cost consequence or such Net Proceeds are repatriated at the option of Holdings and the Borrower, then an amount equal to such affected Net Proceeds will be promptly applied (net of additional taxes payable or reserved against as a result of the thereof) to the repayment of the Term Loans pursuant to Section 2.11(c), subject to the reinvestment rights set forth therein, which shall apply as if the date of repatriation of such Net Proceeds were the date of initial receipt thereof.

SECTION 2.12. Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender (other than any Defaulting Lender) a commitment fee which shall accrue at the rate of 0.375% per annum on the daily unused amount of the Revolving Commitment of such Lender during the period from and including the First Refinancing Facility Agreement Effective Date to but excluding the date on which such Revolving Commitment terminates. Accrued commitment fees in respect of the Revolving Commitments shall be payable in arrears on the third Business Day following the last day of March, June, September and December of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the First Refinancing Facility Agreement Effective Date. All

commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees in respect of the Revolving Commitments, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose).

(b) The Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the Applicable Rate used to determine the interest rate applicable to Eurocurrency Revolving Loans on the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the First Refinancing Facility Agreement Effective Date to but excluding the later of the date on which such Lender’s Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to each Issuing Bank a fronting fee, which shall accrue at the rate of 0.125% per annum (or at such rate as may be separately agreed upon between the Borrower and any such Issuing Bank) on the average daily amount of the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the First Refinancing Facility Agreement Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any such LC Exposure, as well as such Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the First Refinancing Facility Agreement Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(c) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

(d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to an Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Revolving Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

SECTION 2.13. Interest. (a) The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate.

(b) The Loans comprising each Eurocurrency Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount (after giving effect to any applicable grace period under Section 7.01(b)) shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2.00% per annum plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2.00% per annum plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.

(d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of a Revolving Loan, upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of a Eurocurrency Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

SECTION 2.14. Alternate Rate of Interest. If at least two (2) Business Days prior to the commencement of any Interest Period for a Eurocurrency Borrowing of any Class:

(a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

(b) the Administrative Agent is advised by a Majority in Interest of the Lenders of such Class that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Eurocurrency Borrowing for such Interest Period;

then the Administrative Agent shall give notice (which may be telephonic) thereof to the Borrower and the Lenders of such Class as promptly as practicable and, until the Administrative Agent notifies the Borrower and the Lenders of such Class that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing of such Class to, or continuation of any Borrowing of such Class as, a Eurocurrency Borrowing shall be ineffective, and such Borrowing shall be continued as an ABR Borrowing, and (ii) any Borrowing Request for a Eurocurrency Borrowing of such Class shall be treated as a request for an ABR Borrowing; provided, however, that, in each case, the Borrower may revoke any Borrowing Request that is pending when such notice is received.

SECTION 2.15. Increased Costs. (a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or Issuing Bank (except any such reserve requirement reflected in the Adjusted LIBO Rate);

(ii) impose on any Lender or Issuing Bank or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Eurocurrency Loans made by such Lender or any Letter of Credit or participation therein; or

(iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Lender or other Recipient of making or maintaining any Eurocurrency Loan (or of maintaining its obligation to make any such Loan), to increase the cost to such Lender, Issuing Bank or other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or issue any Letter of Credit) or to reduce the amount of any sum received or receivable by such Lender, Issuing Bank or other Recipient hereunder (whether of principal, interest or otherwise), then, from time to time upon request of such Lender, Issuing Bank or other Recipient, the Borrower will pay to such Lender, Issuing Bank or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, Issuing Bank or other Recipient, as the case may be, for such additional costs or expenses incurred or reduction suffered.

(b) If any Lender or Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has had or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Commitments of or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or Issuing Bank’s holding company with respect to capital adequacy or liquidity), then, from time to time upon request of such Lender or Issuing Bank, the Borrower will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company for any such reduction suffered.

(c) A certificate of a Lender or Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company, in reasonable detail, as the case may be, as specified in paragraph (a) or (b) of this Section delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or Issuing Bank, as the case may be, the amount shown as due on any such certificate within 15 days after receipt thereof.

(d) Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or Issuing Bank pursuant to this Section for any increased costs or expenses incurred or reductions suffered more than 180 days prior to the date that such Lender or Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or expenses or reductions and of such Lender’s or Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or expenses or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

Notwithstanding the foregoing, no Lender shall claim any compensation pursuant to this Section 2.15 unless such claim for compensation is generally consistent with such Lender’s treatment of other borrowers of such Lender in the U.S. leveraged loan market with respect to similarly affected commitments, loans and/or participations under agreements with such borrowers having provisions similar to this Section 2.15; provided that such Lender shall not be required to disclose any confidential or proprietary information relating to such other borrowers, and this Section 2.15 shall not be construed to require any Lender to make available its tax return (or other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

SECTION 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Eurocurrency Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert or continue any Eurocurrency Loan on the date specified in any notice delivered pursuant hereto, (d) the failure to prepay any Eurocurrency Loan on a date specified therefor in any notice of prepayment given by the Borrower (whether or not such notice may be revoked in accordance with the terms hereof) or (e) the assignment of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19 or pursuant to Section 2.21(e), then, in any such event, the Borrower shall, after receipt of a written request by any Lender affected by any such event (which request shall set forth in reasonable detail the basis for requesting such amount), compensate such Lender for the loss, cost and expense attributable to such event. Such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan (but not including the Applicable Rate applicable thereto), for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the London interbank market. The Borrower shall also compensate each Term Lender for the loss, cost and expense attributable to any failure by the Borrower to deliver a timely Interest Election Request with respect to a Eurocurrency Term Loan. A certificate of any Lender delivered to the Borrower and setting forth any amount or amounts (including calculations in reasonable detail) that such Lender is entitled to receive pursuant to this Section shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 15 days after receipt thereof. Notwithstanding the foregoing, no Lender shall claim any compensation pursuant to this Section 2.16 unless such claim for compensation is generally consistent with such Lender’s treatment of other borrowers of such Lender in the U.S. leveraged loan market with respect to similarly affected commitments, loans and/or participations under agreements with such borrowers having provisions similar to this Section 2.16; provided that such Lender shall not be required to disclose any confidential or proprietary information relating to such other borrowers, and this Section 2.16 shall not be construed to require any Lender to make available its tax return (or other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

SECTION 2.17. Taxes. (a) Withholding of Taxes; Gross-Up. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding for Indemnified Taxes has been made (including such deductions and withholdings for Indemnified Taxes applicable to additional sums payable under this Section 2.17) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding for Indemnified Taxes been made.

(b) Payment of Other Taxes by the Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes.

(c) Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.17, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(d) Indemnification by the Loan Parties. The Loan Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by such Recipient or due and payable by such Recipient (provided that such Recipient shall actually pay such amount to a Governmental Authority or shall return such amount to the Loan Party making such payment) and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount (and describing the basis) of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so). Each Lender shall severally indemnify the Administrative Agent and the Loan Parties, within 10 days after demand therefor for (i) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (ii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent or any Loan Party in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent or any Loan Party, as the case may be, shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent and the Loan Parties to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to any withholding (including backup withholding) or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person:

(A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed originals of IRS Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E; or

(4) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the Original Effective Date.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall promptly (and in any event within 30 days after expiration, obsolescence or inaccuracy) update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(h) Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

(i) Defined Terms. For purposes of this Section 2.17, the term “Lender” includes any Issuing Bank and the term “applicable law” includes FATCA.

(j) FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the First Refinancing Facility Agreement Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 2:00 p.m., New York City time), on the date when due, in immediately available funds, without any defense, setoff, recoupment or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to such account as may be specified by the Administrative Agent, except that payments required to be made directly to any Issuing Bank or the Swingline Lender shall be so made, payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payment received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

(b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied towards payment of the amounts then due hereunder ratably among the parties entitled thereto, in accordance with the amounts then due to such parties.

(c) Except to the extent that this Agreement provides for payments to be disproportionately allocated to or retained by a particular Lender or group of Lenders (including in connection with the payment of interest or fees at different rates and the repayment of principal amounts of Term Loans at different times as a result of Permitted Amendments effected under Section 2.22), each Lender agrees that if it shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of, or interest on, any of its Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the amount of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amounts of principal of, and accrued interest on, their Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (for the avoidance of doubt, as in effect from time to time), including the application of funds arising from the existence of a Defaulting Lender, or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements or Swingline Loans to any Person that is an Eligible Assignee (as such term is defined from time to time). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or Issuing Banks hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or Issuing Banks, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or Issuing Banks, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(e) If any Lender shall fail to make any payment required to be made by it hereunder to or for the account of the Administrative Agent, any Issuing Bank or the Swingline Lender, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations in respect of such payment until all such unsatisfied obligations have been discharged or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender pursuant to Sections 2.04(c), 2.05(d), 2.05(f), 2.06(a), 2.06(b), 2.18(c), 2.18(d) and 9.03(c), in each case in such order as shall be determined by the Administrative Agent in its discretion.

SECTION 2.19. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or to any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall (at the request of the Borrower) use commercially reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or its participation in any Letter of Credit affected by such event, or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates if, in the judgment of such Lender, such designation or assignment and delegation (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense reasonably deemed by such Lender to be material and would not otherwise be disadvantageous in any material economic, legal or regulatory respect to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment and delegation.

(b) If (i) any Lender requests compensation under Section 2.15, (ii) the Borrower is required to pay Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, (iii) any Lender has become a Defaulting Lender or (iv) any Lender has failed to consent to a proposed amendment, waiver, discharge or termination that under Section 9.02 requires the consent of all the Lenders (or all the affected Lenders or all the Lenders of the affected Class) and with respect to which the Required Lenders (or, in circumstances where Section 9.02 does not require the consent of the Required Lenders, a Majority in Interest of the Lenders of the affected Class) shall have granted their consent, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Sections 2.15 or 2.17) and obligations under this Agreement and the other Loan Documents (or, in the case of any such assignment and delegation resulting from a failure to provide a consent, all its interests, rights and obligations under this Agreement and the other Loan Documents as a Lender of a particular Class) to an Eligible Assignee that shall assume such obligations (which may be another Lender, if a Lender accepts such assignment and delegation); provided that (A) the Borrower shall have received the prior written consent of the Administrative Agent to the extent such consent would be required under Section 9.04(b) for an assignment of Loans or Commitments, as applicable (and, if a Revolving Commitment is being assigned, each Issuing Bank and the Swingline Lender), which consent shall not unreasonably be withheld or delayed, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and, if applicable, unreimbursed participations in LC Disbursements and Swingline Loans, accrued and unpaid interest thereon, accrued and unpaid fees and all other amounts payable to it hereunder (if applicable, in each case only to the extent such amounts relate to its interest as a Lender of a particular Class) from the assignee (in the case of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), (C) in the case of any such assignment and delegation resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments and (D) in the case of any such assignment and delegation resulting from the failure to provide a consent, the assignee shall have given such consent and, as a result of such assignment and delegation and any contemporaneous assignments and delegations and consents, the applicable amendment, waiver, discharge or termination can be effected. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver or consent by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation have ceased to apply. Each party hereto agrees that an assignment and delegation required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee and that the Lender required to make such assignment and delegation need not be a party thereto.

SECTION 2.20. Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding any provision of this Agreement to the contrary, if any Revolving Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(i) Waivers and Amendments. The Aggregate Revolving Commitment and Revolving Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder or under any other Loan Document (including any consent to any amendment, waiver or other modification pursuant to Section 9.02); provided that any amendment, waiver or other modification requiring the consent of all Lenders or all Lenders affected thereby shall, except as otherwise provided in Section 9.02, require the consent of such Defaulting Lender in accordance with the terms hereof.

(ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 2.18(c) shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank or Swingline Lender hereunder; third, to cash collateralize the Issuing Banks’ Fronting Exposure with respect to such Defaulting Lender in accordance with the procedures set forth in Section 2.05(i); fourth, as the Borrower may request (so long as no Default exists), to the funding of any Revolving Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Revolving Loans under this Agreement and (y) cash collateralize the Issuing Banks’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with the procedures set forth in Section 2.05(i); sixth, to the payment of any amounts owing to the Lenders, the Issuing Banks or Swingline Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Bank or Swingline Lenders against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Revolving Loans or LC Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Revolving Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Revolving Loans of, and LC Disbursements owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Revolving Loans of, or LC Disbursements owed to, such Defaulting Lender until such time as all Revolving Loans and funded and unfunded participations in Letters of Credit and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments without giving effect to subparagraph (a)(iv) of this Section. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and such Defaulting Lender irrevocably consents hereto.

(iii) Certain Fees. (A) No Defaulting Lender shall be entitled to receive any commitment fee under Section 2.12(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

(B) Each Defaulting Lender shall be entitled to receive participation fees under Section 2.12(b) in respect of its participations in Letters of Credit for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Percentage of the stated amount of Letters of Credit for which it has provided cash collateral pursuant to Section 2.05(i).

(C) With respect to any participation fee in respect of Letters of Credit not required to be paid to any Defaulting Lender pursuant to clause (B) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letters of Credit that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to each Issuing Bank and Swingline Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Bank’s or Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee.

(iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in LC Exposure and Swingline Exposure shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that (x) the conditions set forth in Section 4.02 are satisfied at the time of such reallocation and (y) such reallocation does not cause the aggregate Revolving Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(v) Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swingline Loans in an amount equal to the Swingline Lenders’ Fronting Exposure on account of such Defaulting Lender and (y) second, cash collateralize the Issuing Banks’ Fronting Exposure on account of such Defaulting Lender in accordance with the procedures set forth in Section 2.05(i).

(b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Swingline Lender and Issuing Bank agree in writing that a Revolving Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Revolving Lender will, to the extent applicable, purchase at par that portion of outstanding Revolving Loans of the other Revolving Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Revolving Lenders in accordance with the relative amounts of their Revolving Commitments (without giving effect to subparagraph (a)(iv) of this Section), whereupon such Revolving Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Revolving Lender’s having been a Defaulting Lender.

(c) New Swingline Loans/Letters of Credit. So long as any Revolving Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and no Issuing Bank shall be required to issue, amend, extend, renew or increase any Letter of Credit, to the extent that the reallocation described in Section 2.20(a)(iv) cannot be effected or cash collateral has not been provided by the Borrower in accordance with Section 2.20(a)(v).

SECTION 2.21. Incremental Facilities. (a) The Borrower may on one or more occasions after the First Refinancing Facility Agreement Effective Date, by written notice to the Administrative Agent, request (i) during the Revolving Availability Period, the establishment of Incremental Revolving Commitments and/or (ii) the establishment of Incremental Term Commitments, provided that the aggregate amount of all the Incremental Commitments established hereunder shall not exceed (A) $50,000,000 and (B) such greater amount that will not result in the First Lien Secured Leverage Ratio, determined on a Pro Forma Basis giving effect to such Incremental Facility (assuming that all Revolving Commitments, including any Incremental Revolving Commitments, have been fully funded with Revolving Loans and excluding in the calculation of Available Domestic Cash and Available Foreign Cash for purposes of the First Lien Secured Leverage Ratio the cash proceeds of the Borrowings under any such Incremental Revolving Facility or Incremental Term Facility, but not excluding the use of such proceeds) exceeding 3.75 to 1.00. Each such notice shall specify (A) the date on which the Borrower proposes that the Incremental Revolving Commitments or the Incremental Term Commitments, as applicable, shall be effective, which shall be a date not less than 10 Business Days (or such shorter period as may be agreed to by the Administrative Agent) after the date on which such notice is delivered to the Administrative Agent and (B) the amount of the Incremental Revolving Commitments or Incremental Term Commitments, as applicable, being requested (it being agreed that (x) any Lender approached to provide any Incremental Revolving Commitment or Incremental Term Commitment may elect or decline, in its sole discretion, to provide such Incremental Revolving Commitment or Incremental Term Commitment and (y) any Person that the Borrower proposes to become an Incremental Lender, if such Person is not then a Lender, must be an Eligible Assignee and must be reasonably acceptable to the Administrative Agent and, in the case of any proposed Incremental Revolving Lender, each Issuing Bank and the Swingline Lender).

(b) The terms of any Incremental Revolving Commitments and Revolving Loans and other extensions of credit to be made thereunder shall be, except as otherwise set forth herein, identical to those of the Revolving Commitments and Revolving Loans and other extensions of credit made thereunder, and shall be treated as a single Class with such Revolving Commitments and Revolving Loans; provided that (i) the maturity date of any Incremental Revolving Commitments shall be no sooner than, but may be later than, the Revolving Maturity Date, (ii) there shall be no mandatory reduction of any Incremental Revolving Commitments prior to the Revolving Maturity Date and (iii) any upfront fees applicable to any Incremental Revolving Facility and Incremental Revolving Commitments and Incremental Revolving Loans shall be as determined by the Borrower and the Incremental Revolving Lenders providing such Incremental Facility. The terms of any Incremental Term Facility and the Incremental Term Loans to be made thereunder shall be, except as otherwise set forth herein or in the applicable Incremental Facility Agreement, identical to those of the Term Commitments and the Term Loans; provided that (i) if the all-in yield as determined by the Administrative Agent in accordance with customary market practice (whether in the form of interest rate margins, LIBOR floor, ABR floor or original issue discount or upfront fees payable to all Lenders providing such Incremental Term Loans (with such upfront or similar fees or original issue discount being equated to interest based on an assumed four-year life to maturity) but not structuring, arrangement or similar fees paid to the arrangers for such

Indebtedness) relating to any Incremental Term Loans exceeds by more than 0.50% per annum the all-in yield as determined by the Administrative Agent in accordance with customary market practice (calculated in the same manner as above) relating to the Term Loans, then the Applicable Rate then in effect for the Term Loans shall automatically be adjusted such that the all-in yield relating to the Term Loans is equal to the all-in yield relating to the Incremental Term Loans minus 0.50%, (ii) the upfront fees, interest rates and amortization schedule applicable to any Incremental Term Facility and Incremental Term Loans shall be determined by the Borrower and the Incremental Term Lenders providing the relevant Incremental Term Commitments, (iii) the weighted average life to maturity of any Incremental Term Loans shall be no shorter than the remaining weighted average life to maturity of the Terms Loans and (iv) no Incremental Term Loan Maturity Date shall be earlier than the Term Maturity Date. Any Incremental Term Facilities established pursuant to an Incremental Facility Agreement that have identical terms and conditions, and any Incremental Term Loans made thereunder, shall be designated as a separate series (each a “Series”) of Incremental Term Commitments and Incremental Term Loans for all purposes of this Agreement. Notwithstanding anything to the contrary herein, each Incremental Facility and all extensions of credit thereunder shall be secured by the Collateral on a pari passu basis with the other Loan Document Obligations.

(c) The Incremental Commitments and Incremental Facilities relating thereto shall be effected pursuant to one or more Incremental Facility Agreements executed and delivered by Holdings, the Borrower, each Incremental Lender providing such Incremental Commitments and Incremental Facilities and the Administrative Agent; provided that no Incremental Commitments shall become effective unless (i) no Default or Event of Default shall have occurred and be continuing on the date of effectiveness thereof, both immediately prior to and immediately after giving effect to such Incremental Commitments and the making of Loans and issuance of Letters of Credit thereunder to be made on such date (provided that this clause (i) shall not apply to the extent agreed by the Incremental Lenders if the proceeds of Loans made pursuant to the relevant Incremental Facility are being used to finance an acquisition), (ii) on the date of effectiveness thereof, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct, in all material respects, in each case on and as of such date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be so true and correct in all material respects on and as of such prior date (provided that, to the extent agreed by the Incremental Lenders, the representations and warranties referred to in this clause (ii) may be limited in a manner customary for limited conditionality acquisition financings if the proceeds of Loans made pursuant to the relevant Incremental Facility are being used to finance an acquisition), (iii) after giving effect to such Incremental Commitments and the making of Loans pursuant thereto (and based on the assumption that the full amount of the Aggregate Revolving Commitment, including any Incremental Revolving Commitments, has been funded with Revolving Loans and excluding in the calculation of Available Domestic Cash and Available Foreign Cash for purposes of the covenant calculations the cash proceeds of the Borrowing under any such Incremental Revolving Facility or Incremental Term Facility but not excluding the use of such proceeds), Holdings and the Borrower shall be in compliance on a Pro Forma Basis with the covenant contained in Section 6.12 (or, if the proceeds of Loans made pursuant to the relevant Incremental Facility are being used to finance an acquisition, on the date of signing of the definitive agreement for such acquisition), (iv) the Borrower shall make any payments required to be made pursuant to Section 2.16 in connection with such

Incremental Commitments and the related transactions under this Section and (v) Holdings and the Borrower shall have delivered to the Administrative Agent such legal opinions, board resolutions, secretary’s certificates, officer’s certificates and other documents as shall reasonably be requested by the Administrative Agent in connection with any such transaction, including a certificate of a Financial Officer to the effect set forth in clauses (i), (ii) and (iii) above, together with reasonably detailed calculations demonstrating compliance with clause (iii) above. Each Incremental Facility Agreement may, without the consent of any Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to the provisions of this Section.

(d) Upon the effectiveness of an Incremental Commitment of any Incremental Lender, (i) such Incremental Lender shall be deemed to be a “Lender” (and a Lender in respect of Commitments and Loans of the applicable Class) hereunder, and henceforth shall be entitled to all the rights of, and benefits accruing to, Lenders (or Lenders in respect of Commitments and Loans of the applicable Class) hereunder and shall be bound by all agreements, acknowledgements and other obligations of Lenders (or Lenders in respect of Commitments and Loans of the applicable Class) hereunder and under the other Loan Documents, and (ii) in the case of any Incremental Revolving Commitment, (A) such Incremental Revolving Commitment shall constitute (or, in the event such Incremental Lender already has a Revolving Commitment, shall increase) the Revolving Commitment of such Incremental Lender and (B) the Aggregate Revolving Commitment shall be increased by the amount of such Incremental Revolving Commitment, in each case, subject to further increase or reduction from time to time as set forth in the definition of the term “Revolving Commitment”. For the avoidance of doubt, upon the effectiveness of any Incremental Revolving Commitment, the Revolving Exposure of the Incremental Revolving Lender holding such Commitment, and the Applicable Percentage of all the Revolving Lenders, shall automatically be adjusted to give effect thereto.

(e) On the date of effectiveness of any Incremental Revolving Commitments, each Revolving Lender shall assign to each Incremental Revolving Lender holding such Incremental Revolving Commitment, and each such Incremental Revolving Lender shall purchase from each Revolving Lender, at the principal amount thereof (together with accrued interest), such interests in the Revolving Loans and participations in Letters of Credit outstanding on such date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans and participations in Letters of Credit will be held by all the Revolving Lenders (including such Incremental Revolving Lenders) ratably in accordance with their Applicable Percentages after giving effect to the effectiveness of such Incremental Revolving Commitment.

(f) Subject to the terms and conditions set forth herein and in the applicable Incremental Facility Agreement, each Lender holding an Incremental Term Commitment of any Series shall make a loan to the Borrower in an amount equal to such Incremental Term Commitment on the date specified in such Incremental Facility Agreement.

(g) The Administrative Agent shall notify the Lenders promptly upon receipt by the Administrative Agent of any notice from the Borrower referred to in Section 2.21(a) and of the effectiveness of any Incremental Commitments, in each case advising the Lenders of the details thereof and, in the case of effectiveness of any Incremental Revolving Commitments, of the Applicable Percentages of the Revolving Lenders after giving effect thereto and of the assignments required to be made pursuant to Section 2.21(e).

(h) This Section 2.21 shall supersede any provisions in Section 2.18 or Section 9.02 to the contrary.

SECTION 2.22. Loan Modification Offers. (a) The Borrower may on one or more occasions, by written notice to the Administrative Agent, make one or more offers (each, a “Loan Modification Offer”) to all (and not fewer than all) the Lenders of one or more Classes (each Class subject to such an Loan Modification Offer, an “Affected Class”) to make one or more Permitted Amendments pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to the Borrower. Such notice shall set forth (i) the terms and conditions of the requested Loan Modification Offer and (ii) the date on which such Loan Modification Offer is requested to become effective (which shall not be less than ten Business Days nor more than 30 Business Days after the date of such notice, unless otherwise agreed to by the Administrative Agent). Permitted Amendments shall become effective only with respect to the Loans and Commitments of the Lenders of the Affected Class that accept the applicable Loan Modification Offer (such Lenders, the “Accepting Lenders”) and, in the case of any Accepting Lender, only with respect to such Lender’s Loans and Commitments of such Affected Class as to which such Lender’s acceptance has been made. With respect to all Permitted Amendments consummated by the Borrower pursuant to this Section 2.22, (i) such Permitted Amendments shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 2.11 and (ii) any Loan Modification Offer, unless contemplating a Maturity Date already in effect hereunder pursuant to a previously consummated Permitted Amendment, must be in a minimum amount of $25,000,000, provided that the Borrower may at its election specify as a condition (a “Minimum Extension Condition”) to consummating any such Permitted Amendment that a minimum amount (to be determined and specified in the relevant Loan Modification Offer in the Borrower’s sole discretion and which may be waived by the Borrower) of Commitments or Loans of any or all Affected Classes be extended. If the aggregate principal amount of Commitments or Loans of any Affected Class in respect of which Lenders shall have accepted the relevant Loan Modification Offer shall exceed the maximum aggregate principal amount of Commitments or Loans of such Affected Class offered to be extended by the Borrower pursuant to such Loan Modification Offer, then the Commitments and Loans of such Lenders shall be extended ratably up to such maximum amount based on the relative principal amounts (but not to exceed actual holdings of record) with respect to which such Lenders have accepted such Loan Modification Offer.

(b) A Permitted Amendment shall be effected pursuant to a Loan Modification Agreement executed and delivered by Holdings, the Borrower, each Accepting Lender and the Administrative Agent; provided that no Permitted Amendment shall become effective unless (i) no Default shall have occurred and be continuing on the date of effectiveness thereof, (ii) on the date of effectiveness thereof, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects, in each case on and as of such date, except in the case of any such representation and warranty that specifically relates to an earlier date, in which case such representation and warranty shall be so true and correct in all material respects on and as of such earlier date, (iii) Holdings and the Borrower shall have delivered, or agreed to deliver by a date following the effectiveness of such Permitted Amendment reasonably acceptable to the Administrative Agent, to the Administrative Agent such legal opinions, board resolutions, secretary’s certificates, officer’s certificates and other documents (including reaffirmation agreements, supplements and/or amendments to Mortgages or other Security Documents, in each case to the extent applicable) as shall reasonably be requested by the Administrative Agent in connection therewith and (iv) any applicable Minimum Extension Condition shall be satisfied (unless waived by the Borrower). The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Loan Modification Agreement. Each Loan Modification Agreement may, without the consent of any Lender other than the applicable Accepting Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to give effect to the provisions of this Section, including any amendments necessary to treat the applicable Loans and/or Commitments of the Accepting Lenders as a new Class of loans and/or commitments hereunder (and the Lenders hereby irrevocably authorize the Administrative Agent to enter into any such amendments); provided that (i) all Borrowings, all prepayments of Loans and all reductions of Commitments shall continue to be made on a ratable basis among all Lenders, based on the relative amounts of their Commitments (i.e., both extended and non-extended), until the repayment of the Loans attributable to the non-extended Commitments (and the termination of the non-extended Commitments) on the relevant Maturity Date, (ii) the allocation of the participation exposure with respect to any then-existing or subsequently issued or made Letter of Credit or Swingline Loan as between any Revolving Commitments of such new “Class” and the remaining Commitments shall be made on a ratable basis in accordance with the relative amounts thereof until the Maturity Date relating to the non-extended Revolving Commitments has occurred (it being understood, however, that no reallocation of such exposure to extended Revolving Commitments shall occur on such Maturity Date if (1) any Default under clause (a), (b), (i) or (j) of Section 7.01 exists at the time of such reallocation or (2) such reallocation would cause the Revolving Credit Exposure of any Lender with a Revolving Commitment to exceed its Revolving Commitment), (iii) the Revolving Availability Period and the Revolving Maturity Date, as such terms are used with reference to Letters of Credit or Swingline Loans, may not be extended without the prior written consent of each Issuing Bank and the Swingline Lender, as applicable, and (iv) at no time shall there be more than three Classes of Revolving Commitments hereunder, unless otherwise agreed by the Administrative Agent. If the Aggregate Revolving Exposure exceeds the Aggregate Revolving Commitment as a result of the occurrence of the Revolving Maturity Date with respect to any Class of Revolving Commitments when an extended Class of Revolving Commitments remains outstanding, the Borrower shall make such payments and provide such cash collateral as may be required by Section 2.10(b) to eliminate such excess on such Revolving Maturity Date. The Administrative Agent and the Lenders hereby acknowledge that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement are not intended to apply to the transactions effected pursuant to this Section 2.22. This Section 2.22 shall supersede any provisions in Section 2.18 or Section 9.02 to the contrary.

SECTION 2.23. Loan Repurchases. (a)Subject to the terms and conditions set forth or referred to below, any Purchasing Borrower Party may from time to time, in its discretion, conduct modified Dutch auctions to make Auction Purchase Offers, each such Auction Purchase Offer to be managed exclusively by J.P. Morgan Securities LLC or another investment bank of recognized standing selected by such Purchasing Borrower Party following consultation with the Administrative Agent (in such capacity, the “Auction Manager”), so long as the following conditions are satisfied:

(i) each Auction Purchase Offer shall be conducted in accordance with the procedures, terms and conditions set forth in this Section 2.23 and the Auction Procedures;

(ii) no Default or Event of Default shall have occurred and be continuing on the date of the delivery of each Auction Notice and at the time of purchase of any Term Loans in connection with any Auction Purchase Offer;

(iii) the maximum principal amount (calculated on the face amount thereof) of Term Loans that such Purchasing Borrower Party offers to purchase in any such Auction Purchase Offer shall be no less than $10,000,000 (unless another amount is agreed to by the Administrative Agent);

(iv) no Term Loan may be purchased by a Purchasing Borrower Party pursuant to this Section 2.23 unless Available Liquidity, calculated on a Pro Forma Basis, shall be at least $5,000,000;

(v) the aggregate principal amount (calculated on the face amount thereof) of all Term Loans of the applicable Class or Classes so purchased by any Purchasing Borrower Party shall automatically be cancelled and retired by the Borrower on the settlement date of the relevant purchase (and may not be resold);

(vi) if the Term Loans are rated by S&P and/or Moody’s at the time of any Auction Purchase Offer, prior to commencing such Auction Purchase Offer, the Borrower shall have discussed such proposed Auction Purchase Offer with each (or both, as applicable) of S&P and Moody’s and, based upon such discussions, shall reasonably believe that the proposed purchase of Term Loans through such Auction Purchase Offer shall not be deemed to be a “distressed exchange”;

(vii) if the Term Loans are rated by S&P and/or Moody’s at the time of any Auction Purchase Offer, at the time of each purchase of Term Loans pursuant to such Auction Purchase Offer, neither S&P nor Moody’s shall have announced or communicated to the Borrower that the proposed purchase of Term Loans through such Auction Purchase Offer shall be deemed to be a “distressed exchange”;

(viii) no more than one Auction Purchase Offer with respect to any Class may be ongoing at any one time and no more than four Auction Purchase Offers (regardless of Class) may be made in any one year;

(ix) such Purchasing Borrower Party represents and warrants at the time of any Auction Purchase Offer that no Loan Party shall have any MNPI that (A) has not been previously disclosed in writing to the Administrative Agent and the Lenders (other than because such Lender does not wish to receive such MNPI) prior to such time and (B) could reasonably be expected to have a material effect upon, or otherwise be material to, a Lender’s decision to participate in the Auction Purchase Offer;

(x) at the time of each purchase of Term Loans through an Auction Purchase Offer, the Borrower shall have delivered to the Auction Manager an officer’s certificate of a Financial Officer certifying as to compliance with preceding clauses (ii), (iv), (vi), (vii) and (ix); and

(xi) no Purchasing Borrower Party may use the proceeds, direct or indirect, from Revolving Loans to purchase any Term Loans.

(b) Any Purchasing Borrower Party must terminate any Auction Purchase Offer if it fails to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of purchase of Term Loans pursuant to such Auction Purchase Offer. If any Purchasing Borrower Party commences any Auction Purchase Offer (and all relevant requirements set forth above which are required to be satisfied at the time of the commencement of such Auction Purchase Offer have in fact been satisfied), and if at such time of commencement the Borrower and such Purchasing Borrower Party reasonably believes that all required conditions set forth above which are required to be satisfied at the time of the consummation of such Auction Purchase Offer shall be satisfied, then the Borrower and such Purchasing Borrower Party shall have no liability to any Lender for any termination of such Auction Purchase Offer as a result of the failure to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of consummation of such Auction Purchase Offer, and any such failure shall not result in any Default or Event of Default hereunder. With respect to all purchases of Term Loans of any Class or Classes made by any Purchasing Borrower Party pursuant to this Section 2.23, (x) such Purchasing Borrower Party shall pay on the settlement date of each such purchase all accrued and unpaid interest (except to the extent otherwise set forth in the relevant offering documents), if any, on the purchased Term Loans of the applicable Class or Classes up to the settlement date of such purchase and (y) such purchases (and the payments made by such Purchasing Borrower Party and the cancellation of the purchased Loans) shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 2.11 or any other provision hereof.

(c) The Administrative Agent and the Lenders hereby consent to the Auction Purchase Offers and the other transactions effected pursuant to and in accordance with the terms of this Section 2.23 (provided that no Lender shall have an obligation to participate in any such Auction Purchase Offer). For the avoidance of doubt, it is understood and agreed that the provisions of Section 2.18 and Section 9.04 will not apply to the purchases of Term Loans pursuant to Auction Purchase Offers made pursuant to and in accordance with the provisions of this Section 2.23. The Auction Manager acting in its capacity as such hereunder shall be entitled to the benefits of the provisions of Article VIII and Article IX to the same extent as if each reference therein to the “Administrative Agent” were a reference to the Auction Manager, and the Administrative Agent shall cooperate with the Auction Manager as reasonably requested by the Auction Manager in order to enable it to perform its responsibilities and duties in connection with each Auction Purchase Offer.

SECTION 2.24. Refinancing Facilities. (a) The Borrower may, on one or more occasions, by written notice to the Administrative Agent, request the establishment hereunder of one or more additional Classes of term loan commitments (the “Refinancing Term Loan Commitments”) pursuant to which each Person providing such a commitment (a “Refinancing Term Lender”) will make term loans to the Borrower (the “Refinancing Term Loans”); provided that each Refinancing Term Lender shall be an Eligible Assignee and, if not already a Lender, shall otherwise be reasonably acceptable to the Administrative Agent.

(b) The Refinancing Commitments shall be effected pursuant to one or more Refinancing Facility Agreements executed and delivered by Holdings, the Borrower, each Refinancing Term Lender providing such Refinancing Term Loan Commitments and the Administrative Agent; provided that no Refinancing Term Loan Commitments shall become effective unless (i) no Default shall have occurred and be continuing on the date of effectiveness thereof, (ii) on the date of effectiveness thereof, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects, in each case on and as of such date, except in the case of any such representation and warranty that specifically relates to an earlier date, in which case such representation and warranty shall be true and correct in all material respects on and as of such earlier date, (iii) Holdings and the Borrower shall have delivered to the Administrative Agent such legal opinions, board resolutions, secretary’s certificates, officer’s certificates and other documents as shall reasonably be requested by the Administrative Agent in connection with any such transaction and (iv) substantially concurrently with the effectiveness thereof, the Borrower shall obtain Refinancing Term Loans thereunder and shall repay or prepay then outstanding Term Borrowings of one or more Classes (on a pro rata basis within each such Class) in an aggregate principal amount equal to the aggregate amount of such Refinancing Term Loan Commitments (less the aggregate amount of accrued and unpaid interest with respect to such outstanding Term Borrowings and any fees, premium and expenses relating to such refinancing).

(c) The Refinancing Facility Agreement shall set forth, with respect to the Refinancing Term Loan Commitments established thereby and the Refinancing Term Loans and other extensions of credit to be made thereunder, to the extent applicable, the following terms thereof: (i) the designation of such Refinancing Term Loan Commitments and Refinancing Term Loans as a new “Class” for all purposes hereof, (ii) the stated termination and maturity dates applicable to the Refinancing Term Loan Commitments or Refinancing Term Loans of such Class; provided that such stated termination and maturity dates shall not be earlier than the Maturity Date applicable to the Class of Term Loans so refinanced, (iii) any amortization applicable thereto and the effect thereon of any prepayment of such Refinancing Term Loans, (iv) the interest rate or rates applicable to the Refinancing Term Loans of such Class, (v) the fees applicable to the Refinancing Term Loan Commitments or Refinancing Term Loans of such Class, (vi) any original issue discount applicable thereto, (vii) the initial Interest Period or Interest Periods applicable to Refinancing Term Loans of such Class, (viii) any voluntary or mandatory commitment reduction or prepayment requirements applicable to Refinancing Term Loan Commitments or Refinancing Term Loans of such Class (which prepayment requirements may provide that such Refinancing Term Loans may participate in any mandatory prepayment on a pro rata basis with any Class of existing Term Loans, but may not provide for prepayment requirements that are more favorable to the Lenders holding such Refinancing Term Loans than to the Lenders holding such Class of Term Loans) and any restrictions on the voluntary or mandatory reductions or prepayments of Refinancing Term Loan Commitments or Refinancing Term Loans of such Class and (ix) any financial covenant with which Holdings and the Borrower shall be required to comply, provided that any such financial covenant shall be for the benefit of all Lenders. Except as contemplated by the preceding sentence, the terms of the Refinancing Term Loan Commitments and Refinancing Term Loans shall be substantially the same as the terms of the existing Term Commitments and the existing Term Loans. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Facility Agreement. Each Refinancing Facility Agreement may, without the consent of any Lender other than the applicable Refinancing Term Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to the provisions of this Section, including any amendments necessary to treat the applicable Refinancing Term Loan Commitments and Refinancing Term Loans as a new “Class” of term loans and/or commitments hereunder.

ARTICLE III

Representations and Warranties

Each of Holdings and the Borrower represents and warrants to the Lenders on the First Refinancing Facility Agreement Effective Date and on each other date on which representations and warranties are made or deemed made hereunder that:

SECTION 3.01. Organization; Powers. Holdings, the Borrower and each Subsidiary (i) is duly organized, validly existing and (to the extent the concept is applicable in such jurisdiction) in good standing under the laws of the jurisdiction of its organization, (ii) has all power and authority and all Governmental Approvals required for the ownership and operation of its properties and the conduct of its business as now conducted and as proposed to be conducted and (iii) is qualified to do business, and is in good standing (to the extent the concept is applicable in such jurisdiction), in every jurisdiction where such qualification is required, except, in the case of clauses (i) (insofar as it relates to any Subsidiary other than the Borrower), (ii) and (iii), where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.02. Authorization; Enforceability. The Transactions to be entered into by each Loan Party are within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action of each Loan Party. This Agreement has been duly executed and delivered by each of Holdings and the Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of Holdings, the Borrower or such Loan Party, as the case may be, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.03. Governmental Approvals; Absence of Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with or any other action by any Governmental Authority, except (i) such as have been or substantially contemporaneously with the funding or continuation of Loans on the First Refinancing Facility Agreement Effective Date will be obtained or made and are (or will so be) in full force and effect and (ii) filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law, including any order of any Governmental Authority, (c) will not violate the charter, by-laws or other organizational documents of Holdings, the Borrower or any Subsidiary, (d) will not violate or result (alone or with notice or lapse of time, or both) in a default under any indenture or other agreement or instrument binding upon Holdings, the Borrower or any Subsidiary or any of their assets, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by Holdings, the Borrower or any Subsidiary, or give rise to a right of, or result in, any termination, cancellation, acceleration or right of renegotiation of any obligation thereunder, and (e) except for Liens created under the Loan Documents or other Liens permitted under Section 6.02, will not result in the creation or imposition of any Lien on any asset of the Borrower or any Subsidiary, except, in the case of clauses (a), (b) and (d), to the extent any of the foregoing in such clauses, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.04. Financial Condition; No Material Adverse Change. (a) Holdings has heretofore furnished to the Administrative Agent (i) the consolidated balance sheet of Holdings as of December 31, 2015, and the related consolidated statements of income, stockholders’ equity and cash flows of Holdings for the fiscal year ended December 31, 2015, audited by and accompanied by the opinion of PricewaterhouseCoopers LLP, independent registered public accounting firm, and (ii) the unaudited consolidated balance sheet of Holdings as at the end of, and related consolidated statements of income, stockholders’ equity and cash flows of Holdings for, the fiscal quarter and the portion of the fiscal year ended September 30, 2016 (and comparable periods for the prior fiscal year), certified by its senior vice president, business operations and finance. Such financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of Holdings and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to normal year-end audit adjustments and the absence of certain footnotes in the case of the statements referred to in clause (ii) above.

(b) [Reserved].

(c) Except as disclosed in the financial statements referred to above or the notes thereto, after giving effect to the Transactions, none of Holdings, the Borrower or any other Subsidiary has, as of the First Refinancing Facility Agreement Effective Date, any material contingent liabilities, unusual long-term commitments or material unrealized losses (other than the Obligations).

(d) Since December 31, 2015, there has been no event or condition that has resulted, or could reasonably be expected to result, in a material adverse change in the business, assets, operations, liabilities or financial condition of Holdings, the Borrower and the other Subsidiaries, taken as a whole.

SECTION 3.05. Properties. (a) Holdings, the Borrower and each other Subsidiary has good title to, or valid leasehold interests in, all its property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

(b) Holdings, the Borrower and each other Subsidiary owns, or is licensed to use, all patents, trademarks, copyrights, licenses, technology, software, domain names, confidential proprietary databases and other Intellectual Property that is necessary for the conduct of its business as currently conducted, and proposed to be conducted, and without conflict with the rights of any other Person, except to the extent any such conflict, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No patents, trademarks, copyrights, licenses, technology, software, domain names, or other Intellectual Property used by Holdings, the Borrower or any other Subsidiary in the operation of its business infringes upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No claim or litigation regarding any patents, trademarks, copyrights, licenses, technology, software, Domain Names, confidential proprietary databases or other Intellectual Property owned or used by Holdings, the Borrower or any other Subsidiary is pending or, to the knowledge of Holdings, the Borrower or any other Subsidiary, threatened in writing against Holdings, the Borrower or any other Subsidiary that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. As of the First Refinancing Facility Agreement Effective Date, each patent, trademark, copyright, license, technology, software, Domain Name, or other Intellectual Property that, individually or in the aggregate, is material to the business of Holdings, the Borrower and the other Subsidiaries is owned or licensed, as the case may be, by Holdings, the Borrower, a Designated Subsidiary or a Foreign Subsidiary.

(c) Set forth on Schedule 3.05(c) to the Disclosure Letter is a complete list of all Websites and Domain Names owned by the Loan Parties as of the First Refinancing Facility Agreement Effective Date and all Websites and Domain Names the Loan Parties have the right to operate, manage or control pursuant to a license from another Person, in each case as of the First Refinancing Facility Agreement Effective Date and other than Websites and Domain Names that are immaterial to the business of Holdings and its Subsidiaries. The Loan Parties own and have good title, or possess the legal right to use, to all Websites and Domain Names set forth on Schedule 3.05(c) to the Disclosure Letter and the use thereof by the Loan Parties does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Domain Names of the Loan Parties have been maintained and renewed in accordance in all material respects with all applicable laws and all applicable rules and procedures of each domain name authority and ICANN. The Loan Parties have taken commercially reasonable steps to protect their rights and interests in and to their Websites and Domain Names. To the knowledge of the Loan Parties, no person has gained unauthorized access to any Website or data stored thereon (including any customer data), which could reasonably be expected to have a Material Adverse Effect. The Websites and Loan Parties’ Proprietary Software are free of all “viruses”, “worms”, “Trojan horses”, “time bombs”, “back doors”, and other infections or harmful routines intentionally inserted to disrupt, disable, harm, distort or otherwise impede the legitimate operation of such Websites or software, or any other associated software, firmware, hardware, computer system or network, except to the extent any of the foregoing could reasonably be expected to have a Material Adverse Effect.

(d) Schedule 3.05(d) to the Disclosure Letter sets forth the address of each real property (if any) that constitutes a Mortgaged Property as of the First Refinancing Facility Agreement Effective Date and the proper jurisdiction for filing of Mortgages in respect thereof.

SECTION 3.06. Litigation and Environmental Matters. (a) Except as set forth on Schedule 3.06 to the Disclosure Letter, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of Holdings, the Borrower or any other Subsidiary, threatened in writing against or affecting Holdings, the Borrower or any Subsidiary that (i) could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) involve any of the Loan Documents.

(b) Except with respect to any matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of Holdings, the Borrower or any other Subsidiary (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

SECTION 3.07. Compliance with Laws and Agreements. Holdings, the Borrower and each other Subsidiary is in compliance with all laws, including all orders of Governmental Authorities, applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except, in each case, where the failure to comply, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

SECTION 3.08. Investment Company Status. None of Holdings, the Borrower or any other Subsidiary is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

SECTION 3.09. Taxes. Holdings, the Borrower and each Subsidiary has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except where (a) (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) Holdings, the Borrower or such Subsidiary, as applicable, has set aside on its books reserves with respect thereto to the extent required by GAAP and (iii) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation or (b) the failure to do so could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

SECTION 3.10. ERISA; Labor Matters. (a) No ERISA Events have occurred or are reasonably expected to occur that could, in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, (i) each Plan is in compliance with the applicable provisions of ERISA, the Code and other Federal or state Laws, (ii) no Plan has an “accumulated funding deficiency” (as defined in Section 412 of the Code), whether or not waived, (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Plan (other than premiums due and not delinquent under Section 4007 of ERISA), (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

(b) As of the First Refinancing Facility Agreement Effective Date, there are no strikes, lockouts or slowdowns against Holdings, the Borrower or any Subsidiary pending or, to their knowledge, threatened. The hours worked by and payments made to employees of Holdings, the Borrower and the other Subsidiaries have not been in violation in any material respect of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law relating to such matters. All material payments due from Holdings, the Borrower or any other Subsidiary, or for which any claim may be made against Holdings, the Borrower or any other Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as liabilities on the books of Holdings, the Borrower or such Subsidiary. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement under which Holdings, the Borrower or any other Subsidiary is bound.

SECTION 3.11. Subsidiaries and Joint Ventures; Disqualified Equity Interests. (a) Schedule 3.11A to the Disclosure Letter sets forth, as of the First Refinancing Facility Agreement Effective Date, the name and jurisdiction of organization of, and the percentage of each class of Equity Interests (other than warrants, options or other rights entitling the holder thereof to purchase or acquire such Equity Interests) owned by Holdings, the Borrower or any other Subsidiary in, (a) each Subsidiary and (b) each joint venture in which Holdings, the Borrower or any other Subsidiary owns any Equity Interests, and identifies each Designated Subsidiary and each Excluded Subsidiary as of the First Refinancing Facility Agreement Effective Date. As of the First Refinancing Facility Agreement Effective Date, each Domestic Subsidiary is a Loan Party. The Equity Interests in each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable (to the extent such concepts are applicable in the relevant jurisdiction and to such Subsidiary). Except as set forth on Schedule 3.11A to the Disclosure Letter, as of the First Refinancing Facility Agreement Effective Date, there is no existing option, warrant, call, right, commitment or other agreement to which Holdings, the Borrower or any other Domestic Subsidiary is a party requiring, and there are no Equity Interests in any Domestic Subsidiary outstanding that upon exercise, conversion or exchange would require, the issuance by any Domestic Subsidiary of any additional Equity Interests or other securities exercisable for, convertible into, exchangeable for or evidencing the right to subscribe for or purchase any Equity Interests in any Domestic Subsidiary.

(b) Schedule 3.11B to the Disclosure Letter sets forth, as of the First Refinancing Facility Agreement Effective Date, (i) the percentage of each class of Equity Interests (other than warrants, options or other rights entitling the holder thereof to purchase or acquire such Equity Interests) in Holdings owned by each Major Stockholder and (ii) all outstanding Disqualified Equity Interests, if any, in Holdings or any Subsidiary, including the number and the record holder of such Disqualified Equity Interests.

SECTION 3.12. Insurance. Schedule 3.12 to the Disclosure Letter sets forth a description of all insurance maintained by or on behalf of Holdings, the Borrower and the Subsidiaries as of the First Refinancing Facility Agreement Effective Date.

SECTION 3.13. Solvency. Immediately after the consummation of the Transactions to occur on the First Refinancing Facility Agreement Effective Date, and giving effect to the rights of subrogation and contribution under the Collateral Agreement or otherwise, (a) the fair value of the assets of Holdings and the Subsidiaries, taken as a whole, will exceed their debts and liabilities, subordinated, contingent or otherwise, (b) the present fair saleable value of the assets of Holdings and the Subsidiaries, taken as a whole, will be greater than the amount that will be required to pay the probable liability on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (c) Holdings and the Subsidiaries, taken as a whole, will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured and (d) Holdings and the Subsidiaries, taken as a whole, will not have unreasonably small capital with which to conduct the business in which they are engaged, as such business is conducted at the time of and is proposed to be conducted following the First Refinancing Facility Agreement Effective Date. For purposes of this Section 3.13, the amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual or matured liability.

SECTION 3.14. Disclosure. None of the written reports, financial statements, certificates or other information (other than any projected financial information and forecasts and other than information of a general economic or industry specific nature) furnished by or on behalf of Holdings, the Borrower or any other Subsidiary to the Administrative Agent, the Arrangers or any Lender in connection with the negotiation of this Agreement or any other Loan Document, included herein or therein or furnished hereunder or thereunder (in each case, as modified or supplemented by other information so furnished) when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading. The projections and forecasts furnished by or on behalf of Holdings, the Borrower or any other Subsidiary to the Administrative Agent, the Arrangers or any Lender in connection with this Agreement or any other Loan Document have been prepared in good faith based upon assumptions believed by Holdings, the Borrower or such other Subsidiary, as applicable, to be reasonable at the time made and at the time the related projected financial information or forecasts are so furnished (it being understood that (i) such projections and forecasts are as to future events and are not to be viewed as facts, (ii) such projections and forecasts are subject to uncertainties and contingencies, many of which are beyond Holdings’, the Borrower’s or such other Subsidiary’s control, (iii) no assurance can be given that any particular projected financial information or forecasts will be realized and (iv) actual results during the period or periods covered by any such projections or forecasts may differ from the projected results and such differences may be material).

SECTION 3.15. Collateral Matters. (a) The Collateral Agreement has created in favor of the Administrative Agent, for the benefit of the Secured Parties, a valid and enforceable security interest in the Collateral (as defined therein) and (i) when the Collateral (as defined therein) constituting certificated securities (as defined in the Uniform Commercial Code) is or was delivered to the Administrative Agent, together with instruments of transfer duly endorsed in blank, the security interest created under the Collateral Agreement constituted or will constitute a fully perfected security interest in all right, title and interest of the pledgors thereunder in such Collateral, prior and superior in right to any other Person (other than Permitted Encumbrances), and (ii) when financing statements in appropriate form were or are filed in the applicable filing offices, the security interest created under the Collateral Agreement constituted or will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in the remaining Collateral (as defined therein) to the extent perfection can be obtained by filing Uniform Commercial Code financing statements, prior and superior to the rights of any other Person (other than Permitted Encumbrances).

(b) Each Mortgage, upon execution and delivery thereof by the parties thereto, will create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in all the applicable mortgagor’s right, title and interest in and to the Mortgaged Properties subject thereto and the proceeds thereof, and when the Mortgages have been filed in the jurisdictions specified therein, the Mortgages will constitute a fully perfected security interest in all right, title and interest of the mortgagors in the Mortgaged Properties and the proceeds thereof, prior and superior in right to any other Person, other than Permitted Encumbrances.

(c) Upon the recordation of the IP Security Agreements with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and the filing of the financing statements referred to in paragraph (a) of this Section, the security interest created under the Collateral Agreement constituted or will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in the Intellectual Property (as defined in the Collateral Agreement) in which a security interest may be perfected by filing in the United States of America, in each case prior and superior in right to any other Person, other than Permitted Encumbrances (it being understood that subsequent recordings in the United States Patent and Trademark Office or the United States Copyright Office may be necessary to perfect a security interest in such Intellectual Property acquired by the Loan Parties after the First Refinancing Facility Agreement Effective Date).

SECTION 3.16. Federal Reserve Regulations. None of Holdings, the Borrower or any other Subsidiary is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors), or extending credit for the purpose of purchasing or carrying margin stock. No part of the proceeds of the Loans will be used, directly or indirectly, for any purpose that entails a violation (including on the part of any Lender) of any of the regulations of the Board of Governors, including Regulations U and X.

SECTION 3.17. Anti-Terrorism Laws; Anti-Corruption Laws and Sanctions. (a) No Loan Party (i) is a person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such person in any manner violative in any material respect of Section 2, or (iii) is a person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order.

(b) No part of the proceeds of the Loans will be used directly or indirectly by any Loan Party or any of its Subsidiaries to make any payments (x) to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, (y) for the purpose of financing the activities of any Sanctioned Person or (z) in violation of any Sanctions.

(c) The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Loan Parties and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Loan Parties and their respective directors and officers and, to the Borrower’s knowledge, their respective employees and agents are in compliance in all material respects with Anti-Corruption Laws and applicable Sanctions and are not engaged in any activity that would reasonably be expected to result in the Loan Parties being designated as a Sanctioned Person. None of the Loan Parties or, to the knowledge of the Borrower, any of their respective officers, employees, directors or agents that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. The Transactions will not violate any Anti-Corruption Law or applicable Sanctions in respect of Holding, the Borrower or any Subsidiary.

ARTICLE IV

Conditions

SECTION 4.01. [Reserved].

SECTION 4.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of each Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions:

(a) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects, and (ii) otherwise, in all material respects, in each case on and as of the date of such Loan or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be so true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects, and (ii) otherwise, in all material respects on and as of such prior date.

(b) At the time of and immediately after giving effect to such Loan or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

On the date of any Loan or the issuance, amendment, renewal or extension of any Letter of Credit, Holdings and the Borrower shall be deemed to have represented and warranted that the conditions specified in paragraphs (a) and (b) of this Section have been satisfied and that, immediately after giving effect to such Loan, or such issuance, amendment, renewal or extension of a Letter of Credit, the Aggregate Revolving Exposure (or any component thereof) shall not exceed the applicable maximum amount thereof (or the applicable maximum amount of any such component) specified in Section 2.01, 2.04(a) or 2.05(b).

ARTICLE V

Affirmative Covenants

Until the Commitments shall have expired or been terminated, the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, all Letters of Credit shall have expired or been terminated (or shall have been cash collateralized as contemplated by Section 2.05(c) or otherwise cease to be Letters of Credit under this Agreement in a manner approved in writing by each of the applicable Issuing Banks) and all LC Disbursements shall have been reimbursed, each of Holdings and the Borrower covenants and agrees with the Lenders that:

SECTION 5.01. Financial Statements and Other Information. Holdings and the Borrower will furnish to the Administrative Agent, on behalf of each Lender:

(a) within 150 days after the end of each fiscal year of Holdings (or, so long as Holdings shall be subject to periodic reporting obligations under the Exchange Act, by the date that the Annual Report on Form 10-K of Holdings for such fiscal year would be required to be filed under the rules and regulations of the SEC, giving effect to any extension available thereunder for the filing of such form), its audited consolidated balance sheet and related statements of income, stockholders’ equity and cash flows as of the end of and for such fiscal year, setting forth in each case in comparative form the figures for the prior fiscal year, all audited by and accompanied by the opinion of PricewaterhouseCoopers LLP or another independent registered public accounting firm of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of Holdings and its Subsidiaries on a consolidated basis as of the end of and for such year in accordance with GAAP;

(b) (i) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of Holdings (or, so long as Holdings shall be subject to periodic reporting obligations under the Exchange Act, by the date that the Quarterly Report on Form 10-Q of Holdings for such fiscal quarter would be required to be filed under the rules and regulations of the SEC, giving effect to any extension available thereunder for the filing of such form) and (ii) prior to the IPO, within 90 days after the end of the fourth fiscal quarter of each fiscal year of Holdings, Holdings’ consolidated balance sheet and related consolidated statements of income, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of the corresponding period or periods of) the prior fiscal year, all certified by a Financial Officer of Holdings as presenting fairly, in all material respects, the financial position, results of operations and cash flows of Holdings and its consolidated Subsidiaries on a consolidated basis as of the end of and for such fiscal quarter and such portion of the fiscal year in accordance with GAAP, subject to normal year-end audit adjustments and the absence of certain footnotes;

(c) concurrently with each delivery of financial statements under clause (a) or (b) above (or, so long as Holdings shall be subject to periodic reporting obligations under the Exchange Act, within five Business Days of each delivery of financial statements under clause (a) or (b) above), a completed Compliance Certificate signed by a Financial Officer of each of Holdings and the Borrower, (i) certifying as to whether a Default has occurred during the most recent fiscal quarter covered by such Compliance Certificate and, if a Default has occurred during such fiscal quarter, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations of the Leverage Ratio as of the last day of the fiscal period covered by such financial statements, (iii) stating whether any significant change in GAAP or in the application thereof (in each case, as applied by, and having an impact on, Holdings and the Subsidiaries) has occurred since the date of the consolidated balance sheet of Holdings most recently previously delivered under clause (a) or (b) above (or, prior to the first such delivery, referred to in Section 3.04(a)) and, if any such change has occurred, specifying the effect of such change on the financial statements (including those for the prior periods) accompanying such certificate, (iv) certifying that all notices required to be provided under Sections 5.03 and 5.04 have been provided, (v) in the case of any delivery of financial statements under clause (a) above, setting forth a reasonably detailed calculation of Excess Cash Flow for the applicable fiscal year, (vi) unless each wholly owned Domestic Subsidiary constitutes a Loan Party or has been designated as a Material Subsidiary prior to the time such Compliance Certificate is delivered, setting forth reasonably detailed calculations with respect to which Subsidiaries are Material Subsidiaries based on the information contained in such financial statements and identifying each Subsidiary, if any, that has been designated a Material Subsidiary in order to satisfy the condition set forth in the definition of the term “Material Subsidiary”, (vii) identifying as of the date of such Compliance Certificate each Subsidiary that (A) is an Excluded Subsidiary as of such date but has not been identified as an Excluded Subsidiary in Schedule 3.11A to the Disclosure Letter or in any prior Compliance Certificate or (B) has previously been identified as an Excluded Subsidiary but has ceased to be an Excluded Subsidiary, (viii) to the extent utilized during the most recent fiscal quarter covered by such Compliance Certificate, setting forth the amounts of utilization during the most recent fiscal quarter included in such financial statements of the Available Basket Amount, the Available ECF Amount and any Qualifying Equity Proceeds to make Investments in reliance on Section 6.04(v), Restricted Payments in reliance on Section 6.08(a)(viii) and expenditures in respect of Junior Indebtedness in reliance on Section 6.08(b)(vi), specifying each such use and the amount thereof, (ix) setting forth the number of total paid subscribers for the main services of the Loan Parties as of the beginning and as of the end of the most recent fiscal quarter included in such financial statements and (x) after the occurrence of the change in GAAP treatment of operating leases referred to in the last sentence of Section 1.04, setting forth a reconciliation in respect of operating leases under GAAP as then in effect and in the financial statements of Holdings thereafter delivered under clause (a) or (b) above;

(d) no later than 60 days after the beginning of each fiscal year of Holdings a reasonably detailed business plan and consolidated budget for such fiscal year (including a projected consolidated balance sheet and related projected statements of income and cash flows as of the end of and for such fiscal year and setting forth the material assumptions used for purposes of preparing such budget) and, promptly after the same become available, any significant revisions to such budget; and

(e) promptly after any request therefor, such other information regarding the operations, business affairs, assets, liabilities (including contingent liabilities) and financial condition of Holdings, the Borrower or any other Subsidiary, or compliance with the terms of any Loan Document, or with the USA PATRIOT Act, as the Administrative Agent or any Lender may reasonably request.

Information required to be delivered pursuant to clause (a) or (b) of this Section shall be deemed to have been delivered to the Administrative Agent and the Lenders if such information, or one or more annual or quarterly reports containing such information, shall have been posted by the Administrative Agent on an IntraLinks or similar site to which the Lenders have been granted access. Information required to be delivered pursuant to clause (a) or (b) of this Section shall be deemed to have been delivered to the Administrative Agent and the Lenders if such information, or one or more annual or quarterly reports containing such information, is available on the website of the SEC at http://www.sec.gov and the Borrower provides notice of such availability to the Administrative Agent. Information required to be delivered pursuant to this Section may also be delivered by electronic communications pursuant to procedures approved by the Administrative Agent.

SECTION 5.02. Notices of Material Events. Holdings and the Borrower will furnish to the Administrative Agent prompt (in any event within any applicable period specified below) written notice of the following:

(a) within three (3) Business Days after a Loan Party becomes aware of the occurrence thereof, any Default;

(b) within three (3) Business Days after a Loan Party becomes aware of the occurrence thereof, the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting Holdings, the Borrower or any other Subsidiary, or any adverse development in any such pending action, suit or proceeding not previously disclosed in writing by Holdings or the Borrower to the Administrative Agent and the Lenders, that in each case could reasonably be expected to result in a Material Adverse Effect or that in any manner questions the validity of any Loan Document;

(c) within five (5) Business Days after a Loan Party becomes aware of the occurrence thereof, any ERISA Event that, alone or together with any other ERISA Events that have occurred and are continuing, could reasonably be expected to result in a Material Adverse Effect;

(d) no later than 10 Business Days after a Loan Party becomes aware of the occurrence thereof, any attack that penetrates the Borrower’s firewalls or other protective screens on surveymonkey.com by any “viruses”, “worms”, “trojan horses”, “time bombs”, “back doors”, and other infections or harmful routines which disrupt, disable, harm, distort or otherwise impede in a material adverse manner the legitimate operation of such Website, or of any other associated software, firmware, hardware, computer system or network;

(e) no later than five (5) Business Days of the occurrence thereof, any outage of the surveymonkey.com Website lasting for more than twelve consecutive hours, except as a result of scheduled or emergency maintenance periods;

(f) any material change in accounting policies or financial reporting practices by Holdings or any Subsidiary (it being understood that such notice shall be deemed provided to the extent described in any financial statement delivered to the Administrative Agent pursuant to the terms of his Agreement); and

(g) within three (3) Business Days after a Loan Party becomes aware of the occurrence thereof, any other development that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

SECTION 5.03. Additional Subsidiaries. (a) If any direct Subsidiary is formed or acquired after the First Refinancing Facility Agreement Effective Date by any Loan Party or any Subsidiary that is required to be a Loan Party, Holdings and the Borrower will, as promptly as practicable, and in any event within 30 days (or such longer period as the Administrative Agent may agree to in writing), notify the Administrative Agent thereof and cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary (if it is a Designated Subsidiary) and with respect to any Equity Interests of such Subsidiary owned by any Loan Party (including, in the case of any Equity Interests of a Material Foreign Subsidiary constituting Collateral held by a Loan Party, in each case, if requested by the Administrative Agent, the execution and delivery of a Foreign Pledge Agreement with respect to such Equity Interests (subject to the limitations referred to in the definition of “Collateral and Guarantee Requirement”) and the taking of other necessary actions to perfect the security interest of the Administrative Agent in such Equity Interests).

(b) Holdings may designate a Domestic Subsidiary that is not a Material Subsidiary as a Designated Subsidiary; provided that (i) such Subsidiary shall have delivered to the Administrative Agent a supplement to the Collateral Agreement, in the form specified therein, duly executed by such Subsidiary, (ii) Holdings shall have delivered a certificate of a Financial Officer or other executive officer of each of Holdings and the Borrower to the effect that, after giving effect to any such designation and such Subsidiary becoming a Subsidiary Loan Party hereunder, the representations and warranties set forth in this Agreement and the other Loan Documents as to such Subsidiary shall be true and correct in all material respects and no Default shall have occurred and be continuing, and (iii) such Subsidiary shall have delivered to the Administrative Agent documents and (if requested by the Administrative Agent) opinions of the type referred to in paragraphs (b) and (c) of Section 4.01 of the Original Credit Agreement.

SECTION 5.04. Information Regarding Collateral. (a) Holdings and the Borrower will furnish to the Administrative Agent prompt written notice of any change in (i) the legal name of any Loan Party, as set forth in its organizational documents, (ii) the jurisdiction of organization or the form of organization of any Loan Party (including as a result of any merger or consolidation), (iii) the location of the chief executive office of any Loan Party or (iv) the organizational identification number, if any, or, with respect to any Loan Party organized under the laws of a jurisdiction that requires such information to be set forth on the face of a Uniform Commercial Code financing statement, the Federal Taxpayer Identification Number of such Loan Party. Holdings and the Borrower agree not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue to have, to the extent required by the Loan Documents, a valid, legal and perfected security interest in all the Collateral owned by such Loan Party following such change.

(b) Holdings and the Borrower will furnish to the Administrative Agent prompt written notice of (i) the acquisition by any Loan Party of, or any real property otherwise becoming, a Mortgaged Property after the First Refinancing Facility Agreement Effective Date and (ii) the acquisition after the First Refinancing Facility Agreement Effective Date by any Loan Party of any aircraft with a book or fair value of $1,000,000 or more.

SECTION 5.05. Existence; Conduct of Business. (a) Holdings, the Borrower and each other Subsidiary will do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names necessary to the conduct of its business, in each case, except to the extent (other than with respect to the preservation of existence of Holdings and the Borrower) that the failure to do so could not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03 or any Disposition permitted by Section 6.05.

(b) Holdings, the Borrower and each other Subsidiary will take all actions reasonably necessary to protect all patents, trademarks, copyrights, licenses, technology, software, Domain Names, confidential proprietary databases and other Intellectual Property necessary to the conduct of its business including (i) protecting the secrecy and confidentiality of the confidential information and trade secrets of Holdings, the Borrower or such other Subsidiary by having and enforcing a policy requiring all employees, consultants, licensees, vendors and contractors to execute agreements containing appropriate confidentiality and, where applicable, invention assignment provisions, (ii) taking all actions reasonably necessary to ensure that none of the trade secrets of Holdings, the Borrower or such other Subsidiary shall fall or has fallen into the public domain and (iii) protecting the secrecy and confidentiality of the source code of all computer software programs and applications owned or licensed by Holdings, the Borrower or such other Subsidiary by having and enforcing a policy requiring any licensees of such source code (including any licensees under any source code escrow agreement) to enter into license agreements with appropriate use and nondisclosure restrictions, except in each case where the failure to take any such action, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.06. Payment of Taxes. Holdings, the Borrower and each other Subsidiary will pay its Tax liabilities, before the same shall become delinquent or in default, unless the same are being contested in good faith by appropriate proceedings diligently conducted and unless Holdings, the Borrower or such other Subsidiary is maintaining adequate reserves in accordance with GAAP (to the extent required thereby), except where the failure to pay such Tax liabilities could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

SECTION 5.07. Maintenance of Properties. Holdings, the Borrower and each other Subsidiary will keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear and casualty and condemnation excepted, except where the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

SECTION 5.08. Insurance. Holdings, the Borrower and each other Subsidiary will maintain, with financially sound and reputable insurance companies, insurance in such amounts (with no greater risk retention) and against such risks as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations. Each such policy of liability or casualty insurance maintained by or on behalf of Loan Parties, unless otherwise agreed by the Administrative Agent, shall (a) in the case of each liability insurance policy, name the Administrative Agent, on behalf of the Lenders, as an additional insured thereunder, (b) in the case of each casualty insurance policy, contain a loss payable clause or endorsement that names the Administrative Agent, on behalf of the Lenders, as the loss payee thereunder and (c) provide for at least 30 days’ (or such shorter number of days as may be agreed to by the Administrative Agent) prior written notice to the Administrative Agent of any cancellation of such policy. With respect to each Mortgaged Property that is located in an area determined by the Federal Emergency Management Agency to have special flood hazards, the applicable Loan Party has obtained, and will maintain, with financially sound and reputable insurance companies, such flood insurance as is required under applicable law, including Regulation H of the Board of Governors.

SECTION 5.09. Books and Records; Inspection and Audit Rights. Holdings, the Borrower and each other Subsidiary will keep proper books of record and account in which entries that are full, true and correct in all material respects and in conformity with GAAP shall be made of all material financial dealings and transactions in relation to its business and activities. Holdings, the Borrower and each other Subsidiary will permit the Administrative Agent, and any agent designated by the Administrative Agent, upon reasonable prior notice, (a) to visit and inspect its properties, (b) to examine and make extracts from its books and records and (c) to discuss its operations, business affairs, assets, liabilities (including contingent liabilities) and financial condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested; provided that (i) no such discussion with any such independent accountants shall be permitted unless the Borrower shall have received reasonable notice thereof and a reasonable opportunity to participate therein and (ii) unless an Event of Default shall have occurred and be continuing, no Lender shall exercise such rights more often than two times during any calendar year and only one such time shall be at the Borrower’s expense. Notwithstanding anything to the contrary in this Section 5.09, none of Holdings, the Borrower or any of their respective Subsidiaries will be required to disclose, permit the inspection, examination or making of extracts, or discussion of, any documents, information or other matter that (i) in respect of which disclosure to the Administrative Agent (or any designated representative or agent or employee) or any Lender is then prohibited by law or any agreement binding on Holdings, the Borrower or any of their respective Subsidiaries or (ii) is subject to attorney-client or similar privilege constitutes attorney work product.

SECTION 5.10. Compliance with Laws. (a) Holdings, the Borrower and each other Subsidiary will comply with all Requirements of Law, including environmental laws and ERISA, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(b) The Borrower will conduct its business in compliance in all material respects with all applicable Anti-Corruption Laws, anti-terrorism laws, anti-money laundering laws and Sanctions and maintain policies and procedures designed to promote and achieve compliance with such laws.

SECTION 5.11. Use of Proceeds and Letters of Credit. (a) The proceeds of the Revolving Loans and Swingline Loans will be used solely for working capital and other general corporate purposes of Holdings, the Borrower and the Subsidiaries, including for Permitted Acquisitions but excluding any purchases of Term Loans. Letters of Credit will be used by the Borrower and the Subsidiaries for general corporate purposes.

(b) The Borrower will not request any Borrowing or Letter of Credit, and the Borrower will not use, and will procure that each Subsidiary and the Borrower’s and each such Subsidiary’s directors, officers, employees and, to the knowledge of the Borrower, agents will not use, the proceeds of any Borrowing or Letter of Credit (A) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country (unless otherwise permissible under Sanctions), to the extent such activities, businesses or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or in a European Union member state or (B) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

SECTION 5.12. Further Assurances. Holdings, the Borrower and each other Loan Party will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), that may be required under any applicable law, or the Administrative Agent may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied at all times required hereunder, all at the expense of the Loan Parties; provided that with respect to any Mortgaged Property, the Loan Parties shall give 20 days prior written notice to each Arranger that at such time is a Lender or has an Affiliate that is a Lender of their intention to execute a Mortgage and no Mortgage related to such Mortgaged Property shall be executed and delivered until confirmation is received from each such Arranger that at such time is a Lender or has an Affiliate that is a Lender that flood insurance due diligence and flood insurance compliance has been completed (such confirmation not to be unreasonably conditioned, withheld or delayed). Holdings and the Borrower will provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens required by the Security Documents.

SECTION 5.13. Maintenance of Ratings. The Borrower will use commercially reasonable efforts to maintain continuously in effect a corporate rating from S&P and a corporate family rating from Moody’s, in each case in respect of the Borrower, and a rating of the credit facilities hereunder by each of S&P and Moody’s.

SECTION 5.14. Databases; Software. If an Event of Default has occurred and is continuing, at the reasonable request of the Administrative Agent, Holdings and the Borrower will deliver to the Administrative Agent schedules (which shall be updated with such frequency as the Administrative Agent may reasonably require if an Event of Default is continuing) listing all computer hardware and operational software (specifying, among other things, the current versions thereof) utilized by the Loan Parties to maintain and operate the Proprietary Databases and Proprietary Software.

SECTION 5.15. Maintenance of Websites and Domain Names. Holdings, the Borrower and each other Subsidiary will (a) take actions customarily taken by companies engaged in the same or similar business to maintain, preserve and protect their rights and interests and the rights and interests of the Administrative Agent with respect to all material Websites and material Domain Names of the Loan Parties, including, making all necessary filings, registrations and applications with the appropriate domain name registrars and paying all fees, costs and expenses associated therewith, (b) maintain the effectiveness of all Domain Name registrations material to the business of the Loan Parties and their subsidiaries as of the relevant time of inquiry with an ICANN-accredited domain name registrar and prevent any such registrations from lapsing or being canceled, abandoned or terminated, (c) register all Domain Names primarily used by the Borrower or a Domestic Subsidiary and acquired after the Original Effective Date in the name of the Borrower or any other Subsidiary Loan Party and (d) comply in all material respects with all of the Loan Parties’ obligations under all Website Agreements and maintain the effectiveness of all Website Agreements, except, in the case of each of clauses (a) through (d), where the failure to do so would not interfere in any material respect with the ability of the Borrower and the other Subsidiaries to conduct their business as currently conducted.

ARTICLE VI

Negative Covenants

Until the Commitments shall have expired or been terminated, the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, all Letters of Credit shall have expired or been terminated (or shall have been cash collateralized as contemplated by Section 2.05(c) or otherwise cease to be Letters of Credit under this Agreement in a manner approved in writing by each of the applicable Issuing Banks) and all LC Disbursements shall have been reimbursed, each of Holdings and the Borrower covenants and agrees with the Lenders that:

SECTION 6.01. Indebtedness; Certain Equity Securities. (a) None of Holdings, the Borrower or any other Subsidiary will create, incur, assume or permit to exist any Indebtedness, except:

(i) Indebtedness created under the Loan Documents;

(ii) Indebtedness existing on the First Refinancing Facility Agreement Effective Date and set forth on Schedule 6.01 to the Disclosure Letter and Refinancing Indebtedness in respect thereof;

(iii) Indebtedness of any Subsidiary to Holdings, the Borrower or any other Subsidiary; provided that (A) any such Indebtedness owing by any Loan Party shall be unsecured and, to the extent the aggregate principal amount of all such Indebtedness owing by any Loan Party to Holdings or any Subsidiary exceeds $1,000,000, shall be subordinated in right of payment to the Loan Document Obligations on terms customary for intercompany subordinated Indebtedness, as reasonably determined by the Administrative Agent, (B) any such Indebtedness owing to any Loan Party shall be evidenced by a promissory note (which can be a master promissory note) that shall have been pledged pursuant to the Collateral Agreement and (C) any such Indebtedness owing by any Subsidiary that is not a Loan Party to any Loan Party shall be incurred in compliance with Section 6.04;

(iv) Guarantees incurred in compliance with Section 6.04;

(v) Indebtedness of the Borrower or any other Subsidiary (A) incurred to finance the acquisition, construction, repair, replacement or improvement of any fixed or capital assets, including Capital Lease Obligations, provided that such Indebtedness is incurred prior to or within 270 days after such acquisition or the completion of such construction, repair, replacement or improvement or (B) assumed in connection with the acquisition of any fixed or capital assets, and Refinancing Indebtedness in respect of any of the foregoing; provided that the aggregate principal amount of Indebtedness permitted by this clause (v) shall not exceed $5,000,000 at any time outstanding;

(vi) Indebtedness (other than Indebtedness under credit facilities or capital markets Indebtedness) of any Person that becomes a Subsidiary (or of any Person not previously a Subsidiary that is merged or consolidated with or into a Subsidiary in a transaction permitted hereunder) after the First Refinancing Facility Agreement Effective Date, or Indebtedness (other than Indebtedness under credit facilities or capital markets Indebtedness) of any Person that is assumed by the Borrower or any Subsidiary in connection with an acquisition of assets in a Permitted Acquisition or other acquisition permitted hereunder, provided that (A) such Indebtedness exists at the time such Person becomes a Subsidiary (or is so merged or consolidated) or such assets are acquired and is not created in contemplation of or in connection with such Person becoming a Subsidiary (or such merger or consolidation) or such assets being acquired and (B) neither the Borrower nor any Subsidiary (other than such Person or the Subsidiary with which such Person is merged or consolidated or the Person that so assumes such Person’s Indebtedness) shall Guarantee or otherwise become liable for the payment of such Indebtedness, and Refinancing Indebtedness in respect of any of the foregoing; provided that the aggregate principal amount of Indebtedness permitted by this clause (vi) shall not exceed $1,000,000 at any time outstanding;

(vii) Indebtedness of Foreign Subsidiaries in an aggregate principal amount not in excess of $20,000,000 at any time outstanding;

(viii) Indebtedness of Holdings, the Borrower or any Subsidiary owed in respect of any overdrafts and related liabilities arising from treasury, depository and cash management services (including payroll services, controlled disbursements, zero balance arrangements, cash sweeps, automated clearinghouse transactions, return items, overdrafts, temporary advances, interest and fees and interstate depository network services) and Guarantees of any of the foregoing;

(ix) Indebtedness in respect of letters of credit, bank guarantees and similar instruments issued for the account of Holdings or any Subsidiary in the ordinary course of business supporting obligations under (A) workers’ compensation, health, disability or other employee benefits, casualty or liability insurance, unemployment insurance and other social security laws and (B) bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and obligations of a like nature;

(x) Indebtedness of Holdings, the Borrower or any other Subsidiary in the form of purchase price adjustments, indemnification obligations, earn-outs, non-competition agreements or other arrangements representing acquisition consideration or deferred payments incurred in connection with any Permitted Acquisition or other Investment permitted by Section 6.04;

(xi) Permitted Unsecured Indebtedness, provided that, (x) immediately prior to and immediately after giving effect to the incurrence thereof, no Default or Event of Default shall have occurred and be continuing and (y) immediately after giving effect to the incurrence thereof and any application of the proceeds thereof, the Leverage Ratio, calculated on a Pro Forma Basis as of the most recent Test Period for which financial statements are available, is not in excess of a ratio 0.25 less than the Leverage Ratio then applicable for such Test Period under Section 6.12;

(xii) other Indebtedness of the Borrower or any Subsidiary Loan Party in an aggregate principal amount not to exceed $10,000,000 at any time outstanding;

(xiii) Indebtedness consisting of the financing of insurance premiums in the ordinary course of business; and

(xiv) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (i) through (xiii) above.

Notwithstanding anything to the contrary set forth above, if any Indebtedness incurred pursuant to this Section 6.01 is denominated in a foreign currency, no fluctuation in currency following the incurrence of such Indebtedness shall result in a breach of this Section 6.01.

(b) Holdings will not, nor will it permit any Domestic Subsidiary (or any direct Foreign Subsidiary of a Domestic Subsidiary) to, issue any preferred Equity Interests, except (A) in the case of Holdings, preferred Equity Interests that are Qualified Equity Interests, (B) in the case of any Domestic Subsidiary, preferred Equity Interests issued to and held by the Borrower or any other Domestic Subsidiary (and, in the case of any preferred Equity Interests issued by any Subsidiary Loan Party, such preferred Equity Interests shall be held by the Borrower or a Subsidiary Loan Party and the Collateral and Guarantee Requirement shall be satisfied with respect thereto within the times required thereby) and (C) in the case of any direct Foreign Subsidiary of a Domestic Subsidiary, preferred Equity Interests issued to and held by the Borrower, any other Domestic Subsidiary or any direct Foreign Subsidiary of a Domestic Subsidiary. Neither Holdings nor any Subsidiary will issue or permit to exist any Disqualified Equity Interests except for Disqualified Equity Interests existing on the First Refinancing Facility Agreement Effective Date and set forth on Schedule 6.01 to the Disclosure Letter.

SECTION 6.02. Liens. (a) None of Holdings, the Borrower or any other Subsidiary will create, incur, assume or permit to exist any Lien on any asset now owned or hereafter acquired by it, or assign or sell (other than as permitted by Section 6.05) any income or revenues (including accounts receivable and royalties) or rights in respect of any thereof, except:

(i) Liens created under the Loan Documents;

(ii) Permitted Encumbrances;

(iii) any Lien on any asset of Holdings, the Borrower or any Subsidiary existing on the First Refinancing Facility Agreement Effective Date and set forth on Schedule 6.02 to the Disclosure Letter; provided that (A) such Lien shall not apply to any other asset of Holdings, the Borrower or any Subsidiary other than (1) after-acquired property that is affixed or incorporated into the property covered by such Lien and (2) proceeds and products thereof and (B) such Lien shall secure only those obligations that it secures on the First Refinancing

Facility Agreement Effective Date and any extensions, renewals and refinancings thereof that do not increase the outstanding principal amount thereof and, in the case of any such obligations constituting Indebtedness, that are permitted under Section 6.01 as Refinancing Indebtedness in respect thereof;

(iv) any Lien existing on any asset prior to the acquisition thereof by the Borrower or any other Subsidiary or existing on any asset of any Person that becomes a Subsidiary (or of any Person not previously a Subsidiary that is merged or consolidated with or into a Subsidiary in a transaction permitted hereunder) after the First Refinancing Facility Agreement Effective Date prior to the time such Person becomes a Subsidiary (or is so merged or consolidated); provided that (A) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary (or such merger or consolidation), (B) such Lien shall not apply to any other asset of Holdings, the Borrower or any other Subsidiary (other than, in the case of any such merger or consolidation, the assets of any Subsidiary that is a party thereto) other than (1) after-acquired property that is affixed or incorporated into the property covered by such Lien and (2) proceeds and products thereof, and (C) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Subsidiary (or is so merged or consolidated), and any extensions, renewals and refinancings thereof that do not increase the outstanding principal amount thereof and, in the case of any such obligations constituting Indebtedness, that are permitted under Section 6.01 as Refinancing Indebtedness in respect thereof;

(v) Liens on fixed or capital assets acquired, constructed, repaired, replaced or improved by the Borrower or any other Subsidiary; provided that (A) such Liens secure only Indebtedness permitted by clause (v) of Section 6.01(a) and (B) such Liens shall not apply to any other asset of Holdings, the Borrower or any other Subsidiary (other than the proceeds and products thereof); provided further that in the event purchase money obligations are owed to any Person with respect to financing of more than one purchase of any fixed or capital assets, such Liens may secure all such purchase money obligations and may apply to all such fixed or capital assets financed by such Person;

(vi) in connection with the sale or transfer of any Equity Interests or other assets in a transaction permitted under Section 6.05, customary rights and restrictions contained in agreements relating to such sale or transfer pending the completion thereof;

(vii) in the case of (A) any Subsidiary that is not a wholly-owned Subsidiary or (B) the Equity Interests in any Person that is not a Subsidiary, any encumbrance or restriction, including any put and call arrangements, related to Equity Interests in such Subsidiary or such other Person set forth in the organizational documents of such Subsidiary or such other Person or any related joint venture, shareholders’ or similar agreement;

(viii) Liens (x) on advances of cash or cash equivalents in favor of the seller of any property to be acquired in a Permitted Acquisition or other acquisition permitted hereunder to be applied against the purchase price and (y) solely on any cash earnest money deposits, escrow arrangements or similar arrangements made by the Borrower or any Subsidiary in connection with any letter of intent or purchase agreement for a Permitted Acquisition or other transaction permitted hereunder;

(ix) Liens deemed to exist in connection with Investments in repurchase agreements under clause (d) of the definition of the term “Permitted Investments”;

(x) Liens on property of any Subsidiary that is not a Loan Party, which Liens secure Indebtedness of such Subsidiary permitted under Section 6.01;

(xi) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

(xii) Liens securing judgments for the payment of money not constituting an Event of Default under Section 7.01(k);

(xiii) other Liens securing Indebtedness or other obligations in an aggregate principal amount not to exceed $5,000,000 at any time outstanding;

(xiv) Liens in favor of credit card payment processors granted or arising in the ordinary course of business; and

(xv) the licensing of Intellectual Property on a non-exclusive basis or on an exclusive basis so long as such exclusive licensing is limited to geographic areas, particular fields of use, customized products for customers or limited time periods, and so long as after giving effect to such exclusive license (other than any license where a Subsidiary is the licensee), the Borrower or another Subsidiary, as applicable, retains such rights, if any, to use the subject Intellectual Property as may be required to enable it to continue to conduct its business in the ordinary course.

(b) Notwithstanding the foregoing, none of Holdings, the Borrower or any other Domestic Subsidiary shall create, incur, assume or permit to exist any Lien on the Intellectual Property (other than any non-consensual Lien or any Lien of the type referred to in clauses (i), (iv) and (xiv) of paragraph (a) of this Section).

(c) Notwithstanding anything herein to the contrary, Holdings will not create, incur, assume or permit to exist any Lien on any asset now owned or hereafter acquired by it, or assign or sell (other than as permitted by Section 6.05) any income or revenues (including accounts receivable) or rights in respect thereof, except Liens referred to in clauses (i), (ii), (iii), (xi) and (xii) of paragraph (a) of this Section.

SECTION 6.03. Fundamental Changes; Business Activities. (a) None of Holdings, the Borrower or any other Subsidiary will merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, (i) any Person may merge into the Borrower in a transaction in which the Borrower is the surviving entity, (ii) any Person (other than the Borrower) may merge or consolidate with any Subsidiary in a transaction in which the surviving entity is a Subsidiary (and, if any party to such merger or consolidation is a Subsidiary Loan Party, is a Subsidiary Loan Party), (iii) any Subsidiary (other than the Borrower) may merge into or consolidate with any Person (other than Holdings or the Borrower) in a transaction permitted under Section 6.05 in which, after giving effect to such transaction, the surviving entity is not a Subsidiary, (iv) any Subsidiary (other than the Borrower) may merge, consolidate or amalgamate with any other Person in order to effect an Investment permitted pursuant to Section 6.04, provided that the continuing or surviving Person shall be a Subsidiary Loan Party, (v) any Subsidiary (other than the Borrower or another Subsidiary Loan Party) may merge, consolidate or amalgamate with any other Person in order to effect an Investment permitted pursuant to Section 6.04, provided that the continuing or surviving Person shall be a Subsidiary, and (vi) any Subsidiary (other than the Borrower) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; provided that the assets and operations of any Material Subsidiary that is liquidated or dissolved shall be transferred to the Borrower, a Subsidiary Loan Party, or the direct holder of the Equity Interests of such Material Subsidiary in connection therewith or otherwise Disposed of in a manner permitted under Section 6.05; provided, further, that any merger or consolidation otherwise permitted pursuant to the foregoing provisions involving a Person that is not a wholly-owned Subsidiary immediately prior thereto shall not be permitted unless it is also permitted under Section 6.04 or under Section 6.05.

(b) None of Holdings, the Borrower or any other Subsidiary will engage to any material extent in any business other than businesses of the type conducted by Holdings, the Borrower and the Subsidiaries on the First Refinancing Facility Agreement Effective Date and businesses reasonably related or ancillary thereto.

(c) Holdings will not conduct, transact or otherwise engage in any business or operations other than (i) the ownership and/or acquisition of the Equity Interests of the Borrower, (ii) the maintenance of its legal existence, including the ability to incur fees, costs and expenses relating to such maintenance (other than any fees, costs and expenses payable to an Affiliate), (iii) participating in tax, accounting and other administrative matters as a member of the consolidated group of Holdings and the Borrower and the other Subsidiaries, (iv) the incurrence of Indebtedness permitted under Section 6.01(a)(i), (viii) and (xiii), and the performance of its obligations under and in connection with the Loan Documents and any documentation governing any Indebtedness permitted to be incurred under Section 6.01(a)(viii) and (xiii), (v) any public offering of its common stock or any other issuance or registration of its Equity Interests for sale or resale not otherwise prohibited by this Agreement, including the payment of costs, fees and expenses related thereto (other than costs, fees and expenses payable to an Affiliate), (vi) the creation, incurrence or assumption of Liens pursuant to Section 6.02(a)(i), (ii), (iii), (xi) and (xii), (vii) the ownership and/or acquisition of cash and Permitted Investments, (viii) any transaction that Holdings is expressly permitted to enter into or consummate under Sections 6.04, 6.05, 6.06, 6.07, 6.08 or 6.09, (ix) incurring fees, costs and expenses relating to overhead and general operating including professional fees for legal, tax and accounting issues and paying Taxes, (x) providing indemnification to officers and directors and as otherwise permitted in Section 6.09, (xi) activities incidental to the consummation of the Transactions and (xii) activities incidental to the businesses or activities described in clauses (i) to (x) of this paragraph.

SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. None of Holdings, the Borrower or any other Subsidiary will purchase, hold, acquire (including pursuant to any merger or consolidation with any Person that was not a wholly-owned Subsidiary prior thereto), make or otherwise permit to exist any Investment in any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) all or substantially all the assets of any other Person or of a business unit, division, product line or line of business of any other Person, or assets acquired other than in the ordinary course of business that, following the acquisition thereof, would constitute a substantial portion of the assets of Holdings and the Subsidiaries, taken as a whole, except:

(a) cash or Permitted Investments;

(b) Investments existing or contemplated on the First Refinancing Facility Agreement Effective Date and set forth on Schedule 6.04 to the Disclosure Letter (but not any additions thereto (including any capital contributions) made after the First Refinancing Facility Agreement Effective Date);

(c) (x) Investments by Holdings, the Borrower and their subsidiaries in their respective subsidiaries outstanding on the First Refinancing Facility Agreement Effective Date, (y) additional Investments by the Borrower in any Subsidiary Loan Party and by any Subsidiary Loan Party in the Borrower or in another Subsidiary Loan Party, and (z) Investments by Holdings, the Borrower and the other Subsidiaries in Equity Interests in their subsidiaries; provided, in the case of clause (z), that (i) such subsidiaries are Subsidiaries prior to such Investments, (ii) any such Equity Interests held by a Loan Party shall be pledged within the times and to the extent required pursuant to the definition of the term “Collateral and Guarantee Requirement” and (iii) the aggregate amount of such Investments by the Loan Parties pursuant to this clause (c) in, and loans and advances by the Loan Parties pursuant to Section 6.04(d) to, and Guarantees by the Loan Parties pursuant to Section 6.04(e) of Indebtedness or other obligations of, Subsidiaries that are not Loan Parties (excluding all such Investments, loans, advances and Guarantees existing on the First Refinancing Facility Agreement Effective Date and permitted by this clause (c) and clause (b) above) shall not exceed $10,000,000 at any time outstanding; and provided further that in no event shall any Material Subsidiary cease to be a Loan Party pursuant to this clause (c) except as a result of a consolidation, merger or similar transaction in which the continuing or surviving Person is a Loan Party;

(d) loans or advances made by Holdings, the Borrower or any other Subsidiary to any Subsidiary; provided that (i) any Indebtedness resulting therefrom is permitted by clause (iii) of Section 6.01(a) and (ii) the amount of such loans and advances made by the Loan Parties to Subsidiaries in reliance on this clause (d) that are not Loan Parties shall be subject to the limitation set forth in clause (c) above;

(e) Guarantees by Holdings, the Borrower or any other Subsidiary of Indebtedness or other obligations of Holdings, the Borrower or any other Subsidiary (including any such Guarantees arising as a result of any such Person being a joint and several co-applicant with respect to any Letter of Credit or any other letter of credit or letter of guaranty); provided that (i) a Subsidiary shall not Guarantee any Permitted Unsecured Indebtedness or other Indebtedness or obligations of any Loan Party (or any Refinancing Indebtedness in respect thereof) unless (A) such Subsidiary has Guaranteed the Obligations pursuant to the Collateral Agreement, (B) any such Guarantee of such Permitted Unsecured Indebtedness (or of such Refinancing Indebtedness) provides for the release and termination thereof, without action by any Person, upon any release and termination of such Guarantee of the Obligations, and (C) any such Guarantee of Subordinated Indebtedness is subordinated to the Loan Document Obligations on terms no less favorable to the Lenders than those of the Subordinated Indebtedness, (ii) any such Guarantee constituting Indebtedness is permitted by Section 6.01, and (iii) the aggregate amount of such Indebtedness and other obligations of Subsidiaries that are not Loan Parties that is Guaranteed by any Loan Parties shall be subject to the limitation set forth in clause (c) above;

(f) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(g) Investments made as a result of the receipt of noncash consideration from a Disposition of any asset in compliance with Section 6.05;

(h) Investments by Holdings, the Borrower or any other Subsidiary that result solely from the receipt by Holdings, the Borrower or such other Subsidiary from any of its subsidiaries of a dividend or other Restricted Payment in the form of Equity Interests, evidences of Indebtedness or other securities (but not any additions thereto made after the date of the receipt thereof);

(i) payroll, travel, entertainment, relocation and similar advances to directors and employees of Holdings or any Subsidiary to cover matters that are expected at the time of such advances to be treated as expenses of Holdings or such Subsidiary for accounting purposes and that are made in the ordinary course of business;

(j) Investments consisting of extensions of trade credit in the ordinary course of business;

(k) loans or advances to officers, directors and employees of Holdings or any Subsidiary made in the ordinary course of business; provided that the aggregate principal amount of such loans and advances outstanding at any time shall not exceed $1,000,000;

(l) Permitted Acquisitions (including earnest money deposits made in connection therewith);

(m) Holdings may acquire and hold obligations of one or more officers or other employees of Holdings or any of its Subsidiaries in connection with such officers’ or employees’ acquisition of shares of common Equity Interests of Holdings, so long as no cash is paid by Holdings or any of its Subsidiaries to such officers or employees in connection with the acquisition of any such obligations;

(n) Holdings may repurchase Equity Interests to the extent permitted by Section 6.08(a);

(o) the Subsidiaries may purchase inventory, machinery and equipment in the ordinary course of business;

(p) intercompany loans between any Domestic Subsidiaries and a Foreign Subsidiary that are made for purposes of cost sharing allocation and repaid on a regular periodic basis (and in any event, not less frequently than annually);

(q) Investments consisting of deposits, prepayments and other credits to suppliers made in the ordinary course of business of the Subsidiaries;

(r) Guarantees (i) in the ordinary course of business of obligations not constituting Indebtedness, and (ii) of Indebtedness permitted pursuant to Section 6.01(a)(viii);

(s) to the extent constituting an Investment, Holdings and the Subsidiaries may (i) endorse negotiable instruments held for collection in the ordinary course of business, (ii) make lease, utility and other similar deposits in the ordinary course of business or (iii) prepay expenses in the ordinary course of business;

(t) the Borrower or Holdings may make a loan to any direct or indirect parent that could otherwise be made as a Restricted Payment under Section 6.08(a); provided that any such loan shall be deemed to be a Restricted Payment made under Section 6.08(a);

(u) Investments held by a Subsidiary acquired after the Original Effective Date or of a Person merged or consolidated with or into a Subsidiary or merged, in each case as permitted hereunder, to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation; provided that this clause (u) is intended solely to grandfather such Investments as are indirectly acquired as a result of an acquisition of such Person otherwise permitted hereunder and any consideration paid in connection with such acquisition that may be allocable to such Investments must be permitted by, and be taken into account in computing compliance with, any basket amounts or limitations applicable to such acquisition hereunder;

(v) other Investments, including Investments in connection with joint ventures and the acquisition of Foreign Subsidiaries or other Persons (including Non-Compliant Subsidiaries and Non-Compliant Assets in connection with Permitted Acquisitions) that will not be Loan Parties, in an aggregate amount not in excess of $25,000,000 plus (i) in any additional amount, to the extent the consideration therefor consists of Qualified Equity Interests or Qualifying Equity Proceeds, plus (ii) an amount in respect of any such Investment not in excess of the Available Basket Amount at the time such Investment is made, plus (iii) if the Leverage Ratio, calculated on a Pro Forma Basis immediately after giving effect to any such Investment is less than 3.65 to 1.00, in an amount not in excess of the Available ECF Amount at the time such Investment is made; provided, however that at the time any such Investment is made pursuant to this clause (v), (i) no Default shall have occurred and be continuing or would result therefrom, and (ii) the Borrower shall be in Pro Forma Compliance with the covenant set forth in Section 6.12; and

(w) Permitted Bond Hedge Transactions and Permitted Warrant Transactions.

Notwithstanding anything contrary set forth above, if any applicable Investment is denominated in a foreign currency, no fluctuation in currency shall result in a breach of this Section 6.04. In addition, in the event that a Loan Party makes an Investment in an Excluded Subsidiary for purposes of permitting such Excluded Subsidiary or any other Excluded Subsidiary to apply the amounts received by it to make a substantially concurrent Investment (which may be made through any other Excluded Subsidiary) permitted hereunder, such substantially concurrent

Investment by such Excluded Subsidiary shall not be included as an Investment for purposes of this Section 6.04 to the extent that the initial Investment by the Loan Party reduced amounts available to make Investments hereunder.

Notwithstanding the foregoing, Holdings shall be able to make Permitted Acquisitions and other Investments permitted hereunder so long as all assets and Equity Interests acquired in connection with such Permitted Acquisition or other Investment are contributed to the Borrower or another Subsidiary promptly after the consummation of such Permitted Acquisition or other Investment.

SECTION 6.05. Asset Sales. None of Holdings, the Borrower or any other Subsidiary will sell, transfer, lease or otherwise dispose of, or exclusively license, any asset, including any Equity Interest owned by it, nor will any Subsidiary issue any additional Equity Interest in such Subsidiary (other than to Holdings, the Borrower or any other Subsidiary in compliance with Section 6.04, and other than directors’ qualifying shares and other nominal amounts of Equity Interests that are required to be held by other Persons under Requirements of Law) (each, a “Disposition”), except:

(a) Dispositions of inventory or used, obsolete, worn out or surplus equipment in the ordinary course of business or of cash and Permitted Investments;

(b) Dispositions to Holdings, the Borrower or any other Subsidiary; provided that any such Dispositions involving a Subsidiary that is not a Loan Party shall be made in compliance with Sections 6.04 and 6.09; provided further, that no Disposition of Intellectual Property may be made by a Loan Party to a Subsidiary that is not a Loan Party pursuant to this clause (b), except for Dispositions to Foreign Subsidiaries of foreign rights to Intellectual Property that is acquired in a Permitted Acquisition or other acquisition permitted hereunder after the Original Effective Date to the extent such Dispositions are made for tax efficiency purposes;

(c) Dispositions of accounts receivable in connection with the compromise or collection thereof in the ordinary course of business and not as part of any accounts receivables financing transaction;

(d) Dispositions of assets subject to any casualty, condemnation or similar proceeding (including in lieu thereof);

(e) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such disposition are promptly applied to the purchase price of such replacement property;

(f) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements;

(g) Dispositions (including the abandonment) of Intellectual Property that is, in the reasonable judgment of the Borrower, no longer economically practicable or commercially desirable to maintain or that is not material to the conduct of the business of the Loan Parties, taken as a whole; provided that no Dispositions may be made to any Subsidiaries of the Borrower pursuant to this clause (g);

(h) Dispositions of assets that are not permitted by any other clause of this Section (including the Disposition of Intellectual Property); provided that (i) the cumulative aggregate fair value of all assets sold, transferred, leased or otherwise Disposed of in reliance on this clause after the First Refinancing Facility Effective Date shall not exceed $25,000,000 and (ii) all Dispositions made in reliance on this clause shall be made for fair value and at least 75% Cash Consideration and (iii) any Disposition of Intellectual Property in the form of a Restricted Payment by Holdings permitted under Section 6.08 shall constitute usage of this clause (h) except that the foregoing clause (ii) shall not apply with respect to any such Restricted Payment;

(i) the licensing of Intellectual Property on a non-exclusive basis or on an exclusive basis so long as such exclusive licensing is limited to geographic areas, particular fields of use, customized products for customers or limited time periods, and so long as after giving effect to such exclusive license (other than any license where a Subsidiary is the licensee), the Borrower or another Subsidiary, as applicable, retains such rights, if any, to use the subject Intellectual Property as may be required to enable it to continue to conduct its business in the ordinary course;

(j) Holdings or any Subsidiary may Dispose of Equity Interests in Holdings or such Subsidiary to qualify directors where required by applicable law or to satisfy other requirements of applicable law with respect to the ownership of Equity Interests in Foreign Subsidiaries;

(k) Holdings, the Borrower and any of the Subsidiaries may transfer assets as part of the consideration for Investments in joint ventures that are permitted under Section 6.04;

(l) leases, subleases, licenses or sublicenses of property in the ordinary course of business and which do not materially interfere with the business of Holdings, the Borrower and the other Subsidiaries;

(m) Dispositions of real property and related assets in the ordinary course of business in connection with relocation activities for directors, officers or members of management or employees of Holdings, the Borrower and the Subsidiaries;

(n) the transfer or assignment of foreign customer contracts from the Borrower or any Subsidiary Loan Party to SurveyMonkey Europe Sarl (or another Foreign Subsidiary) in the ordinary course of business;

(o) Dispositions described on Schedule 6.05 to the Disclosure Letter;

(p) Dispositions (excluding Restricted Payments by Holdings of Intellectual Property unless permitted pursuant to clause (h) above) constituting Restricted Payments permitted under Section 6.08; and

(q) the transfer by any Loan Party to a Foreign Subsidiary of foreign Intellectual Property acquired in connection with any acquisition, to the extent such transfer is made for tax efficiency purposes.

“Cash Consideration” means, in respect of any Disposition by Holdings, the Borrower or any other Subsidiary, (a) cash or Permitted Investments received by it in consideration of such Disposition and (b) any liabilities (as shown on the most recent balance sheet of Holdings provided hereunder or in the footnotes thereto) of Holdings or such Subsidiary, other than liabilities that are by their terms subordinated in right of payment to the Loan Document Obligations, that are assumed by the transferee with respect to the applicable Disposition and for which Holdings and all of the Subsidiaries shall have been validly released by all applicable creditors (or an applicable agent or representative thereof) in writing.

Notwithstanding the foregoing, (i) no Disposition of any Equity Interests in any Subsidiary shall be permitted unless (A) in the case of the Disposition of any Equity Interests in any Subsidiary Loan Party, such Equity Interests constitute all the Equity Interests in such Subsidiary Loan Party held by Holdings and the Subsidiaries and (B) immediately after giving effect to such transaction, the Borrower and the Subsidiaries shall otherwise be in compliance with Section 6.04; and (ii) any Disposition of any assets pursuant to this Section 6.05 (except for those involving only Loan Parties or those pursuant to clauses (a) (in the case of used, obsolete, worn out or surplus equipment only), (d), (f), (g), (j) and (m) of Section 6.05), shall be for no less than the fair market value of such assets at the time of such Disposition.

SECTION 6.06. Sale/Leaseback Transactions. None of Holdings, the Borrower or any other Subsidiary will enter into any Sale/Leaseback Transaction, except for any such sale of any fixed or capital assets by any Subsidiary that is made for cash consideration in an amount not less than the fair value of such fixed or capital asset and is consummated within 90 days after such Subsidiary acquires or completes the construction of such fixed or capital asset, provided that (a) the sale or transfer of the property thereunder is permitted under Section 6.05, (b) any Capital Lease Obligations arising in connection therewith are permitted under Section 6.01 and (c) any Liens arising in connection therewith (including Liens deemed to arise in connection with any such Capital Lease Obligations) are permitted under Section 6.02.

SECTION 6.07. Hedging Agreements. None of Holdings, the Borrower or any other Subsidiary will enter into any Hedging Agreement, except Hedging Agreements entered into for bona fide purposes and not for speculation.

SECTION 6.08. Restricted Payments; Certain Payments of Indebtedness. (a) None of Holdings, the Borrower or any other Subsidiary will declare or make directly or indirectly, any Restricted Payment, except that (i) Holdings may declare and pay dividends with respect to its Equity Interests payable solely in additional Equity Interests permitted hereunder, (ii) any Subsidiary may declare and pay dividends or make other distributions with respect to its capital stock, partnership or membership interests or other similar Equity Interests, or make other Restricted Payments in respect of its Equity Interests, in each case ratably to the holders of such Equity Interests, provided that dividends paid by the Borrower to Holdings may only be paid at such times and in such amounts as shall be necessary to permit Holdings to make Restricted Payments permitted to be made by it under this paragraph (or, in the case of dividends declared, or other Restricted Payments irrevocably committed to, by Holdings, permitted at the time declared or committed to), (iii) Holdings may acquire Equity Interests upon the exercise of stock options and/or stock appreciation rights and vesting and/or settlement of restricted stock and restricted stock units if such Equity Interests are transferred in satisfaction of a portion of the exercise price of such options and/or rights and/or the payment of any tax withholdings in connection with such exercise, vesting or settlement, (iv) Holdings may make cash payments in lieu of the issuance of fractional shares representing insignificant interests in Holdings in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests in Holdings, and the Borrower may pay cash dividends to Holdings to fund such cash payments (and Holdings may make Restricted Payments to any parent to permit its parent to fund any such payment), (v) the Borrower may pay cash dividends to Holdings (and Holdings may make Restricted Payments to any parent to permit its parent to fund any such payment) and Holdings may use the proceeds to it of such dividends to (A) make cash Restricted Payments, not exceeding $3,000,000 in the aggregate for any fiscal year, pursuant to and in accordance with stock option plans or other benefit plans or agreements for directors, officers or employees of Holdings and the Subsidiaries; provided that Holdings may purchase, redeem or otherwise acquire Equity Interests pursuant to this clause (v)(A) without regard to the restrictions set forth in the proviso above for consideration consisting of proceeds of key man life insurance contributed to the Borrower, (B) pay reasonable and customary corporate and operating expenses (including reasonable out-of-pocket expenses for legal, administrative and accounting services provided by third parties, and compensation, benefits and other amounts payable to officers and employees in connection with their employment in the ordinary course of business), (C) pay franchise fees or similar taxes and fees required to maintain its corporate existence, and (D) pay director’s fees and expenses, (vi) each Subsidiary may declare and make payments or other distributions to Holdings to permit Holdings (or its direct or indirect parent)

to pay taxes on behalf of Holdings and its Subsidiaries, (vii) [reserved], (viii) so long as no Default shall have occurred and be continuing and the Borrower shall, after giving effect to any Restricted Payment made in reliance on this clause (viii), be in Pro Forma Compliance with the covenant set forth in Section 6.12, the Borrower may on any date pay cash dividends to Holdings and Holdings may use the proceeds of such dividends to it to make Restricted Payments in an amount (without duplication), not in excess of the sum of (A) the amount of available Qualifying Equity Proceeds on such date, plus (B) the Available Basket Amount on such date plus (C) if the Leverage Ratio on such date, calculated on a Pro Forma Basis to give effect to any such Restricted Payment, is less than 3.65 to 1.00, the Available ECF Amount on such date, (ix) Holdings may issue Qualified Equity Interests (or other securities or property following a merger event or other change of the Qualified Equity Interests of Holdings) (and cash in lieu of fractional shares) and otherwise perform its obligations under any Convertible Indebtedness, (x) Holdings may pay the premium in respect of, and otherwise exercise and/or perform its obligations under, any Permitted Bond Hedge Transaction and (xi) Holdings may make any Restricted Payments pursuant to the terms of, and otherwise perform its obligations under, any Permitted Warrant Transaction (including making payments and/or deliveries due upon exercise and settlement or unwinding or termination thereof). Notwithstanding the foregoing, so long as no Default shall have occurred and be continuing, Holdings and any of the Subsidiaries may make Restricted Payments in any amount at any time if the Leverage Ratio, calculated on a Pro Forma Basis to give effect to any such Restricted Payment at such time, is less than 2.00 to 1.00,

(b) None of Holdings, the Borrower or any other Subsidiary will make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Junior Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, defeasance, cancellation or termination of any Junior Indebtedness, except:

(i) regularly scheduled interest and principal payments as and when due in respect of any Junior Indebtedness, other than payments in respect of Junior Indebtedness prohibited by the subordination provisions thereof;

(ii) refinancings of Junior Indebtedness to the extent permitted under Section 6.01;

(iii) the conversion of any Junior Indebtedness to Equity Interests (other than Disqualified Equity Interests) of Holdings;

(iv) payments of secured Junior Indebtedness that becomes due as a result of the voluntary Disposition of the assets securing such Junior Indebtedness in transactions permitted hereunder;

(v) payments of or in respect of Junior Indebtedness made solely with Equity Interests in Holdings (other than Disqualified Equity Interests);

(vi) cash expenditures to purchase, redeem, retire, acquire or defease Junior Indebtedness not in excess, on the date any such expenditure is made, of the sum of (A) the amount of available Qualifying Equity Proceeds on such date, plus (B) the Available Basket Amount on such date plus (C) if the Leverage Ratio on such date, calculated on a Pro Forma Basis to give effect to any such expenditure, is less than 3.65 to 1.00, the Available ECF Amount on such date. Notwithstanding the foregoing, so long as no Default shall have occurred and be continuing, Holdings and any of the Subsidiaries may make cash expenditures to purchase, redeem, retire, acquire or defease Junior Indebtedness in any amount at any time if the Leverage Ratio, calculated on a Pro Forma Basis to give effect to any such purchase, redemption, retirement, acquisition or defeasance at such time, is less than 2.00 to 1.00;

(vii) Holdings may make payments or deliveries of Qualified Equity Interests of Holdings (or other securities or property following a merger event or other change of the Qualified Equity Interests of Holdings) (and cash in lieu of fractional shares) and/or, in the case of any principal amount of Convertible Indebtedness, cash pursuant to the terms of, and otherwise perform its obligations under, any Convertible Indebtedness (including making payments of interest and principal thereon, making payments due upon required repurchase thereof and/or making payments and deliveries due upon conversion thereof); provided that the payment of any premium in respect of any Convertible Indebtedness shall be made solely in Qualified Equity Interests of Holdings,

(viii) Holdings may pay the premium in respect of, and otherwise exercise and/or perform its obligations under, any Permitted Bond Hedge Transaction; and

(ix) Holdings may make any payments or deliveries pursuant to the terms of, and otherwise perform its obligations under, any Permitted Warrant Transaction (including, without limitation, making payments and/or deliveries due upon exercise and settlement or unwinding or termination thereof).

SECTION 6.09. Transactions with Affiliates. None of Holdings, the Borrower or any other Subsidiary will sell, lease, license or otherwise transfer any assets to, or purchase, lease, license or otherwise acquire any assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions that are on terms and conditions substantially as favorable to Holdings, the Borrower or such other Subsidiary as would be obtainable in arm’s-length transactions with unrelated third parties, (b)(i) transactions between or among the Loan Parties not involving any other Affiliate and (ii) transactions between or among Subsidiaries that are not Loan Parties and not involving any other Affiliate, (c) any Restricted Payment permitted under Section 6.08, (d) issuances by Holdings of Equity Interests (other than Disqualified Equity Interests), and receipt by Holdings of capital contributions, (e) compensation, expense reimbursement and indemnification of, and other employment arrangements with, directors, officers and employees of Holdings, the Borrower or any other Subsidiary entered in the ordinary course of business, (f) Investments permitted under clauses (b), (c), (d), (e), (i), (k), (p) and (r) of Section 6.04 and (g) any transaction (or series of related transactions) with a value of less than $120,000.

SECTION 6.10. Restrictive Agreements. None of Holdings, the Borrower or any other Subsidiary will, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that restricts or imposes any condition upon (a) the ability of Holdings, the Borrower or any other Subsidiary to create, incur or permit to exist any Lien upon any of its assets to secure any Obligations or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to its Equity Interests or to make or repay loans or advances to Holdings, the Borrower or any other Subsidiary or to Guarantee Indebtedness of Holdings, the Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to (A) restrictions and conditions imposed by Requirements of Law or by any Loan Document, (B) restrictions and conditions existing on the First Refinancing Facility Agreement Effective Date identified on Schedule 6.10 to the Disclosure Letter and, if such agreement or other arrangement is renewed, extended or refinanced, restrictions and conditions in the agreements or arrangements governing the renewed, extended or refinancing arrangement if such restrictions and conditions are no more restrictive than those contained in the agreements or arrangements governing the arrangement being renewed, extended or refinanced, and (C) in the case of any joint venture or Subsidiary that is not a wholly-owned Subsidiary, restrictions and conditions imposed by its organizational documents or any related joint venture or similar agreement, provided that such restrictions and conditions apply only to such joint venture or Subsidiary and to any Equity Interests in such joint venture or Subsidiary, (ii) clause (a) of the foregoing shall not apply to (A) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by clause (v) of Section 6.01(a) if such restrictions or conditions apply only to the assets securing such Indebtedness or (B) customary provisions in leases, licensing agreements and other agreements restricting the assignment thereof, (iii) clause (b) of the foregoing shall not apply to (A) customary restrictions and conditions contained in agreements relating to the Disposition of any asset, or all or substantially all of the Equity Interests or assets of any Subsidiary, or a business unit, division, product line or line of business, that are applicable solely pending such sale, provided that such restrictions and conditions apply only to such asset, or such assets or Equity Interests of the Subsidiary, or the business unit, division, product line or line of business, that is to be Disposed of and such Disposition is permitted hereunder, (B) restrictions and conditions imposed by agreements relating to Indebtedness of any Subsidiary in existence at the time such Subsidiary became a Subsidiary and otherwise permitted by clause (vi) of Section 6.01(a), and, if such Indebtedness is renewed, extended or refinanced, restrictions and conditions in the agreements governing the renewed, extended or refinancing Indebtedness if such restrictions and conditions are no more restrictive than those contained in the agreements governing the Indebtedness being renewed, extended or refinanced, provided that such restrictions and conditions apply only to such Subsidiary, and (C) restrictions and conditions imposed by agreements relating to Indebtedness of Foreign Subsidiaries permitted under Section 6.01(a), and, if such Indebtedness is renewed, extended or refinanced, restrictions and conditions in the agreements governing the renewed, extended or refinancing Indebtedness if such restrictions and conditions are no more restrictive than those contained in the agreements governing the Indebtedness being renewed, extended or refinanced, provided that such restrictions and conditions apply only to Foreign Subsidiaries, (iv) the foregoing shall not apply to any negative pledges or restrictions on Liens in favor of any holder of Indebtedness permitted under Section 6.01 but solely to the extent any negative pledge relates to the property financed by or the subject of such Indebtedness, (v) the foregoing shall not apply to customary restrictions contained in leases, subleases, or licenses otherwise permitted hereby so long as such restrictions relate only to the assets subject thereto, (vi) the foregoing shall not apply to customary provisions restricting subletting or assignment of any lease governing a leasehold interest of Holdings, the Borrower or any Subsidiary and (vii) the foregoing shall not apply to restrictions imposed by any agreement governing Indebtedness entered into after the Original Effective Date and permitted under Section 6.01 that are, taken as a whole, in the good faith judgment of the Borrower, no more restrictive with respect to Holdings, the Borrower or any Subsidiary than those contained in this Agreement, so long as (A) the Borrower shall have determined in good faith that such restrictions will not affect (x) the ability of any Subsidiary (other than the Borrower) to pay dividends or make other distributions with respect to its Equity Interests, (y) its or any other Subsidiary’s obligation or ability to make any payments required hereunder or (z) its or any other Subsidiary’s ability to Guarantee the Obligations (to the extent required by the Loan Documents), and (B) the Liens securing the Obligations are permitted thereby. Nothing in this paragraph shall be deemed to modify the requirements set forth in the definition of the term “Collateral and Guarantee Requirement” or the obligations of the Loan Parties under Sections 5.03, 5.04 or 5.12 or under the Security Documents.

SECTION 6.11. Amendment of Material Documents. None of Holdings, the Borrower or any other Subsidiary will amend, modify or waive any of its rights under (a) any agreement or instrument governing or evidencing any Junior Indebtedness or (b) its certificate of incorporation, bylaws or other organizational documents, in each case in a manner materially adverse to the Lenders.

SECTION 6.12. Leverage Ratio. Holdings and the Borrower will not permit the Leverage Ratio on the last day of any fiscal quarter to exceed 5.00 to 1.00.

SECTION 6.13. [Reserved].

SECTION 6.14. Fiscal Year. The Borrower will not, and the Borrower will not permit any other Loan Party to, change its fiscal year to end on a date other than December 31; provided, however, that the Borrower may, upon written notice to the Administrative Agent, change its fiscal year to any other fiscal year reasonably acceptable to the Administrative Agent, in which case, Holdings, the Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any amendments to this Agreement that are necessary, in the judgment of the Administrative Agent and the Borrower, to reflect such change in fiscal year.

ARTICLE VII

Events of Default

SECTION 7.01. Events of Default. If any of the following events (“Events of Default”) shall occur:

(a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Section 7.01) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days (in the case of any interest) and five Business Days (in the case of any fee or other amount), as applicable;

(c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other information furnished pursuant to any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

(d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.05 (solely with respect to the existence of the Borrower) or 5.11 or in Article VI; provided that any Event of Default under Section 6.12 is subject to cure as provided in Section 7.02;

(e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Section 7.01), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent or any Lender to the Borrower (with a copy to the Administrative Agent in the case of any such notice from a Lender);

(f) Holdings, the Borrower or any other Subsidiary shall fail to make any payment (whether of principal, interest, termination payment or other payment obligation and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (after giving effect to any applicable grace period);

(g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with all applicable grace periods having expired) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf, or, in the case of any Hedging Agreement, the applicable counterparty, to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or, in the case of any Hedging Agreement, to cause the termination thereof; provided that this clause (g) shall not apply to (A) any secured Indebtedness that becomes due as a result of the voluntary sale, transfer or other disposition of the assets securing such Indebtedness, (B) any Indebtedness that becomes due as a result of a refinancing thereof permitted under Section 6.01, (C) any redemption, repurchase, conversion or settlement with respect to any Convertible Indebtedness pursuant to its terms unless such redemption, repurchase, conversion or settlement results from a default thereunder or an event of the type that constitutes an Event of Default or (D) any early payment requirement or unwinding or termination with respect to any Permitted Bond Hedge Transaction or Permitted Warrant Transaction;

(h) one or more ERISA Events shall have occurred that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

(i) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of Holdings, the Borrower or any other Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any other Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(j) Holdings, the Borrower or any other Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation (other than any liquidation permitted by clause (vi) of Section 6.03(a)), reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this Section 7.01, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any other Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding or (v) make a general assignment for the benefit of creditors, or the board of directors (or similar governing body) of Holdings, the Borrower or any other Subsidiary (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to above in this clause (j) or clause (i) of this Section 7.01;

(k) one or more judgments for the payment of money in an aggregate amount in excess of $10,000,000 (other than any such judgment paid or covered by insurance (other than under a self-insurance program) to the extent a claim therefor has been made in writing and liability therefor has not been denied by the insurer), shall be rendered against Holdings, the Borrower, any other Subsidiary or any combination thereof and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of Holdings, the Borrower or any other Subsidiary to enforce any such judgment;

(l) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any material portion of the Collateral, with the priority required by the applicable Security Document, except as a result of (i) a sale, transfer or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) the Administrative Agent’s failure to file Uniform Commercial Code continuation statements or maintain possession of any certificate, promissory note or other instrument delivered to it under the Security Documents;

(m) any Guarantee of a Loan Party purported to be created under any Loan Document shall cease to be, or shall be asserted by any Loan Party not to be, in full force and effect, except upon the consummation of any transaction permitted under this Agreement; or

(n) a Change in Control shall occur;

then, and in every such event (other than an event with respect to Holdings or the Borrower described in clause (i) or (j) of this Section 7.01), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to Holdings and the Borrower, take any or all of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part (but ratably as among the Classes of Loans and the Loans of each Class at the time outstanding), in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower hereunder, shall become due and payable immediately, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Holdings and the Borrower; and in the case of any event with respect to Holdings or the Borrower described in clause (i) or (j) of this Section 7.01, the Commitments shall automatically terminate, and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower hereunder, shall immediately and automatically become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Holdings and the Borrower.

SECTION 7.02. Right to Cure. (a) Notwithstanding anything to the contrary contained in Section 7.01, in the event that the Borrower fails (or, but for the operation of this Section 7.02, would fail) to comply with the financial covenant set forth in Section 6.12 and until the expiration of the 10th Business Day after the date on which financial statements are required to be delivered with respect to the applicable fiscal quarter hereunder (the “Cure Deadline”), Holdings may engage in a sale or issuance of any Qualified Equity Interests of Holdings or otherwise receive cash contributions to the capital of Holdings as cash common equity or other non-cash pay Qualified Equity Interests and increase Consolidated EBITDA with respect to such applicable fiscal quarter and any four fiscal quarter period that contains such fiscal quarter, by an amount equal to such net cash proceeds; provided that such net cash proceeds (i) are actually received by the Borrower (including through capital contribution of such net cash proceeds by Holdings to the Borrower) no later than 10 Business Days after the date on which financial statements are required to be delivered with respect to such fiscal quarter hereunder, and (ii) do not exceed the aggregate amount necessary to comply with Section 6.12 for any applicable period. If, after giving effect to the foregoing increase in Consolidated EBITDA, Holdings and the Borrower shall then be in compliance with the requirements of Section 6.12, Holdings and the Borrower shall be deemed to have satisfied such requirements as of the relevant date of determination with the same effect as though there had been (or would have been) no failure to comply therewith at such date, and the failure to comply that occurred (or would have occurred) shall be deemed cured for purposes of this Agreement. The parties hereby acknowledge that this Section 7.02(a) may not be relied on for purposes of calculating any financial ratios other than as applicable to Section 6.12 and shall not result in any adjustment to any amounts other than the amount of the Consolidated EBITDA referred to in the immediately preceding sentence. Upon receipt by the Administrative Agent of written notice, on or prior to the Cure Deadline, that the Borrower intends to exercise the cure right described above in this Section 7.02(a) in respect of a fiscal quarter, none of the Administrative Agent or the Lenders shall be permitted to accelerate Loans held by them or to exercise remedies against the Collateral on the basis of a failure to comply with the requirements of the financial covenant set forth in Section 6.12, unless such failure is not cured pursuant to the exercise of such cure right on or prior to the Cure Deadline.

(b) In each period of four fiscal quarters, there shall be at least two fiscal quarters in which no cure set forth in Section 7.02(a) is made.

(c) During the term of this Agreement, a cure set forth in Section 7.02(a) shall not be exercised more than four times.

ARTICLE VIII

The Administrative Agent

Each of the Lenders and the Issuing Banks hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors to serve as administrative agent and collateral agent under the Loan Documents, and authorizes the Administrative Agent to take such actions and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. In addition, to the extent required under the laws of any jurisdiction other than the United States of America, each of the Lenders and the Issuing Banks hereby grants to the Administrative Agent any required powers of attorney to execute any Security Document governed by the laws of such jurisdiction on such Lender’s or Issuing Bank’s behalf.

The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender or an Issuing Bank as any other Lender or Issuing Bank and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with Holdings, the Borrower or any other Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or to exercise any discretionary power, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion, could expose the Administrative Agent to liability or be contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Bankruptcy Event or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Bankruptcy Event, and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Holdings, the Borrower, any Subsidiary or any other Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or in the absence of its own gross negligence or wilful misconduct, as determined by a court of competent jurisdiction by a final and non-appealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by Holdings, the Borrower, a Lender or an Issuing Bank, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent. Notwithstanding anything herein to the contrary, the Administrative Agent shall not have any liability arising from any confirmation of the Revolving Exposure or the component amounts thereof.

The Administrative Agent shall be entitled to rely, and shall not incur any liability for relying, upon any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory, sender or authenticator thereof). The Administrative Agent also shall be entitled to rely, and shall not incur any liability for relying, upon any statement made to it orally or by telephone and believed by it to be made by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory, sender or authenticator thereof), and may act upon any such statement prior to receipt of written confirmation thereof. The Administrative Agent may consult with legal counsel (who may be counsel for Holdings or the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Administrative Agent may perform any of and all its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of and all their duties and exercise their rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

Subject to the terms of this paragraph, the Administrative Agent may resign at any time from its capacity as such. In connection with such resignation, the Administrative Agent shall give notice of its intent to resign to the Lenders, the Issuing Banks and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent, which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. The fees payable by Holdings and the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed by Holdings, the Borrower and such successor. Notwithstanding the foregoing, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing Banks and the Borrower, whereupon, on the date of effectiveness of such resignation stated in such notice, (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents, provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Security Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this paragraph (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Security Document, including any action required to maintain the perfection of any such security interest), and (b) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, provided that (i) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (ii) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall also directly be given or made to each Lender and each Issuing Bank. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its subagents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent and in respect of the matters referred to in the proviso under clause (a) above.

Each Lender and Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent, the Arrangers or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Arrangers or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

Each Lender, by delivering its signature page to the First Refinancing Facility Agreement and funding or continuing its Loans on the First Refinancing Facility Agreement Effective Date, or delivering its signature page to an Assignment and Assumption or an Incremental Facility Agreement pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Original Effective Date or the First Refinancing Facility Agreement Effective Date, as the case may be.

No Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms thereof. In the event of a foreclosure by the Administrative Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Administrative Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition, and the Administrative Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Loan Document Obligations as a credit on account of the purchase price for any collateral payable by the Administrative Agent on behalf of the Secured Parties at such sale or other disposition. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Obligations provided under the Loan Documents, to have agreed to the foregoing provisions.

In furtherance of the foregoing and not in limitation thereof, no Hedging Agreement, agreement with respect to cash management obligations or other agreement (other than the Loan Documents) the obligations under which constitute Obligations will create (or be deemed to create) in favor of any Secured Party that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under any Loan Document. By accepting the benefits of the Collateral, each Secured Party that is a party to any such Hedging Agreement or other agreement shall be deemed to have appointed the Administrative Agent to serve as administrative agent and collateral agent under the Loan Documents and agreed to be bound by the Loan Documents as a Secured Party thereunder, subject to the limitations set forth in this paragraph.

Notwithstanding anything herein to the contrary, neither the Arrangers nor any Person named on the cover page of this Agreement as a Syndication Agent or a Documentation Agent shall have any duties or obligations under this Agreement or any other Loan Document (except in its capacity, as applicable, as a Lender or an Issuing Bank), but all such Persons shall have the benefit of the indemnities provided for hereunder.

The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Banks, and none of Holdings, the Borrower or any other Loan Party shall have any rights as a third party beneficiary of any such provisions (other than the Borrower’s consultation right set forth in the sixth paragraph of this Article VIII).

ARTICLE IX

Miscellaneous

SECTION 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

(i) if to Holdings or the Borrower, to it at SurveyMonkey Inc., 3050 South Delaware Street, San Mateo, CA 94403, Attention of Chief Financial Officer (email: tim@surveymonkey.com) with a copy to Legal Department (email: legalnotices@surveymonkey.com);

(ii) if to the Administrative Agent, to JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 500 Stanton Christiana Road, Newark, DE 19713, Attention of Dimple X. Patel (Telephone No. (302) 634-4154; Fax No. 302-634-3301) (email: dimple.x.patel@jpmorgan.com);

(iii) if to JPMorgan Chase Bank, N.A. as Issuing Bank, to JPMorgan Chase Bank, N.A., Standby LC Unit, 10420 Highland Manor Dr., 4th Floor, Tampa, FL 33610, Attention of Standby LC Unit (Telephone No. (800) 364-1969; Fax No. 856-294-5267) (email: gts.ib.standby@jpmchase.com), with a copy to JPMorgan Chase Bank, N.A., 500 Stanton Christiana Road, Newark, DE 19713, Attention of Dimple X. Patel (Telephone No. (302) 634-4154; Fax No. 302-6343301) (email: dimple.x.patel@jpmorgan.com);

if to any other Issuing Bank, to it at its address (or fax number) most recently specified by it in a notice delivered to the Administrative Agent and the Borrower (or, in the absence of any such notice, to the address (or fax number) set forth in the Administrative Questionnaire of the Lender that is serving as such Issuing Bank or is an Affiliate thereof);

(iv) if to JPMorgan Chase Bank, N.A. as Swingline Lender, to JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 500 Stanton Christiana Road, Newark, DE 19713, Attention of Dimple X. Patel (Telephone No. (302) 634-4154; Fax No. 302-634-3301) (email: dimple.x.patel@jpmorgan.com);

if to any other Swingline Lender, to it at its address (or fax number) most recently specified by it in a notice delivered to the Administrative Agent and the Borrower (or, in the absence of any such notice, to the address (or fax number) set forth in the Administrative Questionnaire of the Lender that is serving as Swingline Lender or is an Affiliate thereof); and

(v) if to any other Lender, to it at its address (or fax number) set forth in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by fax shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient); and notices delivered through electronic communications to the extent provided in paragraph (b) below shall be effective as provided in such paragraph.

(b) Notices and other communications to the Lenders and Issuing Banks hereunder may be delivered or furnished by electronic communications (including email and Internet and intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices under Article II to any Lender or Issuing Bank if such Lender or Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. Any notices or other communications to the Administrative Agent, Holdings or the Borrower may be delivered or furnished by electronic communications pursuant to procedures approved by the recipient thereof prior thereto; provided that approval of such procedures may be limited or rescinded by any such Person by notice to each other such Person.

(c) Any party hereto may change its address or fax number for notices and other communications hereunder by notice to the other parties hereto (or, in the case of Holdings and the Borrower, by notice to the Administrative Agent).

SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the generality of the foregoing, the execution and delivery of this Agreement, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

(b) Except as provided in Sections 2.21 and 2.22 and in the Collateral Agreement, none of this Agreement, any other Loan Document or any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by Holdings, the Borrower and the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) and, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders, provided that (i) any provision of this Agreement or any other Loan Document may be amended by an agreement in writing entered into by Holdings, the Borrower and the Administrative Agent to cure any ambiguity, omission, defect or inconsistency so long as, in each case, the Lenders shall have received at least five Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment and (ii) no such agreement shall (A) increase the Commitment of any Lender without the written consent of such Lender (it being understood that a waiver of any condition precedent or the waiver of any Default, Event of Default or mandatory prepayment shall not constitute an increase of any Commitment), (B) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon (other than as a result of any waiver of any increase in the interest rate applicable to any Loan pursuant to Section 2.13(c), it being understood that a waiver of a Default shall not constitute a reduction of interest for this purpose), or reduce any fees payable hereunder, without the written consent of each Lender directly affected thereby, (C) postpone the scheduled maturity date of any Loan, or the date of any scheduled payment of the principal amount of any Term Loan under Section 2.10, or the required date of reimbursement of any LC Disbursement, or any date for the payment of any interest or fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby, (D) except as provided in Sections 2.21 or 2.22, change Section 2.18(b) or 2.18(c) in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender, (E) except pursuant to an Incremental Facility Amendment or a Permitted Amendment to reflect a new Class of Loans or Commitments hereunder, change any of the provisions of this Section or the percentage set forth in the definition of the term “Required Lenders” or any other provision of any Loan Document specifying the number or percentage of

Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be); provided that, with the consent of the Required Lenders, the provisions of this Section and the definition of the term “Required Lenders” may be amended to include references to any new class of loans created under this Agreement (or to lenders extending such loans) on substantially the same basis as the corresponding references relating to the existing Classes of Loans or Lenders, (F) release Guarantees constituting all or substantially all the value of the Guarantees under the Collateral Agreement, or limit the liability of Loan Parties in respect of Guarantees constituting such value, or limit its liability in respect thereof, in each case without the written consent of each Lender, (G) release all or substantially all the Collateral from the Liens of the Security Documents, without the written consent of each Lender (except as expressly provided in Section 9.14 or the applicable Security Document (including any such release by the Administrative Agent in connection with any sale or other disposition of the Collateral upon the exercise of remedies under the Security Documents), it being understood that an amendment or other modification of the type of obligations secured by the Security Documents shall not be deemed to be a release of the Collateral from the Liens of the Security Documents), (H) amend this Agreement to make provisions for “restricted subsidiaries” and “unrestricted subsidiaries” without the consent of a Majority in Interest of the Term Loans, (I) amend clauses (c) or (d) of Section 2.11 or the definitions of Prepayment Event or Excess Cash Flow without the consent of the Required Lenders and a Majority in Interest of the Term Loans, or (J) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of Collateral or payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders representing a Majority in Interest of each affected Class; provided further that (1) no such agreement shall amend, modify, extend or otherwise affect the rights or obligations of the Administrative Agent, any Issuing Bank or the Swingline Lender without the prior written consent of the Administrative Agent, such Issuing Bank or the Swingline Lender, as the case may be, and (2) any amendment, waiver or other modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Lenders of a particular Class (but not the Lenders of any other Class), may be effected by an agreement or agreements in writing entered into by Holdings, the Borrower and the requisite number or percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time. Notwithstanding the foregoing, no consent with respect to any amendment, waiver or other modification of this Agreement or any other Loan Document shall be required of (x) any Defaulting Lender, except with respect to any amendment, waiver or other modification referred to in clause (A), (B), (C) or (D) of the first proviso of this paragraph and then only in the event such Defaulting Lender shall be directly and adversely affected by such amendment, waiver or other modification or (y) in the case of any vote requiring the approval of all Lenders or each affected Lender, any Lender that receives payment in full of the principal of and interest accrued on each Loan made by, and all other amounts owing to, such Lender or accrued for the account of such Lender under this Agreement and the other Loan Documents at the time such amendment, waiver or other modification becomes effective and whose Commitments terminate by the terms and upon the effectiveness of such amendment, waiver or other modification.

(c) The Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, waivers or other modifications on behalf of such Lender. Any amendment, waiver or other modification effected in accordance with this Section 9.02 shall be binding upon each Person that is at the time thereof a Lender and each Person that subsequently becomes a Lender.

Notwithstanding anything to the contrary herein, in connection with any amendment, modification, waiver or other action requiring the consent or approval of Required Lenders, Lenders that are Debt Fund Affiliates shall not be permitted, in the aggregate, to account for more than 49% of the amounts actually included in determining whether the threshold in the definition of Required Lenders has been satisfied. The voting power of each Lender that is a Debt Fund Affiliate shall be reduced, pro rata, to the extent necessary in order to comply with the immediately preceding sentence. For the avoidance of doubt, Holdings and its Subsidiaries shall not be entitled to consent or vote in its or their capacity as a Lender with respect to any amendment, modification, waiver or other action requiring the consent or approval of any Lenders.

SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) Holdings and the Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Arrangers and their Affiliates, including expenses incurred in connection with due diligence and the reasonable and documented fees, charges and disbursements of Cravath, Swaine & Moore LLP and one firm of local counsel in each appropriate jurisdiction, in connection with the structuring, arrangement and syndication of the credit facilities provided for herein and any credit or similar facility refinancing or replacing, in whole or in part, any of the credit facilities provided for herein, including the preparation, execution and delivery of the Engagement Letter and the Fee Letter, as well as the preparation, execution, delivery and administration of this Agreement, the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, any Issuing Bank and the Lenders, including the fees, charges and disbursements of one primary counsel and one firm of local counsel in each appropriate jurisdiction, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b) Holdings and the Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), the Arrangers, each Syndication Agent, the Documentation Agent, each Lender and each Issuing Bank (each such Person, an “Indemnified Institution”), and each Related Party of any of the foregoing Persons (each Indemnified Institution and each such Person being called an “Indemnitee”), against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, liabilities and related expenses, including the reasonable and documented out-of-pocket fees, charges and disbursements of counsel (limited to reasonable fees, disbursements and other charges of one primary counsel for all Indemnitees, taken as a whole, and, if necessary, one firm of local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for all Indemnitees, taken as a whole (and, in the case of an actual or perceived conflict of interest, where an Indemnified Institution affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another firm of counsel for such affected Indemnified Institution)), incurred by or asserted against any Indemnitee arising out of or relating to, based upon, or as a result of (i) the structuring, arrangement and the syndication of the credit facilities provided for herein, the preparation, execution, delivery and administration of the Engagement Letter, the Fee Letter, this Agreement, the other Loan Documents or any other agreement or instrument contemplated hereby or thereby, the performance by the parties to the Engagement Letter, the Fee Letter, this Agreement or the other Loan Documents of their obligations thereunder or the consummation of the Transactions or any other transactions contemplated thereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any Mortgaged Property or any other property currently or formerly owned or operated by Holdings, the Borrower or any other Subsidiary, or any Environmental Liability related in any way to Holdings, the Borrower or any other Subsidiary or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and whether initiated against or by any party to the Engagement Letter, the Fee Letter, this Agreement or any other Loan Document, any Affiliate of any of the foregoing or any third party (and regardless of whether any Indemnitee is a party thereto and regardless of whether such claim, litigation or proceeding is brought by a third party or by Holdings, the Borrower or any of the Subsidiaries); provided that such indemnity shall not, as to any Indemnified Institution, be available to the extent that such losses, claims, damages, liabilities or related expenses (i) are determined by a court of competent jurisdiction in a final and non-appealable decision to have resulted from (A) the gross negligence or willful misconduct of such Indemnified Institution or any of its Related Parties or (B) a breach by such Indemnified Institution or one of its Related Parties of a material obligation under this Agreement or the other Loan Documents in bad faith or (ii) have resulted from any proceeding that does not involve an act or omission by the Borrower or any of its Affiliates and that is brought by an Indemnitee against any other Indemnitee (other than the Administrative Agent (and any sub-agent thereof), any Syndication Agent, the Documentation Agent or any Arranger acting in its capacity as such).

(c) To the extent that Holdings and the Borrower fail to pay any amount required to be paid by them under paragraph (a) or (b) of this Section to the Administrative Agent (or any sub-agent thereof), any Issuing Bank, the Swingline Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such Issuing Bank, the Swingline Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or such sub-agent), such Issuing Bank or the Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), any Issuing Bank or the Swingline Lender in connection with such capacity. For purposes of this Section, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at the time (or most recently outstanding and in effect).

(d) To the extent permitted by applicable law, neither Holdings nor the Borrower shall assert, or permit any of their Affiliates or Related Parties to assert, and each hereby waives, any claim against any Indemnitee for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet) in the absence of willful misconduct or gross negligence (as determined by a court of competent jurisdiction in a final, non-appealable decision). To the extent permitted by applicable law, no party hereto shall assert, or permit any of its Affiliates or Related Parties to assert, and each hereby waives, any claim against any Indemnitee or any other party hereto or its Affiliates on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided, however, that nothing contained in this sentence will limit the indemnity and reimbursement obligations of Holdings and the Borrower set forth in this Section.

(e) All amounts due under this Section shall be payable promptly after written demand therefor.

SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that (i) neither Holdings nor the Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (and any attempted assignment or transfer by Holdings or the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section), the Arrangers, the Syndication Agents, the Documentation Agent and, to the extent expressly contemplated hereby, the sub-agents of the Administrative Agent and the Related Parties of any of the Administrative Agent, the Arranger, any Issuing Bank and any Lender) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Notwithstanding anything to the contrary contained herein, other than as expressly permitted under Sections 2.23, 9.04(e) or 9.04(f), neither the Borrower nor any Affiliate of the Borrower may acquire by assignment, participation or otherwise any right to or interest in any of the Commitments or Term Loans hereunder (and any such attempted acquisition shall be null and void). Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

(A) the Borrower; provided that no consent of the Borrower shall be required (1) for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, (2) if an Event of Default under paragraph (a), (b), (i) or (j) of Section 7.01 has occurred and is continuing, for any other assignment or (3) for an assignment of Term Loans in connection with the initial syndication to Lenders identified to the Borrower prior to the First Refinancing Facility Agreement Effective Date; provided further that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice (which notice may be delivered by e-mail) to the Administrative Agent within five Business Days after having received written notice (which notice may be delivered by e-mail) thereof; and

(B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of any Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund; and

(C) each Issuing Bank, in the case of any assignment of all or a portion of a Revolving Commitment or any Lender’s obligations in respect of its LC Exposure; and

(D) the Swingline Lender, in the case of any assignment of all or a portion of a Revolving Commitment or any Lender’s obligations in respect of its Swingline Exposure.

(ii) Assignments shall be subject to the following additional conditions:

(A) in the case of assignments of Revolving Commitments, except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consents; provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; provided that this clause (B) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans but not those in respect of a second Class;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500, provided that no such fee will be payable in respect of an assignment by any Initial Lender during the primary syndication of the Term Loans and the Revolving Commitments; and

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain MNPI) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable law, including Federal, State and foreign securities laws.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(v) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03).

(iv) The Administrative Agent shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and records of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Holdings, the Borrower, the Administrative Agent, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and, as to entries pertaining to it, any Issuing Bank or Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon receipt by the Administrative Agent of an Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder) and the processing and recordation fee referred to in this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that the Administrative Agent shall not be required to accept such Assignment and Assumption or so record the information contained therein if the Administrative Agent reasonably believes that such Assignment and Assumption lacks any written consent required by this Section or is otherwise not in proper form, it being acknowledged that the Administrative Agent shall have no duty or obligation (and shall incur no liability) with respect to obtaining (or confirming the receipt) of any such written consent or with respect to the form of (or any defect in) such Assignment and Assumption, any such duty and obligation being solely with the assigning Lender and the assignee. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph, and following such recording, unless otherwise determined by the Administrative Agent (such determination to be made in the sole discretion of the Administrative Agent, which determination may be conditioned on the consent of the assigning Lender and the assignee), shall be effective notwithstanding any defect in the Assignment and Assumption relating thereto. Each assigning Lender and the assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the Administrative Agent that all written consents required by this Section with respect thereto (other than the consent of the Administrative Agent) have been obtained and that such Assignment and Assumption is otherwise duly completed and in proper form, and each assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the assigning Lender and the Administrative Agent that such assignee is an Eligible Assignee.

(c) Any Lender may, without the consent of the Borrower, the Administrative Agent or any Issuing Bank, sell participations to one or more Eligible Assignees (“Participants”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and Loans of any Class); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) Holdings, the Borrower, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant or requires the approval of all the Lenders. Holdings and the Borrower agree that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the requirements and limitations therein, including the requirements under Section 2.17(f) (it being understood that the documentation required under Section 2.17(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (x) agrees to be subject to the provisions of Sections 2.18 and 2.19 as if it were an assignee under paragraph (b) of this Section and (y) shall not be entitled to receive any greater payment under Section 2.15 or 2.17, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.18(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant to which it has sold a participation and the principal amounts

(and stated interest) of each such Participant’s interest in the Loans or other rights and obligations of such Lender under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments or Loans or other rights and obligations under any this Agreement) except to the extent that such disclosure is necessary to establish that such Commitment or Loan or other right or obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(e) Purchasing Borrower Parties. Notwithstanding anything to the contrary contained in this Agreement, any Lender may assign all or a portion of its Term Loans to any Purchasing Borrower Party in accordance with this Section 9.04(e) (which assignment will not constitute a prepayment of Loans for any purpose of this Agreement and the other Loan Documents); provided that:

(i) no Default or Event of Default has occurred and is continuing or would result therefrom;

(ii) each such assignment in connection with an Auction Purchase Offer shall be conducted in accordance with the procedures, terms and conditions set forth in Section 2.23;

(iii) the assigning Lender and the Purchasing Borrower Party purchasing such Lender’s Term Loans, as applicable, shall execute and deliver to the Administrative Agent an Affiliated Assignment and Assumption in lieu of an Assignment and Assumption;

(iv) for the avoidance of doubt, the Lenders shall not be permitted to assign Revolving Commitments or Revolving Loans to any Purchasing Borrower Party;

(v) any Term Loans assigned to any Purchasing Borrower Party shall be automatically and permanently cancelled upon the effectiveness of such assignment and will thereafter no longer be outstanding for any purpose hereunder and such Term Loans may not be resold (it being understood and agreed that (A) any gains or losses by any Purchasing Borrower Party upon purchase or acquisition and cancellation of such Term Loans shall not be taken into account in the calculation of Excess Cash Flow, Consolidated Net Income and Consolidated EBITDA and (B) any assignment of Term Loans pursuant to this Section 9.04(e) shall not constitute a voluntary or mandatory prepayment of Term Loans for purposes of this Agreement);

(vi) any Purchasing Borrower Party shall not have at the time of such assignment (and shall represent and warrant at the time of such assignment that it does not have) any MNPI that either (A) has not been disclosed to the assigning Lender (other than any such Lender that does not wish to receive MNPI) on or prior to the date of any assignment to such Purchasing Borrower Party or (B) if not disclosed to such Lender, could reasonably be expected to have a material effect upon, or otherwise be material to, (1) such Lender’s decision to make such assignment or (2) the market price of the Term Loans to be assigned to such Purchasing Borrower Party;

(vii) no Purchasing Borrower Party may use the proceeds, direct or indirect, from Revolving Loans to purchase any Term Loans;

(viii) no Purchasing Borrower Party shall have any right to (A) attend (including by telephone) any meeting or discussions (or portion thereof) among the Administrative Agent or any Lender to which representatives of Holdings and its Subsidiaries are not invited, (B) receive any information or material prepared by the Administrative Agent or any Lender or any communication by or among the Administrative Agent and/or one or more Lenders, except to the extent such information or materials have been made available to Holdings, any Subsidiary or their respective representatives or (C) make or bring (or participate in, other than as a passive participant in or recipient of its pro rata benefits of) any claim, in its capacity as a Lender, against the Administrative Agent with respect to any duties or obligations or alleged duties or obligations of such agent under the Loan Documents, other than any claims relating to such Lender’s rights hereunder; and

(ix) no Term Loan may be assigned to a Purchasing Borrower Party pursuant to this Section 9.04(e) if, after giving effect to such assignment, Purchasing Affiliated Lenders and Purchasing Borrower Parties in the aggregate would own in excess of 10% of all Term Loans then outstanding; provided that, solely for purposes of making such determination, all Term Loans assigned to any Purchasing Borrower Party at any time pursuant to this Section 9.04(e) (and excluding, for the avoidance of doubt, any Term Loans assigned to any Purchasing Borrower Party as a result of a Auction Purchase Offer) shall be deemed to be outstanding and held by a Purchasing Borrower Party at the time of such determination.

(f) Purchasing Affiliated Lenders. Notwithstanding anything else to the contrary contained in this Agreement, any Lender may assign all or a portion of its Term Loans to any Purchasing Affiliated Lender in accordance with this paragraph; provided that:

(i) no Default or Event of Default has occurred and is continuing at the time of such assignment or would result therefrom;

(ii) the assigning Lender and the Purchasing Affiliated Lender purchasing such Lender’s Term Loans, as applicable, shall execute and deliver to the Administrative Agent an Affiliated Assignment and Assumption in lieu of an Assignment and Assumption;

(iii) the requirements of Section 9.04(b) (other than the requirement to deliver an Assignment and Assumption) shall have been satisfied with respect to each such assignment as if such Purchasing Affiliated Lender were an Eligible Assignee;

(iv) for the avoidance of doubt, Lenders shall not be permitted to assign Revolving Commitments or Revolving Exposure to any Purchasing Affiliated Lender;

(v) no Term Loan may be assigned to a Purchasing Affiliated Lender pursuant to this Section 9.04(f) if, after giving effect to such assignment, the Purchasing Affiliated Lenders in the aggregate would own in excess of 20% of the principal amount of all Term Loans then outstanding;

(vi) the Purchasing Affiliated Lender shall not have at the time of such assignment (and shall represent and warrant at the time of such assignment that it does not have) any MNPI that either (A) has not been disclosed to the assigning Lender (other than any such Lender that does not wish to receive MNPI) on or prior to the date of any assignment to such Purchasing Affiliated Lender or (B) if not disclosed to such Lender, could reasonably be expected to have a material effect upon, or otherwise be material to (1) such Lender’s decision to make such assignment or (2) the market price of the Term Loans to be assigned to such Purchasing Affiliated Lender;

(vii) no Purchasing Affiliated Lender (other than a Debt Fund Affiliate that has and maintains information barriers in place restricting the sharing of investment-related and other information between it and any Major Stockholder) shall have any right to (A) attend (including by telephone) any meeting or discussions (or portion thereof) among the Administrative Agent or any Lender to which representatives of Holdings and its Subsidiaries are not invited, (B) receive any information or material prepared by the Administrative Agent or any Lender or any communication by or among the Administrative Agent and/or one or more Lenders, except to the extent such information or materials have been made available to Holdings, any Subsidiary or their respective representatives (and in any case, other than the right to receive notices of prepayments and other administrative notices in respect of its Loans required to be delivered to Lenders pursuant to Article II) or (C) make or bring (or participate in, other than as a passive participant in or recipient of its pro rata benefits of) any claim, in its capacity as a Lender, against the Administrative Agent with respect to any duties or obligations or alleged duties or obligations of such agent under the Loan Documents, other than any claims relating to such Lender’s rights hereunder;

(viii) notwithstanding anything in Section 9.02 or the definition of the terms “Required Lenders” or “Majority in Interest” to the contrary, for purposes of determining whether the Required Lenders or any other requisite class vote required by this Agreement (but not for any matter requiring the vote of all or any affected Lenders) have (i) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, (ii) otherwise acted on any matter related to any Loan Document or (iii) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, all Term Loans held by any Purchasing Affiliated Lender (other than a Debt Fund Affiliate) shall be deemed to be not outstanding for all purposes of calculating whether the Required Lenders, or the requisite vote of any class of Lender have taken any actions;

(ix) each Purchasing Affiliated Lender (other than any Debt Fund Affiliate), solely in its capacity as a Lender, hereby agrees that if any Loan Party shall be subject to any voluntary or involuntary proceeding commenced under any Debtor Relief Laws (“Bankruptcy Proceedings”), (i) such Purchasing Affiliated Lender shall not take any step or action in such Bankruptcy Proceeding to object to, impede or delay the exercise of any right or the taking of any action by the Administrative Agent (or the taking of any action by a third party that is supported by the Administrative Agent) in relation to such Purchasing Affiliated Lender’s claim with respect to its Term Loans (a “Claim”) (including objecting to any debtor in possession financing, use of cash collateral, grant of adequate protection, sale or disposition, compromise, or plan of reorganization) so long as such Purchasing Affiliated Lender is treated in connection with such exercise or action on the same or better terms as the other Lenders and (ii) with respect to any matter requiring the vote of Lenders during the pendency of a Bankruptcy Proceeding (including voting on any plan of reorganization), the Term Loans held by such Purchasing Affiliated Lender (and any Claim with respect thereto) shall be deemed to have voted its interest as a Lender without discretion in the same proportion as the allocation of voting with respect to such matter by Lenders who are not Purchasing Affiliated Lenders, so long as such Purchasing Affiliated Lender is treated in connection with the exercise of such right or taking of such action on the same or better terms as the other Lenders. For the avoidance of doubt, the Lenders and each Purchasing Affiliated Lender agree and acknowledge that the provisions set forth in this clause (ix) of Section 9.04(f), and the related provisions set forth in each Affiliated Lender Assignment, constitute a “subordination agreement” as such term is contemplated by, and utilized in, Section 510(a) of the Bankruptcy Code, and, as such, would be enforceable for all purposes in any case where a Loan Party has filed for protection under any Debtor Relief Law applicable to the Loan Party (it being understood and agreed that the foregoing shall not cause the Term Loans held by any Purchasing Affiliated Lender to be subordinated in right of payment to any other Obligations); and

(x) no Term Loan may be assigned to a Purchasing Affiliated Lender pursuant to this Section 9.04(f) if, after giving effect to such assignment, Purchasing Affiliated Lenders and Purchasing Borrower Parties in the aggregate would own in excess of 10% of all Term Loans then outstanding; provided that, solely for purposes of making such determination, all Term Loans assigned to any Purchasing Borrower Party at any time pursuant to Section 9.04(e) (and excluding, for the avoidance of doubt, any Term Loans assigned to any Purchasing Borrower Party as a result of a Auction Purchase Offer) shall be deemed to be outstanding and held by a Purchasing Borrower Party at the time of such determination.

SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Arrangers, the Syndication Agents, the Documentation Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any Loan Document is executed and delivered or any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any LC Exposure is outstanding and so long as the Commitments have not expired or terminated. Notwithstanding the foregoing or anything else to the contrary set forth in this Agreement or any other Loan Document, in the event that, in connection with the refinancing or repayment in full of the credit facilities provided for herein, an Issuing Bank shall have provided to the Administrative Agent a written consent to the release of the Revolving Lenders from their obligations hereunder with respect to any Letter of Credit issued by such Issuing Bank (whether as a result of the obligations of the Borrower (and any other account party) in respect of such Letter of Credit having been collateralized in full by a deposit of cash with such Issuing Bank, or being supported by a letter of credit that names such Issuing Bank as the beneficiary thereunder, or otherwise), then from and after such time such Letter of Credit shall cease to be a “Letter of Credit” outstanding hereunder for all purposes of this Agreement and the other Loan Documents, and the Revolving Lenders shall be deemed to have no participations in such Letter of Credit, and no obligations with respect thereto, under Section 2.05(d) or 2.05(f). The provisions of Sections 2.15, 2.16, 2.17, 2.18(e) and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

SECTION 9.06. Integration; Effectiveness. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, including the commitments of the Lenders and, if applicable, their Affiliates under the Engagement Letter and any commitment advices submitted by them (but do not supersede any other provisions of the Engagement Letter or the Fee Letter (or any separate letter agreements with respect to fees payable to the Administrative Agent or any Issuing Bank) that do not by the terms of such documents terminate upon the effectiveness of this Agreement, all of which provisions shall remain in full force and effect). This Agreement shall become effective as set forth in the First Refinancing Facility Agreement.

SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and Issuing Bank, and each Affiliate of any of the foregoing, is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency and whether or not matured) or other amounts at any time held and other obligations (in whatever currency) at any time owing by such Lender or Issuing Bank, or by such an Affiliate, to or for the credit or the account of Holdings or the Borrower against any of and all the obligations then due of Holdings or the Borrower now or hereafter existing under this Agreement held by such Lender or Issuing Bank, irrespective of whether or not such Lender or Issuing Bank shall have made any demand under this Agreement. The rights of each Lender and Issuing Bank, and each Affiliate of any of the foregoing, under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, Issuing Bank or Affiliate may have.

SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York without regard to conflict of laws principles thereof that would result in the application of any law other than the law of the State of New York.

(b) Each of Holdings and the Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Holdings, the Borrower or any of their properties in the courts of any jurisdiction.

(c) Each of Holdings and the Borrower hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 9.12. Confidentiality. Each of the Administrative Agent, the Lenders and the Issuing Banks agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Related Parties, including accountants, legal counsel and other agents and advisors, it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential, (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners) (in which case, the Administrative Agent, such Lender or such Issuing Bank, as the case may be, shall, except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising examination or regulatory authority, promptly notify the Borrower, in advance, to the extent lawfully permitted to do so), (c) to the extent required by applicable law or by any subpoena or similar legal process (in which case, the Administrative Agent, such Lender or such Issuing Bank, as the case may be, shall promptly notify the Borrower, in advance, to the extent lawfully permitted to do so), (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies under this Agreement or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing confidentiality undertakings substantially similar to those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its Related Parties) to any swap or derivative transaction relating to Holdings, the Borrower or any other Subsidiary and its obligations, (g) with the written consent of the Borrower, (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender, any Issuing Bank or any Affiliate of any of the foregoing on a nonconfidential basis from a source other than Holdings or the Borrower that is not, to the Administrative

Agent’s, such Lender’s or such Issuing Bank’s knowledge, subject to a confidentiality obligation to you with respect to such information or (i) any market data collectors. For purposes of this Section, “Information” means all information received from Holdings or the Borrower relating to Holdings, the Borrower or any other Subsidiary or their businesses, other than any such information that is available to the Administrative Agent, any Lender or any Issuing Bank on a nonconfidential basis prior to disclosure by the Borrower. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

SECTION 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the NYFRB Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.14. Release of Liens and Guarantees. (a) A Subsidiary Loan Party shall automatically be released from its obligations under the Loan Documents, and all security interests created by the Security Documents in Collateral owned by such Subsidiary Loan Party shall be automatically released, upon the consummation of any transaction permitted by this Agreement as a result of which such Subsidiary Loan Party ceases to be a Subsidiary; provided that, if so required by this Agreement, the Required Lenders shall have consented to such transaction and the terms of such consent shall not have provided otherwise. Upon any sale, transfer or other disposition by any Loan Party (other than to another Loan Party) of any Collateral in a transaction permitted under this Agreement, or upon the effectiveness of any written consent to the release of the security interest created under any Security Document in any Collateral pursuant to Section 9.02, the security interests in such Collateral created by the Security Documents shall be automatically released.

(b) In connection with any termination or release pursuant to this Section, the Administrative Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Administrative Agent. Notwithstanding the foregoing, no such release of any Guarantee shall be effective if the applicable Subsidiary Loan Party shall continue to Guarantee any Permitted Unsecured Indebtedness or any Junior Indebtedness and no such release of any Lien on any Collateral shall be effective if such Collateral continues to be subject to a Lien securing any Junior Indebtedness.

SECTION 9.15. USA PATRIOT Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with such Act.

SECTION 9.16. No Fiduciary Relationship. Each of Holdings and the Borrower, on behalf of itself and its subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, Holdings, the Borrower, the other Subsidiaries and their Affiliates, on the one hand, and the Administrative Agent, the Lenders, the Issuing Banks and their Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, the Lenders, the Issuing Banks or their Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications. Each of Holdings and the Borrower, on behalf of itself and its subsidiaries, acknowledges that the Administrative Agent, the Lenders, the Issuing Banks and their Affiliates may have economic interests that conflict with those of Holdings, the Borrower and the other Subsidiaries and their Affiliates.

SECTION 9.17. Non-Public Information. (a) Each Lender acknowledges that all information, including requests for waivers and amendments, furnished by Holdings, the Borrower or the Administrative Agent pursuant to or in connection with, or in the course of administering, this Agreement will be syndicate-level information, which may contain MNPI. Each Lender represents to Holdings, the Borrower and the Administrative Agent that (i) it has developed compliance procedures regarding the use of MNPI and that it will handle MNPI in accordance with such procedures and applicable law, including Federal, state and foreign securities laws, and (ii) it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain MNPI in accordance with its compliance procedures and applicable law, including Federal, state and foreign securities laws.

(b) Holdings, the Borrower and each Lender acknowledge that, if information furnished by Holdings or the Borrower pursuant to or in connection with this Agreement is being distributed by the Administrative Agent through IntraLinks/IntraAgency, SyndTrak or another website or other information platform (the “Platform”), (i) the Administrative Agent may post any information that Holdings or the Borrower has indicated as containing MNPI solely on that portion of the Platform as is designated for Private Side Lender Representatives and (ii) if Holdings or the Borrower has not indicated whether any information furnished by it pursuant to or in connection with this Agreement contains MNPI, the Administrative Agent reserves the right to post such information solely on that portion of the Platform as is designated for Private Side Lender Representatives. Each of Holdings and the Borrower agrees to clearly designate all information provided to the Administrative Agent by or on behalf of Holdings or the Borrower that is suitable to be made available to Public Side Lender Representatives, and the Administrative Agent shall be entitled to rely on any such designation by Holdings or the Borrower without liability or responsibility for the independent verification thereof.

SECTION 9.18. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of any EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

SURVEYMONKEY INC.

DISCLOSURE LETTER

April 13 2017

To:	JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and the lenders party thereto from time to time (the “Lenders”), with respect to that certain Amended and Restated Credit Agreement, dated as of the date hereof (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Amended and Restated Credit Agreement”), by and among SurveyMonkey Inc., a Delaware corporation (the “Borrower”), SVMK Inc., a Delaware corporation (“Holdings”), the Lenders and the Administrative Agent.

This Disclosure Letter is delivered to you pursuant to the Amended and Restated Credit Agreement. The items set forth in the attached schedules represent exceptions, qualifications, permitted items and disclosures that are listed herein pursuant to the terms of the Amended and Restated Credit Agreement and the other Loan Documents. Capitalized terms used herein (or in the attached schedules) and not defined herein shall have the meanings ascribed to such terms in the Amended and Restated Credit Agreement. This Disclosure Letter may be supplemented from time to time as permitted by the terms of the Amended and Restated Credit Agreement and the other Loan Documents.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned have executed this Disclosure Letter as of the date first set forth above.

SURVEYMONKEY INC., as Borrower

By:	/s/ Timothy Maly
Name:	Timothy Maly
Title:	Chief Operating Officer, Chief Financial
Financial Officer and Treasurer

SVMK INC., as Holdings,

By:	/s/ Timothy Maly
Name:	Timothy Maly
Title:	Chief Operating Officer, Chief Financial
Financial Officer and Treasurer

INFINITY BOX INC., as a Subsidiary Loan Party,

By:	/s/ Timothy Maly
Name:	Timothy Maly
Title:	Chief Operating Officer, Chief Financial
Financial Officer and Treasurer

[Signature Page to Disclosure Letter]

SCHEDULE 1.01

MAJOR STOCKHOLDERS

•	SM Investor LLC (and any Affiliate of the foregoing that is not a portfolio company)

•	Bain Capital Venture Fund 2007, L.P.

•	BCIP Venture Associates (and any Affiliate of the foregoing that is not a portfolio company)

•	Tiger Global Private Investment Partners VI, L.P. (and its controlled Affiliates that are not portfolio companies)

•	Tiger Global Private Investment Partners VII, L.P. (and its controlled Affiliates that are not portfolio companies)

•	Trustees of the LFX Trust U/A/D January 26, 2011

•	Griffin Schroeder

•	ICQ Investments 6, LP (and its controlled Affiliates that are not portfolio companies)

•	ICQ Investments 21, LP (and its controlled Affiliates that are not portfolio companies)

•	Chamath Palihapitiya & Bridgette Lau TTEES Hello Warrior Family Trust U/A/D 2/2/2009

•	Chad Boeding

•	The Makan Family Trust

•	Alphabet Inc. (and its controlled Affiliates)

•	The Social+Capital Partners, L.P. (and its controlled Affiliates that are not portfolio companies)

•	The Social+Capital Partnership Principals Fund, L.P. (and its controlled Affiliates that are not portfolio companies)

•	The Social+Capital Partnership II L.P. (and its controlled Affiliates that are not portfolio companies)

•	Sheryl K. Sandberg

•	Sandberg-Goldberg Family Trust

•	The Berg Delaware Trust

•	Trustees of the Remainder Interest Trust created under the David B. Goldberg 2009 Annuity Trust dated May 29, 2009

•	Remainder Interest Trust Created Under the Sheryl K. Sandberg 2008 Annuity Trust

•	The Sandberg-Goldberg 2012 Irrevocable Trust

•	Joel & Adele Enterprises LLLP

•	any Family Member of Sheryl K. Sandberg and any Family Trust with respect to Sheryl K. Sandberg

•	SM Profits, LLC

SCHEDULE 3.05(c)

WEBSITES AND DOMAIN NAMES

Domain Names Owned by a Loan Party

Domain Name	Reg. Organization
agilepolls.com	SurveyMonkey Inc.
benchmarkyourself.com	SurveyMonkey Inc.
benchmarkyourself.mobi	SurveyMonkey Inc.
benchmarkyourself.net	SurveyMonkey Inc.
comsurveymonkey.com	SurveyMonkey Inc.
educationsurveyresources.com	SurveyMonkey Inc.
essurveymonkey.com	SurveyMonkey Inc.
flashpolling.com	SurveyMonkey Inc.
frsurveymonkey.com	SurveyMonkey Inc.
giftcrushapp.com	SurveyMonkey Inc.
haymakerdata.co	SurveyMonkey Inc.
haymakerdata.com	SurveyMonkey Inc.
haymakerdata.mobi	SurveyMonkey Inc.
haymakerdev.com	SurveyMonkey Inc.
haymakerio.com	SurveyMonkey Inc.
helpsurveymonkey.com	SurveyMonkey Inc.
hookedhabits.com	SurveyMonkey Inc.
hsurveymonkey.com	SurveyMonkey Inc.
httpsurveymonkey.com	SurveyMonkey Inc.
jungle.tech	SurveyMonkey Inc.
magneticmediastudios.com	SurveyMonkey Inc.
mightypolls.com	SurveyMonkey Inc.
monkey-survey.com	SurveyMonkey Inc.
monkeypoll.com	SurveyMonkey Inc.
monkeypoll.net	SurveyMonkey Inc.
monkeyscience.net	SurveyMonkey Inc.
monkeysur.com	SurveyMonkey Inc.
monkeysurv.com	SurveyMonkey Inc.
monkeysurve.com	SurveyMonkey Inc.
monkeysurvey.co	SurveyMonkey Inc.
monkeysurvey.com	SurveyMonkey Inc.
monkeysurveys.com	SurveyMonkey Inc.
monkeytest0.com	SurveyMonkey Inc.
monkeytest0.net	SurveyMonkey Inc.
monkeytest1.com	SurveyMonkey Inc.

Domain Name	Reg. Organization
monkeytest1.net	SurveyMonkey Inc.
monkeytest2.com	SurveyMonkey Inc.
monkeytest2.net	SurveyMonkey Inc.
monkeytest3.com	SurveyMonkey Inc.
monkeytest3.net	SurveyMonkey Inc.
monkeytest4.com	SurveyMonkey Inc.
monkeytest4.net	SurveyMonkey Inc.
monkeytest5.com	SurveyMonkey Inc.
monkeytest5.net	SurveyMonkey Inc.
monkeytest6.com	SurveyMonkey Inc.
monkeytest6.net	SurveyMonkey Inc.
mtassets.net	SurveyMonkey Inc.
myapphabits.com	SurveyMonkey Inc.
myappsurveys.com	SurveyMonkey Inc.
newsmonkey.com	SurveyMonkey Inc.
npsmonkey.com	SurveyMonkey Inc.
npsmonkey.net	SurveyMonkey Inc.
pennypoll.com	SurveyMonkey Inc.
peoplepowereddata.com	SurveyMonkey Inc.
phonesample.com	SurveyMonkey Inc.
polling-power.com	SurveyMonkey Inc.
pollmonkey.com	SurveyMonkey Inc.
precisepolling.com	SurveyMonkey Inc.
precisioncalling.com	SurveyMonkey Inc.
precisionpoll.com	SurveyMonkey Inc.
precisionpolling.com	SurveyMonkey Inc.
precisionpolling.net	SurveyMonkey Inc.
precisionpolling.org	SurveyMonkey Inc.
precisionpolls.com	SurveyMonkey Inc.
questionnairemonkey.com	SurveyMonkey Inc.
quizlizard.com	SurveyMonkey Inc.
quizlizard.net	SurveyMonkey Inc.
quizlizard.org	SurveyMonkey Inc.
quizmonkey.com	SurveyMonkey Inc.
renzu.co	SurveyMonkey Inc.
renzu.io	SurveyMonkey Inc.
renzudata.com	SurveyMonkey Inc.
renzuinsight.com	SurveyMonkey Inc.
renzuinsights.com	SurveyMonkey Inc.
renzuintelligence.com	SurveyMonkey Inc.
renzumetrics.com	SurveyMonkey Inc.
replysurvey.com	SurveyMonkey Inc.

Domain Name	Reg. Organization
research.net	SurveyMonkey Inc.
smassets.net	SurveyMonkey Inc.
soomerang.com	SurveyMonkey Inc.
stellarpoll.com	SurveyMonkey Inc.
sureveymonkey.com	SurveyMonkey Inc.
surevymonkey.com	SurveyMonkey Inc.
surrveymonkey.com	SurveyMonkey Inc.
surverymonkey.com	SurveyMonkey Inc.
survewymonkey.com	SurveyMonkey Inc.
survey-monkey.net	SurveyMonkey Inc.
surveydemos.com	SurveyMonkey Inc.
surveymk.com	SurveyMonkey Inc.
surveymonket.com	SurveyMonkey Inc.
surveymonkey.co	SurveyMonkey Inc.
surveymonkey.com	SurveyMonkey Inc.
surveymonkey.donuts-block**	SurveyMonkey Inc.
surveymonkey.net	SurveyMonkey Inc.
surveymonkey.org	SurveyMonkey Inc.
surveymonkey.us	SurveyMonkey Inc.
surveymonkey.xxx**	SurveyMonkey Inc.
surveymonkeyaudience.net	SurveyMonkey Inc.
surveymonkeyaudience.org	SurveyMonkey Inc.
surveymonkeycontribute.com	SurveyMonkey Inc.
surveymonkeyenterprise.com	SurveyMonkey Inc.
surveymonkeyenterprise.net	SurveyMonkey Inc.
surveymonkeyenterprise.org	SurveyMonkey Inc.
surveymonkeyexchange.com	SurveyMonkey Inc.
surveymonkeyexchange.net	SurveyMonkey Inc.
surveymonkeyexchange.org	SurveyMonkey Inc.
surveymonkeyintelligence.com	SurveyMonkey Inc.
surveymonkeylive.com	SurveyMonkey Inc.
surveymonkeylive.net	SurveyMonkey Inc.
surveymonkeyradio.com	SurveyMonkey Inc.
surveymonkeyscrubber.com	SurveyMonkey Inc.
surveymonkeyscrubber.net	SurveyMonkey Inc.
surveymonkeyscrubber.org	SurveyMonkey Inc.
surveymonkeyuk.com	SurveyMonkey Inc.
surveymonkeyuser.com	SurveyMonkey Inc.
surveymonnkey.com	SurveyMonkey Inc.
surveymoonkey.com	SurveyMonkey Inc.
surveymopnkey.com	SurveyMonkey Inc.
surveyomnkey.com	SurveyMonkey Inc.

Domain Name	Reg. Organization
surveyscrubber.com	SurveyMonkey Inc.
surveyscrubber.net	SurveyMonkey Inc.
surveyscrubber.org	SurveyMonkey Inc.
survyemonkey.com	SurveyMonkey Inc.
svmk.com	SurveyMonkey Inc.
svmk.net	SurveyMonkey Inc.
svmk.org	SurveyMonkey Inc.
svy.mk	SurveyMonkey Inc.
techvalidate.biz	SurveyMonkey Inc.
techvalidate.com	SurveyMonkey Inc.
techvalidate.info	SurveyMonkey Inc.
techvalidate.mobi	SurveyMonkey Inc.
techvalidate.net	SurveyMonkey Inc.
techvalidate.org	SurveyMonkey Inc.
techvalidate.tv	SurveyMonkey Inc.
techvalidate.us	SurveyMonkey Inc.
techvalidatesoftware.com	SurveyMonkey Inc.
trysurveymonkey.com	SurveyMonkey Inc.
wsurveymonkey.com	SurveyMonkey Inc.
wudev.com	SurveyMonkey Inc.
wudev2.com	SurveyMonkey Inc.
wufoo.biz	SurveyMonkey Inc.
wufoo.com	SurveyMonkey Inc.
wufoo.donuts-block**	SurveyMonkey Inc.
wufoo.us	SurveyMonkey Inc.
wustage.com	SurveyMonkey Inc.
wutest1.com	SurveyMonkey Inc.
zomerang.com	SurveyMonkey Inc.
zoomerang.com	SurveyMonkey Inc.
zoomerang.net	SurveyMonkey Inc.
zoomeranganywhere.com	SurveyMonkey Inc.
zoomerangblog.com	SurveyMonkey Inc.
zoomerangmobile.com	SurveyMonkey Inc.
zoomerangmobile.mobi	SurveyMonkey Inc.
zoomerangmobile.net	SurveyMonkey Inc.
zoomerangmobile.org	SurveyMonkey Inc.
zoomerangmobile.us	SurveyMonkey Inc.
zoompoll.com	SurveyMonkey Inc.
zoomtest1.com	SurveyMonkey Inc.
zoomtest2.com	SurveyMonkey Inc.
zoomtest3.com	SurveyMonkey Inc.
zooomerang.com	SurveyMonkey Inc.

Domain Name	Reg. Organization
zsample.com	SurveyMonkey Inc.
zumerang.com	SurveyMonkey Inc.

**	Domain held for blocking purposes only.

This list excludes domains to which the Loan Party holds legal title but are beneficially owned by a Foreign Subsidiary that is not a Loan Party.

Domain Names Used By or Assigned to a Loan Party (Not Owned)

None.

SCHEDULE 3.05(d)

MORTGAGED PROPERTIES

None.

SCHEDULE 3.06

LITIGATION

None.

SCHEDULE 3.11A

SUBSIDIARIES AND JOINT VENTURES

Name of Subsidiary or Joint Venture (Jurisdiction of Organization)	Owner of Equity Interest	Percentage of Equity Interest Owned by such Owner		Designated/ Excluded Subsidiary
SurveyMonkey Inc. (Delaware)	SVMK Inc.	100%		Designated
Infinity Box Inc. (Delaware)	SurveyMonkey Inc.	100%		Designated
SurveyMonkey Canopy Limited (Isle of Man)	SurveyMonkey Inc.	100%		Excluded
SurveyMonkey Japan KK (Japan)	SurveyMonkey Inc.	100%		Excluded
SM IOM Services Unlimited (Isle of Man)	SurveyMonkey Canopy Limited	100%		Excluded
SurveyMonkey Global Holdings Unlimited Company (Republic of Ireland)	SurveyMonkey Canopy Limited SM IOM Services Unlimited	99.99 00.01	% %	Excluded
SM IOM Services II Unlimited (Isle of Man)	SurveyMonkey Global Holdings Unlimited Company	100%		Excluded
SurveyMonkey Europe Unlimited Company (Republic of Ireland)	SurveyMonkey Global Holdings Unlimited Company SM IOM Services II Unlimited	99.99 00.01	% %	Excluded
SurveyMonkey Brasil Internet Ltda. (Brazil)	SurveyMonkey Global Holdings Unlimited Company SM IOM Services II Unlimited	99.99 00.01%		Excluded

Name of Subsidiary or Joint Venture (Jurisdiction of Organization)	Owner of Equity Interest	Percentage of Equity Interest Owned by such Owner	Designated/ Excluded Subsidiary
SurveyMonkey UK Limited (England and Wales)	SurveyMonkey Europe Unlimited Company	100%	Excluded
SurveyMonkey Australia Pty Limited (Victoria, Australia)	SurveyMonkey Europe Unlimited Company	100%	Excluded
SurveyMonkey Singapore Pte. Ltd. (Singapore)	SurveyMonkey Europe Unlimited Company	100%	Excluded
SurveyMonkey Canada Inc. (British Columbia, Canada)	SurveyMonkey Europe Unlimited Company	100%	Excluded

Existing option, warrant, call, right, commitment or other agreement to which Holdings, the Borrower or any other Domestic Subsidiary is a party requiring, and any Equity Interests in any Domestic Subsidiary outstanding that upon exercise, conversion or exchange would require, the issuance by any Domestic Subsidiary of any additional Equity Interests or other securities exercisable for, convertible into, exchangeable for or evidencing the right to subscribe for or purchase any Equity Interests in any Domestic Subsidiary:

None.

SCHEDULE 3.11B

Major Stockholders & Equity Interests in Holdings Owned by each Major Stockholder

Name of Major Stockholder	Number of Equity Interest Owned	Class of Equity Interest	Percentage of Class of Equity Interest Owned in Holdings[1]
SM Investor LLC	8,717,204	Common Stock	8.65%
Bain Capital Venture Fund 2007, L.P.	2,477,559	Common Stock	2.46%
BCIP Venture Associates	351,828	Common Stock	0.35%
Tiger Global Private Investment Partners VI, L.P.	15,228,284	Common Stock	15.11%
Tiger Global Private Investment Partners VII, L.P.	12,800,035	Common Stock	14.21%
Trustees of the LFX Trust U/A/D January 26, 2011	902,080	Common Stock	0.90%
Griffin Schroeder	23,118	Common Stock	0.02%
ICQ Investments 6, LP	3,781,780	Common Stock	3.75%
ICQ Investments 21, LP	547,112	Common Stock	0.54%
Chamath Palihapitiya & Bridgette Lau TTEES Hello Warrior Family Trust U/A/D 2/2/2009	268,968	Common Stock	0.27%
Chad Boeding	67,242	Common Stock	0.07%
The Makan Family Trust	67,242	Common Stock	0.07%
Alphabet Inc. (and controlled affiliates)	4,608,705	Common Stock	4.57%
The Social+Capital Partners, L.P.	1,091,869	Common Stock	1.08%
The Social+Capital Partnership Principals Fund, L.P.	290,741	Common Stock	0.29%
The Social+Capital Partnership II L.P.	156,789	Common Stock	0.16%
Sheryl K. Sandberg	5,043,151	Common Stock	5.00%

Name of Major Stockholder	Number of Equity Interest Owned	Class of Equity Interest	Percentage of Class of Equity Interest Owned in Holdings[1]
Sandberg-Goldberg Family Trust	5,275,426	Common Stock	5.23%
Trustee of the Remainder Interest Trust created under the David B. Goldberg 2009 Annuity Trust dated May 29, 2009	590,085	Common Stock	0.59%
The Berg Delaware Trust	661,414	Common Stock	0.66%
Remainder Interest Trust Created Under the Sheryl K. Sandberg 2008 Annuity Trust	486,322	Common Stock	0.48%
The Sandberg-Goldberg 2012 Irrevocable Trust	121,580	Common Stock	0.12%
Joel & Adele Enterprises LLLP	28,546	Common Stock	0.03%
SM Profits, LLC	8,984,746	Common Stock	8.92%

[1]	Calculated on a non-diluted basis as of January 31, 2017

Outstanding Disqualified Equity Interests

All other outstanding Disqualified Equity Interests, if any, in Holdings or any Subsidiary, including the number and the record holder of such Disqualified Equity Interests:

None.

SCHEDULE 3.12

INSURANCE

Type	Provider	Policy Number
Global Property Policy:	Continental Insurance Companies	WP622961961

Property Coverage (Domestic)	National Fire Insurance Companies	6042618644

Global General Liability Coverage	Continental Insurance Companies	WP622961961

International Excess/ DIC Automobile Coverage	Continental Insurance Companies	WP622961961

International Voluntary Workers Compensation Coverage	Continental Insurance Companies	WP622961961

International Accidental Death & Dismemberment Coverage	Continental Insurance Companies	WP622961961

Non-owned / Hired Automobile Policy	Continental Insurance Companies	6042618661

Commercial Umbrella / Excess Liability Policy	National Fire Insurance Companies	6042618708

Workers Compensation/ Employers Liability Policy (CA)	Continental Insurance Company	6042618692

Workers Compensation/ Employers Liability Policy (Out of State)	Continental Insurance Company	0642618689

Technology Errors & Omission

Primary Policy	Lloyds of London – Hiscox	UCS272302616

1st Excess	Lloyds of London – Beazley	W1BB9B160101

2nd Excess	Continental Insurance Company	596696115

Management Liability Policy:

Director & Officers Liability Coverage	Hiscox Insurance Company	UVA133116116

	Argonaut Insurance Company	MLX760053003

	Starr Indemnity & Liability Company	1000056923161

Employment Practices Liability Coverage	AIG – National Union Fire Insurance Company of Pittsburgh, PA	019322238

Fiduciary Liability Coverage	Hiscox Insurance Company	UVA133116116

Crime Coverage	Hiscox Insurance Company	UVA133116116

	Hiscox Insurance Company	UVA133116116

SCHEDULE 6.01

EXISTING INDEBTEDNESS

Platform Contribution Transaction Agreement in the principal amount of $5,283,000, dated as of January 1, 2012, as amended, between Infinity Box Inc., as creditor, and SurveyMonkey Global Holdings Unlimited Company, as debtor.

Platform Contribution Transaction Agreement in the principal amount of $11,500,000, dated as of July 31, 2015 between SurveyMonkey Inc., as creditor, and SurveyMonkey Global Holdings Unlimited Company, as debtor.

SCHEDULE 6.02

EXISTING LIENS

None.

SCHEDULE 6.04

EXISTING INVESTMENTS

1.	Platform Contribution Transaction Agreement in the principal amount of $5,283,000, dated as of January 1, 2012, as amended, between Infinity Box Inc., as creditor, and SurveyMonkey Global Holdings Unlimited Company, as debtor.

2.	Platform Contribution Transaction Agreement in the principal amount of $11,500,000, dated as of July 31, 2015 between SurveyMonkey Inc., as creditor, and SurveyMonkey Global Holdings Unlimited Company, as debtor.

3.	Loan to TrueSample Holdings II LLC in an original principal amount of $2,200,000 pursuant to a Senior Secured Promissory Note, dated as of October 1, 2013, issued by TrueSample Holdings II LLC in favor of SVMK Inc. (f/k/a SurveyMonkey Inc.).

4.	Investments by SurveyMonkey Inc. in the equity interests of Apptentive Inc. as of the date hereof.

SCHEDULE 6.05

DISPOSITIONS

1.	Disposition of SurveyMonkey Inc.’s equity interests in Apptentive Inc.

2.	Forgiveness, compromise or settlement of the payment obligations owing to SVMK Inc. by TrueSample Holdings II LLC in an original principal amount of $2,200,000 pursuant to a Senior Secured Promissory Note, dated as of October 1, 2013, issued by TrueSample Holdings II LLC in favor of SVMK Inc. (f/k/a SurveyMonkey Inc.).

SCHEDULE 6.10

EXISTING RESTRICTIONS

None.

EXHIBIT A

[FORM OF] ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor (as defined below) and the Assignee (as defined below). Capitalized terms used but not defined herein shall have the meanings given to them in the Amended and Restated Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Amended and Restated Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Amended and Restated Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any Letters of Credit, Guarantees, and Swingline Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Amended and Restated Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:
[and is an Affiliate/Approved Fund of [Identify Lender]][1]

3.	Borrower: SurveyMonkey Inc.

4.	Administrative Agent: JPMorgan Chase Bank, N.A., as Administrative Agent under the Amended and Restated Credit Agreement

5.	Amended and Restated Credit Agreement: Amended and Restated Credit Agreement dated as of April 13, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), among SurveyMonkey Inc. (the “Borrower”), SVMK Inc. (“Holdings”), the Lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as Administrative Agent

6.	Assigned Interest:[2]

[1]	Select as applicable.

Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans[3]
Term Loans	$	$		%
Revolving Commitment/Loans	$	$		%
[ ][4]	$	$		%

[2]	Must comply with the minimum assignment amount set forth in Section 9.04(b)(ii)(A) of the Amended and Restated Credit Agreement, to the extent such minimum assignment amounts are applicable.
[3]	Set forth, to at least nine decimals, as a percentage of the Commitments/Loans of all Term Lenders, Revolving Lenders or Incremental Term Lenders of any Series, as applicable.
[4]	In the event Incremental Term Commitments/Loans or Incremental Revolving Commitments/Loans are established under Section 2.21 of the Amended and Restated Credit Agreement, refer to the Series of such Incremental Commitments/Loans assigned.

Effective Date:                     , 201     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR].

The Assignee, if not already a Lender, agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain MNPI) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable law, including Federal, state and foreign securities laws.

The terms set forth in this Assignment and Assumption are hereby agreed to:

[NAME OF ASSIGNOR], as Assignor,

by

Name:
Title:

[NAME OF ASSIGNEE], as Assignee,

by

Name:
Title:

[Consented to and][5] Accepted:
JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by

Name:
Title:
[Consented to:][6] [SURVEYMONKEY INC., as Borrower,]

by

Name:
Title:
[Consented to:][7] [EACH ISSUING BANK,]

by

Name:
Title:
[Consented to:][8] JPMORGAN CHASE BANK, N.A., as Swingline Lender,

by

Name:
Title:

[5]	To be included only if the consent of the Administrative Agent is required by Section 9.04(b)(i)(B) of the Amended and Restated Credit Agreement.
[6]	To be included only if the consent of the Borrower is required by Section 9.04(b)(i)(A) of the Amended and Restated Credit Agreement.

[7]	To be included only if the consent of any Issuing Bank is required by Section 9.04(b)(i)(C) of the Amended and Restated Credit Agreement.
[8]	To be included only if the consent of the Swingline Lender is required by Section 9.04(b)(i)(D) of the Amended and Restated Credit Agreement.

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Amended and Restated Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Holdings, any of Holdings’ Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Holdings, any of the Holdings’ Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Amended and Restated Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Amended and Restated Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Amended and Restated Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Amended and Restated Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof (or, prior to the first such delivery, the financial statements referred to in Section 3.04 thereof), and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (v) if it is a Lender that is a U.S. Person, attached to this Assignment and Assumption is IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax, (vi) if it is a Foreign Lender, attached to this Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 2.17 of the Amended and Restated Credit Agreement, duly completed and executed by the Assignee, and (vii) it does not bear a relationship to the Borrower or Holdings as described in Section 108(e)(4) of the Code; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be construed in accordance with and governed by the law of the State of New York.

EXHIBIT B

[FORM OF] BORROWING REQUEST

JPMorgan Chase Bank, N.A.,

as Administrative Agent

Loan and Agency Services Group

500 Stanton Christiana Road

Newark, DE 19713

Attention: Dimple X. Patel

Telephone: (302) 634-4154

Fax: (302) 634-3301

[DATE]

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of April 13, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), among SurveyMonkey Inc. (the “Borrower”), SVMK Inc. (“Holdings”), the Lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Amended and Restated Credit Agreement. This notice constitutes a Borrowing Request and the Borrower hereby gives you notice, pursuant to Section [2.03] [2.04] of the Amended and Restated Credit Agreement, that it requests a Borrowing under the Amended and Restated Credit Agreement, and in connection therewith specifies the following information with respect to such Borrowing:

(A)	Class of Borrowing:[1] ___________________________________________________________________

(B)	Aggregate principal amount of Borrowing:[2] $________________________________________________

(C)	Date of Borrowing (which is a Business Day): _______________________________________________

(D)	Type of Borrowing:[3] ___________________________________________________________________

(E)	If Eurocurrency Borrowing, Interest Period and the last day thereof:[4] _____________________________

[1]	Specify Term Borrowing, Revolving Borrowing, Swingline Borrowing or Incremental Term Borrowing, and if an Incremental Term Borrowing, specify the Series.
[2]	Must comply with Sections 2.02(c) and 2.04(a) of the Amended and Restated Credit Agreement, as applicable.

[3]	Specify ABR Borrowing or Eurocurrency Borrowing. If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing.
[4]	Shall be subject to the definition of “Interest Period” and can be a period of one, two, three or six months (or, if agreed to by each Lender participating in the requested Borrowing, nine or twelve months). If an Interest Period is not specified, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(F)	Location and number of the account or accounts to which proceeds of the requested Borrowing are to be disbursed: [Name of Bank]

(Account No.: _____________________________________________________________________________

[Issuing Bank to which proceeds of the requested Borrowing are to be disbursed: ____________________]5

The Borrower hereby certifies that the conditions specified in paragraphs (a) and (b) of Section 4.02 of the Amended and Restated Credit Agreement have been satisfied and that, immediately after giving effect to the Borrowing requested hereby, the Aggregate Revolving Exposure (or any component thereof) shall not exceed the applicable maximum amount thereof (or the applicable maximum amount of any such component) specified in Section 2.01, 2.04(a) or 2.05(b) of the Amended and Restated Credit Agreement.

Very truly yours,

SURVEYMONKEY INC.,

by

Name:
Title:

[5]	Specify only in the case of an ABR Revolving Borrowing requested to finance the reimbursement of an LC Disbursement as provided in Section 2.05(f) of the Amended and Restated Credit Agreement.

EXHIBIT C

[FORM OF] GUARANTEE AND COLLATERAL AGREEMENT

[Reserved].

EXHIBIT D

[FORM OF] COMPLIANCE CERTIFICATE1

[The form of this Compliance Certificate has been prepared for convenience only, and is not to affect, or to be taken into consideration in interpreting, the terms of the Amended and Restated Credit Agreement referred to below. The obligations of Holdings and the Borrower under the Amended and Restated Credit Agreement are as set forth in the Amended and Restated Credit Agreement, and nothing in this Compliance Certificate, or the form hereof, shall modify such obligations or constitute a waiver of compliance therewith in accordance with the terms of the Amended and Restated Credit Agreement. In the event of any conflict between the terms of this Compliance Certificate and the terms of the Amended and Restated Credit Agreement, the terms of the Amended and Restated Credit Agreement shall govern and control, and the terms of this Compliance Certificate are to be modified accordingly.]

Reference is made to the Amended and Restated Credit Agreement dated as of April 13, 2017 (as amended, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), among SurveyMonkey Inc., a Delaware corporation (the “Borrower”), SVMK Inc., a Delaware corporation (“Holdings”), the Lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as Administrative Agent. Each capitalized term used but not defined herein shall have the meaning specified in the Amended and Restated Credit Agreement.

The undersigned hereby certifies, in [his][her] capacity as a [FINANCIAL OFFICER] of each of Holdings and the Borrower and not in a personal capacity, as follows:

1. I am a Financial Officer of each of Holdings and the Borrower.

2. [Attached as Schedule I hereto is the audited consolidated financial statements required by Section 5.01(a) of the Amended and Restated Credit Agreement for the fiscal year ended [•], setting forth in each case in comparative form the figures for the prior fiscal year, all audited by and accompanied by the opinion of PricewaterhouseCoopers LLP or another independent registered public accounting firm of recognized national standing required by Section 5.01(a) of the Amended and Restated Credit Agreement.]

[or]

[1]	To be delivered to the Administrative Agent concurrently with the delivery of financial statements under Sections 5.01(a) or 5.01(b) of the Amended and Restated Credit Agreement (or, so long as Holdings shall be subject to periodic reporting obligations under the Exchange Act, within five Business Days of each delivery thereof).

[Attached as Schedule I hereto are the consolidated financial statements required by Section 5.01(b) of the Amended and Restated Credit Agreement for the fiscal quarter ended [•], setting forth in comparative form the figures for the corresponding period of (or, in the case of the balance sheet, as of the end of) the prior fiscal year. Such financial statements fairly present, in all material respects, the financial position, results of operations and cash flows of Holdings and its consolidated Subsidiaries on a consolidated basis as of the end of and for such fiscal quarter and the applicable elapsed portion of the applicable fiscal year in accordance with GAAP, subject to normal yearend audit adjustments and the absence of certain footnotes.]

3. I have reviewed the terms of the Amended and Restated Credit Agreement and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of Holdings, the Borrower and the other Subsidiaries during the accounting period covered by the attached financial statements. The foregoing examination did not disclose, and I have no knowledge of the occurrence of a Default during or at the end of the most recent fiscal quarter covered by the attached financial statements or as of the date of this Certificate, except as set forth in a separate attachment, if any, to this Certificate, specifying the details thereof and any action the Borrower has taken or proposes to take with respect thereto.

4. Attached as Schedule II hereto are reasonably detailed calculations of the Leverage Ratio as of the last day of the fiscal period covered by the [consolidated financial statements most recently delivered pursuant to Sections 5.01(a) or 5.01(b) of the Amended and Restated Credit Agreement][attached financial statements].

5. All notices required to be provided under Sections 5.03 and 5.04 of the Amended and Restated Credit Agreement have been provided.

6. [Attached as Schedule III hereto are reasonably detailed calculations with respect to which Subsidiaries are Material Subsidiaries based on the information contained in the [consolidated financial statements most recently delivered pursuant to Sections 5.01(a) or 5.01(b) of the Amended and Restated Credit Agreement][attached financial statements] and identifying each Subsidiary, if any, that has automatically been designated a Material Subsidiary in order to satisfy the condition set forth in the definition of the term “Material Subsidiary” in the Amended and Restated Credit Agreement.]2

7. Schedule IV, attached hereto, identifies each Subsidiary that (A) is an Excluded Subsidiary as of the date hereof but has not been identified as an Excluded Subsidiary in Schedule 3.11A of the Amended and Restated Credit Agreement or in any prior Compliance Certificate or (B) has previously been identified as an Excluded Subsidiary but has ceased to be an Excluded Subsidiary.

[2]	To be included unless each wholly owned Domestic Subsidiary constitutes a Loan Party or has been designated as a Material Subsidiary prior to the time the Compliance Certificate is delivered.

8. [Attached as Schedule V hereto are the amounts of utilization during the most recent fiscal quarter included in the financial statements attached hereto of the Available Basket Amount, the Available ECF Amount and any Qualifying Equity Proceeds to make Investments in reliance on Section 6.04(v) of the Amended and Restated Credit Agreement, Restricted Payments in reliance on Section 6.08(a)(viii) of the Amended and Restated Credit Agreement and expenditures in respect of Junior Indebtedness in relianceon Section 6.08(b)(vi) of the Amended and Restated Credit Agreement, specifying each such use and the amount thereof.]3

9. Attached as Schedule VI hereto are the number of total number of total paid subscribers for the main services of the Loan Parties as of the beginning and as of the end of the most recent fiscal quarter included in the financial statements attached hereto.

0. [Attached as Schedule VII hereto are reasonably detailed calculations with respect to Excess Cash Flow for the most recently ended fiscal year.]4

9. The financial covenant analyses and other information set forth on Schedule II hereto are true and accurate in all material respects on and as of the date of this Certificate.

The foregoing certifications are made and delivered on the date first written above pursuant to Section 5.01(c) of the Amended and Restated Credit Agreement.

Very truly yours,

SURVEYMONKEY INC.,

by

Name:
Title:

[3]	To be included only to the extent utilized during the most recent fiscal quarter covered by the Compliance Certificate.
[4]	To be included for Compliance Certificates delivered pursuant to Section 5.01(c) (in respect of the financial statements required to be delivered pursuant to Section 5.01(a)) for fiscal years ending on or after December 31, 2017.

SCHUDULE I TO

COMPLIANCE CERTIFICATE

FINANCIAL STATEMENTS FOR THE FISCAL [QUARTER] [YEAR] ENDED

[mm/dd/yy]

SCHUDULE II TO

COMPLIANCE CERTIFICATE

FOR THE FISCAL [QUARTER] [YEAR] ENDED [mm/dd/yy].

1.			Leverage Ratio: (i) / (ii) =	[ ]x

	(i)		net Consolidated Funded Debt: (a) – ((b) + (c))[1] =	$[___,___,___]

		(a)	Consolidated Funded Debt:	$[___,___,___]

		(b)	Available Domestic Cash in excess of $5,000,000:	$[___,___,___]

		(c)	70% of Available Foreign Cash:	$[___,___,___]

	(ii)		Consolidated EBITDA for the period of four consecutive fiscal quarters of Holdings most recently ended on or prior to such date:	$[___,___,___]

2.			Consolidated Funded Debt:[2] (i) =	$[___,___,___]

	(i)		the sum of (a) all obligations for borrowed money, whether current or long-term and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all purchase money Indebtedness; (c) the maximum amount available to be drawn under all letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments (excluding any of the

[1]	The sum of (b) and (c) not to exceed $50,000,000.
[2]	Notwithstanding anything to the contrary contained herein, (x) Consolidated Funded Indebtedness shall not include (i) any amounts relating to employee consulting arrangements, accrued expenses, deferred rent, deferred taxes, customary obligations under employment agreements and deferred compensation or (ii) post-closing purchase price adjustments and (y) the amount of any item of Consolidated Funded Debt will be determined without giving effect to any election to value any Indebtedness at “fair value”, as described in Section 1.04(a) of the Amended and Restated Credit Agreement, or any other accounting principle that results in the amount of any such Indebtedness (other than zero coupon Indebtedness) to be below the stated principal amount of such Indebtedness.

			foregoing securing obligations under the New Building Lease); (d) all obligations in respect of the deferred purchase price of property or services (excluding deferred compensation, accruals for payroll and other operating expenses accrued in the ordinary course of business and accounts payable in the ordinary course of business, but including any earn-out obligations that are required to be shown as a liability on t0he balance sheet of Holdings and its Subsidiaries and not contingent (but excluding earn-out obligations that are not payable in cash)); (e) all Capital Lease Obligations; (f) all Disqualified Equity Interests (other than the Series A Convertible Preferred Stock); (g) all Guarantees with respect to Indebtedness of the types specified in clauses (a) through (f) above of another Person; and (h) all Indebtedness of the types referred to in clauses (a) through (g) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which any Loan Party or any Subsidiary is a general partner or joint venturer, to the extent that such Indebtedness is recourse to such Person:	$[___,___,___]

4.			Consolidated EBITDA: (i) + (ii) – (iii) =	$[___,___,___]

	(i)		Consolidated Net Income:	$[___,___,___]

	(ii)[3]		the sum of:

		(a)	consolidated interest expense for such period (including imputed interest expense in respect of Capital Lease Obligations):

		(b)	consolidated interest expense for such period (including imputed interest expense in respect of Capital Lease Obligations):

[3]	Items to be set forth without duplication and to the extent deducted in determining Consolidated Net Income.

(c)	provision for taxes based on income, profits or capital, including foreign withholding tax and federal, foreign, state, franchise and similar taxes paid or accrued during such period (including in respect of repatriated funds):

(d)	all amounts attributable to depreciation and amortization for such period (excluding amortization attributable to a prepaid cash expense item that was paid in a prior period, but including amortization of deferred financing fees and costs and amortization of intangibles):

(e)	any extraordinary losses for such period:

(f)	any unusual or non-recurring losses, expenses or charges for such period[4]:

(g)	any Non-Cash Charges for such period[5]:

(h)	costs, fees, and other third-party expenses during such period related to any Permitted Acquisition or other Investment permitted under Section 6.04 of the Amended and Restated Credit Agreement, any issuance of Equity Interests, any Disposition permitted under the Amended and Restated Credit Agreement, any recapitalization or the incurrence of Indebtedness permitted to be incurred under the Amended and Restated Credit Agreement, including a refinancing thereof and any amendment or modification to the terms of any such transactions (in each case, if permitted by the Amended and Restated Credit Agreement and whether or not such transaction is consummated, but in any event excluding Pro Forma Adjustments):

[4]	The aggregate amount of all amounts under clauses (f), (j) and (n) shall not exceed, and shall be limited to, 20% of Consolidated EBITDA in respect of the Test Period.
[5]	Any cash payment made with respect to any Non-Cash Charges added back in computing Consolidated EBITDA for any prior period pursuant to clause (g) above shall be subtracted in computing Consolidated EBITDA for the period in which such cash payment is made.

(h)	costs, fees, and other third-party expenses during such period related to any Permitted Acquisition or other Investment permitted under Section 6.04 of the Amended and Restated Credit Agreement, any issuance of Equity Interests, any Disposition permitted under the Amended and Restated Credit Agreement, any recapitalization or the incurrence of Indebtedness permitted to be incurred under the Amended and Restated Credit Agreement, including a refinancing thereof and any amendment or modification to the terms of any such transactions (in each case, if permitted by the Amended and Restated Credit Agreement and whether or not such transaction is consummated, but in any event excluding Pro Forma Adjustments):

(i)	any financial advisory fees, accounting fees, legal fees and other similar third-party advisory and consulting fees and related out-of-pocket expenses of Holdings, the Borrower and the other Subsidiaries during such period incurred as a result of the Transactions:

(j)	cash restructuring charges, accruals or reserves (including adjustments to existing reserves) and other cash expenses incurred in connection with Permitted Acquisitions or other acquisitions for such period (including restructuring, severance, transition and relocation costs, retention payments, change of control bonuses and similar expenses related to acquisitions)[6]:

[6]	The aggregate amount of all amounts under clauses (f), (j) and (n) shall not exceed, and shall be limited to, 20% of Consolidated EBITDA in respect of the Test Period.

	(k)	losses on assets during such period in connection with asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business):

	(l)	the amount of any net losses from discontinued operations in accordance with GAAP for such period:

	(m)	any losses attributable to early extinguishment of Indebtedness or obligations under any Hedging Agreement for such period:

	(n)	Pro Forma Adjustments in connection with Material Acquisitions consummated during such period[7]:

(iii)[8]		the sum of:

	(a)	any extraordinary gains for such period, determined on a consolidated basis in accordance with GAAP:

	(b)	any gains attributable to the early extinguishment of Indebtedness or obligations under any Hedging Agreement for such period:

	(c)	he decrease (if any) in the balance of the amount of deferred revenue as of the end of any such period below the balance of the amount of deferred revenue as of the end of the immediately prior period:

	(d)	the amount of any net income from discontinued operations in accordance with GAAP for such period:

[7]	The amount of Pro Forma Adjustments to be added back under clause (n) shall not exceed 10% of Consolidated EBITDA in respect of any Test Period, and the aggregate amount of all amounts under clauses (f), (j) and (n) shall not exceed, and shall be limited to, 20% of Consolidated EBITDA in respect of the Test Period.
[8]	Items to be set forth without duplication and to the extent included in determining Consolidated Net Income.

5.			Consolidated Net Income: (i) – (ii) =

	(i)		the net income or loss of the Borrower and its consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP[9]:

	(ii)		the sum of:

		(a)	the income or loss of any Person (other than Holdings) that is not a consolidated Subsidiary except to the extent of the amount of cash dividends or similar cash distributions actually paid by such Person to Holdings, the Borrower or, subject to clauses (b) and (c) below, any other consolidated Subsidiary during such period:

		(b)	the income of, and any amounts referred to in clause (a) above paid to, any consolidated Subsidiary (other than any Loan Party) to the extent that, on the date of determination, the declaration or payment of cash dividends or similar cash distributions by such Subsidiary is not permitted without any prior approval of any Governmental Authority that has not been obtained or is not permitted by the operation of the terms of the organizational documents of such Subsidiary, any agreement or other instrument binding upon Holdings or any Subsidiary or any law applicable to Holdings or any Subsidiary, unless such restrictions with respect to the payment of cash dividends and other similar cash distributions has been legally and effectively waived:

[9]	To the extent not already included, this clause (i) shall include the amount of proceeds actually received by Holdings, the Borrower and the other Subsidiaries during the relevant period from business interruption insurance or from reimbursement of expenses and charges that are covered by indemnification and other reimbursement provisions in connection with any acquisition or other Investment or any Disposition of any asset permitted under the Amended and Restated Credit Agreement; provided that the amount of any such proceeds thereafter returned or repaid shall be deducted from Consolidated Net Income in the period in which so returned or repaid.

(c)	the income or loss of, and any amounts referred to in clause (a) above paid to, any consolidated Subsidiary that is not wholly owned by Holdings to the extent such income or loss or such amounts are attributable to the noncontrolling interest in such consolidated Subsidiary:

SCHEDULE [III][IV][V] TO

COMPLIANCE CERTIFICATE

EXHIBIT E

[FORM OF] INTEREST ELECTION REQUEST

JPMorgan Chase Bank, N.A.,

as Administrative Agent

Loan and Agency Services Group

500 Stanton Christiana Road

Newark, DE 19713

Attention: Dimple X. Patel

Telephone: (302) 634-4154

Fax: (302) 634-3301

[DATE]

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of April 13, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), among SurveyMonkey Inc. (the “Borrower”), SVMK Inc. (“Holdings”), the Lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as Administrative Agent. This notice constitutes an Interest Election Request and the Borrower hereby gives you notice, pursuant to Section 2.07 of the Amended and Restated Credit Agreement, that it requests the conversion or continuation of a Borrowing under the Amended and Restated Credit Agreement, and in that connection the Borrower specifies the following information with respect to such Borrowing and each resulting Borrowing:

1. Borrowing to which this request applies:
Principal Amount:
Type:
Interest Period[1]:

2. Effective date of this election (which is a Business Day):

3. Resulting Borrowing[s][2]
Principal Amount[3]

[1]	In the case of a Eurocurrency Borrowing, specify the last day of the current Interest Period therefor in accordance with the definition of the term “Interest Period” in the Amended and Restated Credit Agreement.
[2]	If different options are being elected with respect to different portions of the Borrowing, provide the information required by this item 3 for each resulting Borrowing. Each resulting Borrowings shall be in an aggregate amount that is an integral multiple of, and not less than, the amount specified for a Borrowing of such Class and Type in Section 2.02(c) of the Amended and Restated Credit Agreement.
[3]	Indicate the principal amount of the resulting Borrowing and the percentage of the Borrowing in item 1 above.

Type[4]
Interest Period[5]

Very truly yours,

SURVEYMONKEY INC.,

by

Name:
Title:

[4]	Specify whether the resulting Borrowing is to be a ABR Borrowing or a Eurocurrency Borrowing.
[5]	Applicable only if the resulting Borrowing is to be a Eurocurrency Borrowing. Shall be subject to the definition of “Interest Period” and can be a period of one, two, three or six months (or, if agreed to by each Lender participating in the resulting Borrowing, nine or twelve months). Cannot extend beyond the Maturity Date.

EXHIBIT F

SURVEYMONKEY INC.

PERFECTION CERTIFICATE

[Date of Execution]

Reference is made to the Refinancing Facility Agreement, dated as of April 13, 2017, among SurveyMonkey Inc., a Delaware corporation (the “Borrower”), SVMK Inc., a Delaware corporation (“Holdings”), Infinity Box Inc., a Delaware corporation, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, entered into pursuant to the Credit Agreement dated as of February 7, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Borrower, Holdings, the Lenders party thereto from time to time and Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement or the Collateral Agreement referred to therein, as applicable.

The undersigned, as a Financial Officer of each of the Borrower and Holdings, solely in his capacity as an officer, and not individually, hereby certifies to the Administrative Agent and each other Secured Party as follows, in each case as of the date hereof:

SECTION 1. Legal Names. (a) Set forth on Schedule 1 is (i) the exact legal name of each Loan Party, as such name appears in its certificate of organization and (ii) each other legal name such Loan Party has had in the past five years, including the date of the relevant name change.

(b) Except as set forth on Schedule 1, no Loan Party has changed its form or jurisdiction of organization or consummated any merger or consolidation within the past five years.

SECTION 2. Jurisdictions and Locations. (a) Set forth on Schedule 2A is (i) the jurisdiction of organization and the form of organization (i.e., type of entity) of each Loan Party, (ii) the organizational identification number, if any, assigned to such Loan Party by such jurisdiction and the federal taxpayer identification number, if any, of such Loan Party and (iii) the address (including the county) of the chief executive office of such Loan Party.

(b) Set forth on Schedule 2B are, with respect to each Loan Party, (i) all locations where such Loan Party maintains any books or records relating to any Accounts, (ii) all locations where such Loan Party maintains a place of business or any tangible Collateral with a value in excess of $500,000 not otherwise identified on Schedule 2A or 2B and (iii) the name and address of any Person in the United States other than a Loan Party that has possession of any tangible Collateral with value in excess of $500,000, except for, in each case, locations where employees keep laptops outside of any business office of a Loan Party.

SECTION 3. Unusual Transactions. All Accounts have been originated by the Loan Parties in the ordinary course of business, and all Inventory has been acquired by the Loan Parties in the ordinary course of business from a Person in the business of selling goods of that kind (which, for the avoidance of doubt, can occur through the acquisitions of an entire business or company).

SECTION 4. File Search Reports. File search reports have been obtained from (a) the Uniform Commercial Code (“UCC”) filing office relating in the jurisdiction in which each Loan Party is located (as provided in 9-307 of the UCC) and identified on Schedule 2A and (b) the county recorder’s office relating to the county where each Mortgaged Property, if any, is located. The file search reports obtained pursuant to this Section 4 reflect no Liens on any of the Collateral or any Mortgaged Property other than those permitted under the Credit Agreement.

SECTION 5. UCC Filings. UCC financing statements have been prepared for filing in the proper UCC filing office in the jurisdiction in which each Loan Party is located (as provided in 9-307 of the UCC) and, to the extent any of the Collateral is comprised of fixtures, in the proper local jurisdiction, in each case as set forth with respect to such Loan Party in Section 2 above. Set forth on Schedule 5 is a true and complete list of each such filing and the UCC filing office or county recorder’s office in which such filing is to be made.

SECTION 6. Equity Interests. Set forth on Schedule 6 is a true and complete list, for each Loan Party, of all the stock, partnership interests, limited liability company membership interests or other Equity Interests owned by such Loan Party, specifying the issuer (and its jurisdiction of organization) and certificate number of, and the number and percentage of ownership represented by, such Equity Interests.

SECTION 7. Debt Instruments. Set forth on Schedule 7 is a true and complete list, for each Loan Party, of all promissory notes and other evidence of Indebtedness evidencing (a) Indebtedness of any Subsidiary of Holdings or Holdings owing to such Loan Party and (b) Indebtedness of any other Person in the principal amount of $500,000 or more held by such Loan Party, specifying the creditor and debtor thereunder and the type and outstanding principal amount thereof.

SECTION 8. Mortgaged Property. Set forth on Schedule 8 is a true and complete list, with respect to each Mortgaged Property, if any, of (a) the exact name of the Person that owns such property, as such name appears in its certificate of organization, (b) if different from the name identified pursuant to clause (a) above, the name of the current record owner of such property, as such name appears in the records of the county recorder’s office for such property identified pursuant to clause (c) below, and (c) the county recorder’s office in which a Mortgage with respect to such property must be filed or recorded in order for the Administrative Agent to provide constructive notice to third parties of its mortgage lien. Copies of any deeds, most recent title insurance policies or most recent surveys in the possession of the Borrower or Holdings relating to each Mortgaged Property have been delivered to the Administrative Agent.

SECTION 9. Intellectual Property. Set forth on Schedule 9, in proper form for filing with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, is a true and complete list of each Loan Party’s (a) Copyrights, Copyright Applications and exclusive Copyright Licenses (where (i) a Loan Party is a licensee and (ii) the annual cost of such license (in any year) is in excess of $500,000 unless the interest in such license is filed for or on behalf of a Loan Party with the United States Copyright Office), (b) Patents, exclusive Patent Licenses (where a Loan Party is a licensee) and Patent Applications and (c) Trademarks, exclusive Trademark Licenses (where a Loan Party is a licensee) and Trademark Applications, in each case specifying the name of the registered owner, title, registration or application number, expiration date (if already registered) or filing date, and, if applicable, the licensee and licensor.

SECTION 10. Commercial Tort Claims. Set forth on Schedule 10 is a true and complete list of commercial tort claims held by any Loan Party where the amount of damages claimed by such Loan Party is in excess of $500,000 known by such Loan Party to be in existence, including a brief description thereof.

SECTION 11. Domain Names and Domain Name Registrars. Set forth on Schedule 11 is a true and complete list of all (a) Domain Names owned by, used by or assigned to a Loan Party and (b) domain name registrars with which each Loan Party has contracted in connection with each Loan Party’s Domain Names.

SECTION 12. Chattel Paper. Set forth on Schedule 14 is a true and complete list, for each Loan Party, of all chattel paper (whether tangible or electronic) owned by such Loan Party with a value in excess of $500,000, specifying the Loan Party and obligor thereunder, the type, the due date and outstanding principal amount thereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have duly executed this certificate as of the date first set forth above.

SURVEYMONKEY INC.,

By

Name:
Title:	[Financial Officer]

SVMK, INC.,

By

Name:
Title:	[Financial Officer]

Schedule 1

Exact Legal Names

Loan Party’s Exact Legal Name	Acquiree or constituent party to merger, consolidation or acquisition (including date of event)

Schedule 2A

Jurisdictions and Locations

Loan Party	Jurisdiction of Organization	Form of Organization	Organizational Identification Number (if any)	Federal Taxpayer Identification Number (if applicable)	Chief Executive Office Address (including county)

Schedule 2B

Other Addresses

Loan Party	Locations where Books or Records Relating to Accounts are Maintained (including county)	Other Locations where a Place of Business or any Tangible Collateral is Maintained (including county)	Name and Address of Other Persons that have possession of any Tangible Collateral (including county)

Schedule 5

UCC Filings

Loan Party	UCC Filing	Jurisdiction	UCC Filing Office/ Local Filing Office

Fixture Filings (if applicable)

Loan Party	County	Facility Name	Address/City/State/ Zip Code

Schedule 6

Equity Interests

Loan Party	Issuer (Jurisdiction)	Type of Organization	Number of Shares Owned	Percentage of Interest Owned	Certificate No(s). (if uncertificated, indicate so)

Schedule 7

Debt Instruments

Loan Party	Debtor	Type of Instrument	Outstanding Principal Amount

Schedule 8

Mortgaged Property (if any)

Loan Party/ Name of Owner	Name/Address/City/State/ Zip Code	County	UCC Filing Office/ Local Filing Office

Schedule 9

Intellectual Property

I.	Copyrights

Registered Owner	Title	Registration Number	Expiration Date

II.	Copyright Applications

Registered Owner	Title	Application Number	Date Filed

III.	Exclusive Copyright Licenses (where a Loan Party is a licensee)

Licensee	Licensor	Title	Registration Number	Expiration Date

IV.	Patents

Registered Owner	Title of Patent	Registration Number	Issue Date	Expiration

V.	Exclusive Patent Licenses (where a Loan Party is a licensee)

Licensee	Licensor	Title	Registration Number	Expiration Date

VI.	Patent Applications

Registered Owner	Title of Patent	Application Number	Date Filed

VII.	Trademarks

Registered Owner	Mark	Registration No.	Registration Date	Expiration Date

VIII.	Exclusive Trademark Licenses (where a Loan Party is a licensee)

Licensee	Licensor	Title	Registration Number	Expiration Date

IX.	Trademark Applications

Registered Owner	Mark	Application Number	Filing Date

Schedule 10

Commercial Tort Claims

Schedule 11

Domain Names

Registered Owner	Domain Name

Domain Name Registrars

Domain Name Registers

Schedule 12

Chattel Paper

Loan Party	Obligor	Type (Tangible/ Electronic)	Due Date	Outstanding Principal Amount

EXHIBIT G

[FORM OF] SOLVENCY CERTIFICATE

OF

SVMK INC.

AND ITS SUBSIDIARIES

April 13, 2017

Reference is made to the Refinancing Facility Agreement, dated as of the date hereof (the “Refinancing Facility Agreement”), among SurveyMonkey Inc., a Delaware corporation (the “Borrower”), SVMK Inc., a Delaware corporation (“Holdings”), Infinity Box Inc., a Delaware corporation, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, entered into pursuant to the Credit Agreement dated as of February 7, 2013 (as amended, restated, supplemented or otherwise modified from time to time) among Borrower, Holdings, the Lenders party thereto from time to time and Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Refinancing Facility Agreement.

Pursuant to Section 6(g) of the Refinancing Facility Agreement, the undersigned hereby certifies, solely in such undersigned’s capacity as Chief Operating Officer, Chief Financial Officer and Treasurer of Holdings, and not individually, as follows:

As of the date hereof, and after giving effect to the consummation of the transactions contemplated by the Refinancing Facility Agreement to occur on the date hereof, in each case after giving effect to the rights of subrogation and contribution under the Collateral Agreement (as defined in the Amended and Restated Credit Agreement) or otherwise:

a.	The fair value of the assets of Holdings and its subsidiaries, taken as a whole, exceeds, and will exceed, on a consolidated basis, their debts and liabilities, subordinated, contingent or otherwise;

b.	The present fair saleable value of the assets of Holdings and its subsidiaries, taken as a whole, is, and will be, greater than the amount that will be required to pay the probable liability, taken as a whole, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured;

c.	Holdings and its subsidiaries, taken as a whole, are, and will be, able to pay their debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured; and

d.	Holdings and its subsidiaries, taken as a whole, do not, and will not, have unreasonably small capital with which to conduct the business in which they are engaged, as such business is conducted at the time of and is proposed to be conducted following the First Refinancing Facility Agreement Effective Date.

For purposes of this Solvency Certificate, the amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability.

EXHIBIT G

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Solvency Certificate in such undersigned’s capacity as Chief Operating Officer, Chief Financial Officer and Treasurer of Holdings, on behalf of Holdings, and not individually, as of the date first set forth above.

SVMK INC., as Holdings,

By:
Name:	[ ]
Title:	[Chief Operating Officer, Chief Financial Officer and Treasurer

EXHIBIT H-1

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of April 13, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), among SurveyMonkey Inc., a Delaware corporation (the “Borrower”), SVMK Inc., a Delaware corporation, the Lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as Administrative Agent.

Pursuant to the provisions of Section 2.17 of the Amended and Restated Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Amended and Restated Credit Agreement and used herein shall have the meanings given to them in the Amended and Restated Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date:                     , 20[     ]

EXHIBIT H-2

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of April 13, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), among SurveyMonkey Inc., a Delaware corporation (the “Borrower”), SVMK Inc., a Delaware corporation, the Lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as Administrative Agent.

Pursuant to the provisions of Section 2.17 of the Amended and Restated Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Amended and Restated Credit Agreement and used herein shall have the meanings given to them in the Amended and Restated Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date:                     , 20[     ]

EXHIBIT H-3

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of April 13, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), among SurveyMonkey Inc., a Delaware corporation (the “Borrower”), SVMK Inc., a Delaware corporation, the Lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as Administrative Agent.

Pursuant to the provisions of Section 2.17 of the Amended and Restated Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Amended and Restated Credit Agreement and used herein shall have the meanings given to them in the Amended and Restated Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:                         , 20[     ]

EXHIBIT H-4

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of April 13, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), among SurveyMonkey Inc., a Delaware corporation (the “Borrower”), SVMK Inc., a Delaware corporation, the Lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as Administrative Agent.

Pursuant to the provisions of Section 2.17 of the Amended and Restated Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Amended and Restated Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Amended and Restated Credit Agreement and used herein shall have the meanings given to them in the Amended and Restated Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date:                         , 20[     ]

EXHIBIT I

[FORM OF] AFFILIATED ASSIGNMENT AND ASSUMPTION

This Affiliated Assignment and Assumption (the “Affiliated Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor (as defined below) and the Assignee (as defined below). Capitalized terms used but not defined herein shall have the meanings given to them in the Amended and Restated Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Affiliated Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Amended and Restated Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Amended and Restated Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any Letters of Credit, Guarantees, and Swingline Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Amended and Restated Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Affiliated Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor (the “Assignor”): [Name of ASSIGNOR]

2.	Assignee (the “Assignee”): [Name of ASSIGNEE]

3.	Borrower: SurveyMonkey Inc.

4.	Administrative Agent: JPMorgan Chase Bank, N.A., as Administrative Agent under the Amended and Restated Credit Agreement

5.	Amended and Restated Credit Agreement: Amended and Restated Credit Agreement dated as of April 13, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), among SurveyMonkey Inc. (the “Borrower”), SVMK Inc. (“Holdings”), the Lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as Administrative Agent

6.	Assigned Interest: [2]

Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans [3]
Term Loans	$	$	%
[ ][4]	$	$	%

Effective Date:                      , 201     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR].

[2]	Must comply with the minimum assignment amount set forth in Section 9.04(b)(ii)(A) of the Amended and Restated Credit Agreement, to the extent such minimum assignment amounts are applicable.
[3]	Set forth, to at least nine decimals, as a percentage of the Commitments/Loans of all Term Lenders or Incremental Term Lenders of any Series, as applicable.
[4]	In the event Incremental Term Commitments/Loans are established under Section 2.21 of the Amended and Restated Credit Agreement, refer to the Series of such Incremental Term Loans assigned.

The terms set forth in this Affiliated Assignment and Assumption are hereby agreed to:

[NAME OF ASSIGNOR], as
Assignor,

by
Name:
Title:

[NAME OF ASSIGNEE], as
Assignee,

by
Name:
Title:

EXHIBIT I

STANDARD TERMS AND CONDITIONS FOR

AFFILIATED ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Affiliated Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Amended and Restated Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Holdings, the Borrower, or any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Holdings, the Borrower, or any of their Subsidiaries or Affiliates or any other Person of any of their obligations under any Loan Document.

1.2 Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Affiliated Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Amended and Restated Credit Agreement; (ii) it satisfies the requirements, if any, specified in the Amended and Restated Credit Agreement (including Sections 9.04(e) and (f) of the Amended and Restated Credit Agreement) that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender; (iii) it is a [Purchasing Borrower Party][Purchasing Affiliated Lender] (as defined in the Amended and Restated Credit Agreement); (iv) as of the date hereof the Assignee does not have any material non-public information (“MNPI”) with respect to any Loan Party that either (A) has not been disclosed to the assigning Lender (other than any such Lender that does not wish to receive MNPI) on or prior to the date of any assignment to the Assignee or (B) if not disclosed to such Lender, could reasonably be expected to have a material effect upon, or otherwise be material (1) to such Lender’s decision make such assignment or (2) to the market price of the Term Loans to be assigned; (iv) from and after the Effective Date, it shall be a party to the Amended and Restated Credit Agreement, (v) it has received a copy of the Amended and Restated Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof (or, prior to the first such delivery, the financial statements referred to in Section 3.04 thereof), and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Affiliated Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (vi) if it is a Lender that is a U.S. Person, attached to this Assignment and Assumption is IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax and (vii) if it is a Foreign Lender, attached to this Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 2.17 of the Amended and Restated Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Assignor, the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

3. General Provisions. This Affiliated Assignment and Assumption shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Affiliated Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Affiliated Assignment and Assumption by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Affiliated Assignment and Assumption. This Affiliated Assignment and Assumption shall be construed in accordance with and governed by the law of the State of New York.

EXHIBIT J

[FORM OF] AUCTION PROCEDURES

This Exhibit J is intended to summarize certain basic terms of the reverse Dutch auction procedures pursuant to and in accordance with the terms and conditions of Section 2.23 of the Amended and Restated Credit Agreement, of which this Exhibit J is a part. It is not intended to be a definitive statement of all of the terms and conditions of a reverse Dutch auction, the definitive terms and conditions for which shall be set forth in the applicable offering document. None of the Administrative Agent, the Auction Manager or any of their respective Affiliates makes any recommendation pursuant to any offering document as to whether or not any Lender should sell its Term Loans to a Purchasing Borrower Party pursuant to any offering documents, nor shall the decision by the Administrative Agent or the Auction Manager (or any of their respective Affiliates) in its capacity as a Lender to sell its Term Loans to a Purchasing Borrower Party be deemed to constitute such a recommendation. Each Lender should make its own decision as to whether to sell any of its Term Loans and as to the price to be sought for such Term Loans. In addition, each Lender should consult its own attorney, business advisor or tax advisor as to legal, business, tax and related matters concerning each Auction Purchase Offer and the relevant offering documents. Capitalized terms not otherwise defined in this Exhibit J have the meanings assigned to them in the Amended and Restated Credit Agreement.

i.

Notice Procedures. In connection with each Auction Purchase Offer, a Purchasing Borrower Party will provide notification to the Auction Manager (for distribution to the Lenders) of the Class or Classes of Term Loans (as determined by such Purchasing Borrower Party in its sole discretion) that will be the subject of such Auction Purchase Offer (each, an “Auction Notice”). Each Auction Notice shall contain (i) the maximum principal amount (calculated on the face amount thereof) of each Class or Classes of Term Loans that the applicable Purchasing Borrower Party offers to purchase in such Auction Purchase Offer (the “Auction Amount”), which shall be no less than $10,000,000 (across all such Classes) (unless another amount is agreed to by the Administrative Agent); (ii) the range of discounts to par (the “Discount Range”), expressed as a range of prices per $1,000, at which such Purchasing Borrower Party would be willing to purchase Term Loans of each applicable Class in such Auction Purchase Offer; and (iii) the date on which such Auction Purchase Offer will conclude (which date shall not be less than three Business Days following the distribution of the Auction Notice to the Lenders of the applicable Class(es)), on which date Return Bids (as defined below) will be due by 1:00 p.m., New York City time (as such date and time may be extended by the Auction Manager, the “Expiration Time”). Such Expiration Time may be extended for a period not exceeding three Business Days upon notice by the applicable Purchasing Borrower Party to the Auction Manager received not less than 24 hours before the original Expiration Time; provided that only two extensions per offer shall be permitted. An Auction Purchase Offer shall be regarded as a “failed Auction Purchase Offer” in the event that either (x) the applicable Purchasing Borrower Party withdraws such Auction Purchase Offer in accordance with the terms hereof or (y) the Expiration Time occurs with no Qualifying Bids (as defined below) having been received. In the event of a failed Auction Purchase Offer, no Purchasing Borrower Party shall be permitted to deliver a new Auction Notice prior to the date occurring three Business Days after such withdrawal or Expiration Time, as the case may be. Notwithstanding anything to the contrary contained herein, the applicable Purchasing Borrower Party shall not initiate any Auction Purchase Offer by delivering an Auction Notice to the Auction Manager until after the conclusion (whether successful or failed) of the previous Auction Purchase Offer (if any), whether such conclusion occurs by withdrawal of such previous Auction Purchase Offer or the occurrence of the Expiration Time of such previous Auction Purchase Offer.

ii.	Reply Procedures. In connection with any Auction Purchase Offer, each Lender of Term Loans of the applicable Class(es) wishing to participate in such Auction Purchase Offer shall, prior to the Expiration Time, provide the Auction Manager with a notice of participation, in the form included in the applicable offering document (each, a “Return Bid”) which shall specify (i) a discount to par that must be expressed as a price per $1,000 in principal amount of Term Loans (the “Reply Price”) of the applicable Class(es) within the Discount Range and (ii) the principal amount of Term Loans of the applicable Class(es), in an amount not less than $1,000,000 or an integral multiple of $1,000 in excess thereof, that such Lender offers for sale at its Reply Price (the “Reply Amount”). A Lender may submit a Reply Amount that is less than the minimum amount and incremental amount requirements described above only if the Reply Amount comprises the entire amount of the Term Loans of the applicable Class(es) held by such Lender. Lenders may only submit one Return Bid per Class per Auction Purchase Offer, but each Return Bid may contain up to three component bids, each of which may result in a separate Qualifying Bid and each of which will not be contingent on any other component bid submitted by such Lender resulting in a Qualifying Bid. In addition to the Return Bid, the participating Lender must execute and deliver, to be held in escrow by the Auction Manager, an Affiliated Lender Assignment and Assumption. No Purchasing Borrower Party will purchase any Term Loans at a price that is outside of the applicable Discount Range, nor will any Return Bids (including any component bids specified therein) submitted at a price that is outside such applicable Discount Range be considered in any calculation of the Applicable Threshold Price (as defined below).

iii.

Acceptance Procedures. Based on the Reply Prices and Reply Amounts received by the Auction Manager, the Auction Manager, in consultation with the applicable Purchasing Borrower Party, will determine the applicable discounted price (the “Applicable Discounted Price”) for the Auction, which will be (i) the lowest Reply Price for which such Purchasing Borrower Party can complete the Auction Purchase Offer at the Auction Amount or (ii) in the event that the aggregate amount of the Reply Amounts relating to such Auction Notice is insufficient to allow such Purchasing Borrower Party to purchase the entire Auction Amount, the highest Reply Price that is within the Discounted Range so that such Purchasing Borrower Party can complete the purchase at such aggregate amount of Reply Amounts. Subject to the conditions contained in the Auction Notice, the applicable Purchasing Borrower Party shall purchase the Term Loans (or the respective portions thereof) from each Lender with a Reply Price that is equal to or less than the Applicable Discounted Price (“Qualifying Bids”) at the Applicable Discounted Price; provided that if the aggregate amount required to pay the Qualifying Bids would exceed the Auction Amount for such Auction Purchase Offer, such Purchasing Borrower Party shall pay such Qualifying Bids at the Applicable Discounted Price ratably based on the respective principal amounts of such Qualifying Bids (subject to rounding requirements specified by the Auction Manager). Each participating Term Lender shall be given notice as to whether its bid is a Qualifying Bid as soon as reasonably practicable but in no case later than five Business Days from the date the Return Bid was due.

iv.	Notification Procedures. The Auction Manager will calculate the Applicable Discounted Price and will cause the Administrative Agent to post the Applicable Discounted Price and proration factor onto an internet or intranet site (including an IntraLinks, SyndTrak or other electronic workspace) in accordance with the Auction Manager’s standard dissemination practices by 4:00 p.m., New York City time, on the Business Day during which the Expiration Time occurs. The Auction Manager will insert the principal amount of Term Loans of the applicable Class(es) to be assigned and the applicable settlement date into each applicable Affiliated Assignment and Assumption received in connection with a Qualifying Bid. Upon the request of the submitting Lender, the Auction Manager will promptly return any Affiliated Assignment and Assumption received in connection with a Return Bid that is not a Qualifying Bid.

v.

Additional Procedures. After delivery of an Auction Notice, the applicable Purchasing Borrower Party may withdraw an Auction Purchase Offer only if no Qualifying Bid has been received by the Auction Manager at the time of withdrawal. Any Return Bid (including any component bid thereof) delivered to the Auction Manager may not be withdrawn, modified, revoked, terminated or cancelled by a Lender. However, an Auction Purchase Offer may become void if the conditions to the purchase set forth in Section 2.23 of the Amended and Restated Credit Agreement are not met. The purchase price in respect of each Qualifying Bid for which purchase by the applicable Purchasing Borrower Party is required in accordance with the foregoing provisions shall be paid directly by such Purchasing Borrower Party to the respective assigning Lender on a settlement date as determined jointly by such Purchasing Borrower Party and the Auction Manager (which shall be not later than ten Business Days after the date Return Bids are due). The applicable Purchasing Borrower Party shall execute each applicable Affiliated Lender Assignment and Assumption received in connection with a Qualifying Bid. All questions as to the form of documents and eligibility of Term Loans that are the subject of an Auction Purchase Offer will be determined by the Auction Manager, in consultation with the applicable Purchasing Borrower

Party, and their determination will be final and binding so long as such determination is not inconsistent with the terms of Section 2.23 of the Amended and Restated Credit Agreement or this Exhibit J. The Auction Manager’s interpretation of the terms and conditions of the offering document, in consultation with the applicable Purchasing Borrower Party, will be final and binding so long as such interpretation is not inconsistent with the terms of Section 2.23 of the Amended and Restated Credit Agreement or this Exhibit J. None of the Administrative Agent, the Auction Manager or any of their respective Affiliates assumes any responsibility for the accuracy or completeness of the information concerning the applicable Purchasing Borrower Party, the Loan Parties or any of their respective Affiliates (whether contained in an offering document or otherwise) or for any failure to disclose events that may have occurred and may affect the significance or accuracy of such information. This Exhibit J shall not require any Purchasing Borrower Party to initiate any Auction Purchase Offer.